Exhibit 4.1.1

*Portions marked with asterisks have been omitted pursuant to a request for confidential treatment, and have been filed separately in connection with such request.

*

31 March 2006

Dear Neil,

Amendment to Network Services Agreement, dated 9 March 2005 (“NSA”)

Further to our recent discussions and the work of our respective teams, I am writing to confirm the terms upon which Reuters Limited and British Telecommunications plc agree to amend the Existing Agreement, which are as follows:

1.	Subject to paragraph 2 of this letter of amendment, *.
2.	*: *
(i)	*
(ii)	*
3.	*.
4.

Subject to paragraph 2 of this letter of amendment: (i) Clause 6, Schedule 2 Part 1B, Schedule 2 Part 1C, Schedule 2 Part 1D, Schedule 4, Schedule 5 Part 2, Schedule 6, Schedule 9 and Schedule 12 of the Existing Agreement shall respectively and as applicable, as of the Amendment Date, be replaced by the terms set out in Appendices A, B, C, D, E, F and G to this letter of amendment to form the Amended Agreement; (ii) Schedule 1 shall be amended in accordance with Appendix J, (iii) Appendix K shall be annexed to the Amended Agreement as a new Schedule 16; and (iv) the words “(except the obligation to achieve the Migration Milestones, but without prejudice to Clause 6.12)” in Clause 7.3.1 and the words “(except the obligation to achieve the Migration Dependencies, but without prejudice to Clause 6.8)” in Clause 8.3 shall be deleted wi th effect from the Amendment Date.

Reuters Limited The Reuters Building South Colonnade Canary Wharf London E14 5EP Tel (020) 7250 1122
A subsidiary of Reuters Group Plc Reg. Office as above Reg. No. 145516 England
*	Text has been redacted for confidentiality

5.	From the Amendment Date, the Initial Details of the Parties set out in Clause 46.2 of the Existing Agreement shall be replaced with the following:

Party:	Reuters
Address:	The Reuters Building, South Colonnade, Canary Wharf, London E14 5EP
Facsimile No:	+44 (0)20 7542 5791
Marked for the Attention of:	Christopher Hagman and Stewart Beaumont
With a copy to:	Group General Counsel
Address:	As above
Facsimile No:	+44 (0)20 7542 5406

Party:	BT
Address:	BT Centre, 81 Newgate Street, London, EC1A 7AJ
Facsimile No:	+44(0)20 7726 8564
Marked for the Attention of:	Chris North
With a copy to:	Group General Counsel
Address:	as above
Facsimile No:	+44 (0)20 7600 6891
6.	From the Amendment Date until *:
(A)	*; and
(B)	*.
*	Text has been redacted for confidentiality

7.	* * *:
(A)	*;
(B)	*; and
(C)	*.
8.

The Appendices to this letter of amendment form part of this letter of amendment and shall have the same force and effect as if expressly set out in the body of this letter of amendment. Any reference to this letter of amendment shall include both this letter of amendment and the Appendices thereto. Any capitalised terms used in this letter of amendment shall have the meaning set out in the Amended Agreement.

9.

This letter of amendment, the side letter of even date relating to the Price Books and the Amended Agreement (together the “Amendment Documents”) constitute the entire agreement between the Parties with respect to their subject matter and supersede all previous agreements and understandings between the Parties.

10.

Subject always to Clause 33.1 of the Amended Agreement, each Party acknowledges that, in entering into the Amendment Documents, it does not do so on the basis of or in reliance upon any representations, promises, undertakings, warranties or other statements (whether written or oral) of any nature whatsoever except as expressly repeated in the Amendment Documents.

11.

Subject always to Clause 33.1 of the Amended Agreement, neither Party shall have any right of action against the other Party arising out of or in connection with any representation, promise, undertaking, warranty or other statement (whether written or oral) of any nature whatsoever except to the extent that it is expressly repeated in the Amendment Documents.

12.	This letter of amendment shall be governed and construed in accordance with the laws of England.

Please indicate your agreement to the terms set out above by signing, dating and returning to me the enclosed original counterpart of this letter.

*	Text has been redacted for confidentiality

Yours sincerely,

/s/ Barry Woodward For and on behalf of Reuters Limited
Agreed by: /s/ Neil Rogers

For and on behalf of British Telecommunications plc

Date:	31/3/2006

TP060880124

Appendix A

Replacement Clause 6

Network Services Agreement

Replacement Clause 6

Part C. The Services

6	Migration

Migration Plan

6.1	Subject to Clause 7.3, from the Amendment Date, BT shall provide the Parties with the means necessary:
6.1.1	to enable the achievement of migration contemplated by, and in accordance with, the Migration Plan and the Migration Milestones; and
6.1.2	to ensure that the New Services meet the New Service Levels (including service assurance requirements in Schedule 5 Part 2),

in each case solely in accordance with BT’s obligations under this Agreement.

6.2

Subject to Clause 8.3, Reuters shall, from the Amendment Date, provide the Parties with the means necessary to enable the achievement of the Migration Dependencies solely in accordance with Reuters’ obligations under this Agreement.

6.3

The Parties shall, from the Amendment Date, work with each other to implement the Migration Plan in accordance with its terms in order to achieve migration from the Existing Services to the New Services.

6.4

The Parties will monitor and assess achievement of the Migration Plan and associated risks and delays to the Migration Plan on a continual basis (including at the Monthly Review Sessions) and, subject to Clause 6.5, agree amendments to the Migration Plan accordingly.

6.5

The Parties acknowledge and agree that they will implement the Migration Plan through the operation of underlying operational documents which form a project management tool and which will be jointly developed on a day to day basis to ensure implementation of the Migration Plan. The Parties further acknowledge that the operational teams of each Party will, until the Migration Plan is completed, meet on a quarterly basis (the “Operational Quarterly Review”) to review progress of the Migration Plan at an operational level. Notwithstanding the foregoing, any change in the Migration Plan, including any change to the Migration Plan, the Migration Milestones or the Migration Dependencies (or any of them) shall be progressed through the Change Control Procedure and ratified by Reuters’ Head of Divisional Technology (or equivalent) and the Head of BT Global Solutions (or equivalent).

6.6	It shall be an overriding principle for the purposes of this Clause 6 that the Parties shall, from the Amendment Date:
6.6.1	each use all reasonable endeavours to mitigate any actual or potential delays and Losses arising as a consequence of any failure to comply with the Migration Plan and this Agreement; and
6.6.2	each use all reasonable endeavours to seek to promptly agree any matter, circumstance or document in relation to which the other Party is seeking agreement from it.

Migration Milestones and Dependencies

6.7	BT shall, or shall procure that the relevant member of the BT Group shall, successfully complete or achieve:
6.7.1	the Migration Milestones by the relevant Milestone Due Date as set out in Schedule 4 (Migration Milestones); and
6.7.2	the obligations on BT contained in the Migration Plan by the relevant due date for such obligations as set out in the Migration Plan.
6.8	Reuters shall, or shall procure that the relevant member of the Reuters Group shall provide, deliver or successfully complete:
6.8.1	the Migration Dependencies by the relevant due date set out in Schedule 9 (Migration Dependencies); and
6.8.2	the obligations on Reuters contained in the Migration Plan by the relevant due date for such obligations as set out in the Migration Plan.
6.9

Subject to Clauses 7.3 and 8.3, to the extent that any delay in the Migration Plan results from a failure to achieve a Migration Milestone or an obligation in the Migration Plan (in respect of BT) or a Migration Dependency or an obligation in the Migration Plan (in respect of Reuters) then such delay shall be deemed to be the fault and responsibility of that Party for the purposes of the processes set out in this Clause 6.

Monthly Review Sessions

6.10	Until the Migration Plan is completed, the Parties will, with effect from the Amendment Date, meet monthly (or more frequently as may agreed by the Parties) (the “Monthly Review Sessions”) to:
6.10.1

where there has been an Operational Quarterly Review since the last Monthly Review Session, review the output of that Operational Quarterly Review, and any other items arising, and identify and seek to agree any actual or potential delays in the Migration Plan and compliance with the Migration Milestones and Migration Dependencies;

6.10.2

where there has not been an Operational Quarterly Review since the last Monthly Review Session, review such reports as the Parties agree should be prepared in advance of that meeting, and any other items arising, in order to assess continued compliance with the Migration Plan, the Migration Milestones and the Migration Dependencies;

6.10.3

collate and review the minutes (both agreed form and, where applicable, the versions of both Parties) from the previous Monthly Review Sessions (if applicable) and the Parties shall review the progress of the implementation of any plans or actions agreed at previous Monthly Review Sessions;

6.10.4	discuss and seek to agree ways to ensure that the Migration Plan is completed in the most cost efficient and timely manner for both Parties based on the information reviewed at that meeting;
6.10.5	discuss and seek to agree ways to:
(i)	avoid or mitigate the effect of any actual or potential delays in the Migration Plan; and
(ii)	otherwise ensure ongoing compliance (so far as possible) with the Migration Plan and the achievement of the Migration Milestones and the Migration Dependencies,

in each case based on the information reviewed at that meeting; and

6.10.6

at least once per quarter discuss and each use all reasonable endeavours to seek to agree the apportionment of responsibility between the Parties for each Data Centre Delay (including an appropriate sharing of responsibility where such Data Centre Delay is neither Party’s fault).

6.11

The Parties shall implement any plans or actions agreed at each Monthly Review Session as soon as reasonably practicable and shall continue to discuss, track and progress such plans and actions at subsequent Monthly Review Sessions or more frequently as may be agreed by the Parties.

Six Month Review Session

6.12

Without prejudice to the Monthly Review Sessions, six (6) months prior to the * Milestone Due Date and the Milestone Due Date for the * Milestone or such other dates as the Parties may agree in writing the Parties will additionally meet (the “Six Month Review Sessions”) to:

6.12.1	collate and review the minutes (both agreed form and, where applicable, the versions of both Parties) from the Monthly Review Sessions;
6.12.2	evaluate the likelihood of attaining the * (as applicable);
6.12.3

on the basis of Clause 6.12.1 discuss and seek to agree any additional steps the Parties could take, which have not previously been agreed, in order to mitigate the effect of any actual or potential delays in the Migration Plan (which may involve, without limitation, the financial incentivisation by either Party, or jointly, of customers of the Reuters Group to accept New Services); and

*	Text has been redacted for confidentiality

6.12.4	seek to agree the apportionment of responsibility between the Parties for each Data Centre Delay which has not previously been agreed by the Parties pursuant to Clause 6.10.6.
6.13

Following each Six Month Review Session, the Parties shall implement any plans or actions agreed at any such meeting as soon as reasonably practicable, and shall continue to discuss, track and progress such plans and actions at subsequent Monthly Review Sessions or more frequently as may be agreed by the Parties.

* Review Sessions

6.14

Without prejudice to the Monthly Review Sessions, within five (5) Business Days of the * Milestone Due Date and the Milestone Due Date for the * Milestone, and every six (6) months thereafter until the Final Migration Notice is issued, the Parties will additionally meet (the “* Review Session”, the “* Review Session” and “Subsequent Review Session” respectively, and each a “Review Session”) to:

6.14.1	assess overall compliance with the Migration Plan, the Migration Milestones and the Migration Dependencies;
6.14.2

using the minutes from the Monthly Review Sessions and the relevant Six Month Review Session, and taking into account the apportionment of responsibility as agreed therein, agree the apportionment of responsibility between the Parties for each Data Centre Delay that has occurred:

(i)	in the case of the * Review Session, since *; and
(ii)	in the case of the * Review Session, since the * Review Session; and
(iii)	in the case of any Subsequent Review Sessions, since the * Review Session or previous Subsequent Review Session (as applicable);
6.14.3

using the minutes from the Monthly Review Sessions and the relevant Six Month Review Session, and based on the Agreed Costs (as set out in Schedule 16) per week or part thereof calculate the liquidated sum of additional costs deemed incurred by the BT Group as at the relevant June Review Session as a result of any Data Centre Delays caused by Reuters’ failure to comply with it’s obligations under Clause 6.8 (or an appropriate proportion of such costs where responsibility for such delay has been apportioned between the Parties), less the liquidated sum of savings (to be calculated based on the Agreed Savings (as set out in Schedule 16) per week or part thereof) which the BT Group is deemed to have made as a result of any Early Data Centre Migrations:

(i)	in the case of the * Review Session, in respect of the period since *
*	Text has been redacted for confidentiality

(ii)	in the case of the * Review Session, in respect of the period since the * Review Session; and
(iii)	in the case of any Subsequent Review Sessions, since the previous Review Session.

To the extent that Agreed Savings and Agreed Costs are incurred during the Buffer Period, such Agreed Savings and Agreed Costs shall not be included in the calculations set out in this Clause 6.14.3 and Clause 6.14.4. For the purposes of this Clause 6.14.3 and Clause 6.14.4, “Buffer Period” shall mean a period of * the due date for completion of all the migration tasks in relation to each data centre as set out in the Migration Plan;

6.14.4

calculate the aggregate liquidated damages (based on the Agreed Costs, as set out in Schedule 16) deemed incurred by Reuters for each Data Centre Delay taking into account for each such Data Centre Delay the apportionment of responsibility set out in Clause 6.14.2:

(i)	in the case of the * Review Session, in respect of the period since *
(ii)	in the case of the * Review Session, in respect of the period since the * Review Session; and
(iii)	in the case of any subsequent Review Sessions, since the previous Review Session;

Calculation of losses

The Parties acknowledge that the type and amount of losses that are likely to be incurred by Reuters and BT as a result of any Data Centre Delays are difficult to quantify. Therefore the Parties agree for the purpose of this Clause 6.14 that the Agreed Costs and Agreed Savings are liquidated sums set out in Schedule 16.

*

(i)

the Parties agree that the amount payable pursuant to this Clause 6.14 represents a genuine pre-estimate of the losses which each Party will sustain as a result of a Data Centre Delay, actual damages in those circumstances being difficult to determine; accordingly, such payments are not a penalty;

(ii)

* For the avoidance of doubt, subject to Clause 33 (Exclusions and Limitations of Liability) there shall be no restriction on the right of either Party to * (for example, the * on payment referred to below has been reached); or (2) where either Party has exercised its right to terminate this Agreement; and

*	Text has been redacted for confidentiality

(iii)	any payments made by either Party pursuant to this Clause 6.14 are a rebate and whether they are tax effective shall be determined in accordance with relevant Applicable Legislation.

Cap

Subject to Clause 33.1 the maximum amount payable by either Party in aggregate under this Clause 6.14 shall not exceed *

6.14.5

carry out a reconciliation of the amounts claimed by the Parties pursuant to Clauses 6.14.3 and 6.14.4 to assess and verify any amounts owed by one party to the other and discuss and agree the mechanics on which the owed Party shall be made whole for such owed amounts; and

6.14.6

where the Final Migration Notice has not been issued, discuss any additional steps the parties could take, which have not previously been agreed, in order to mitigate the effect of any further delays in the Migration Plan and, in the case of the * Review Session, agree a plan for achieving the * Milestone as soon as possible (to be incorporated in a revised Migration Plan in accordance with Clause 6.5);

6.15	Within five (5) Business Days of each Review Session the Parties shall implement any plans or actions agreed at such session.

Principles for review sessions

6.16	Throughout the review process outlined in Clauses 6.10 to 6.15 the Parties shall comply with the following principles:
6.16.1	each Party shall act reasonably and in good faith;
6.16.2	each Party shall provide appropriate senior management representation at all Monthly Review Sessions, and each Monthly Review Session shall, as a minimum, be attended by:

BT attendee	Reuters attendee

BT President of Global Solutions (or equivalent)	Reuters Head of Divisional Technology (or equivalent)

and others as may be reasonably required or requested by either Party;

6.16.3

in the event that the Parties fail to come to an agreement on any matter at the Monthly Review Sessions, at the Six Month Review Sessions or at a Review Session, such matter shall be minuted, put aside and reviewed at later Monthly Review Sessions or, in the event that it remains unresolved and relevant after the * Review Session, may be escalated and resolved through the Dispute Resolution Procedure by either party giving to the other a notice in accordance with Clause 18; and

*	Text has been redacted for confidentiality

6.16.4	the operation of this Clause 6 shall not prejudice the principles set out in Clause 14.

Minutes of review sessions

6.17	In relation to the Monthly Review Sessions, the Six Month Review Sessions and the Review Sessions:
6.17.1

BT shall be responsible for compiling accurate and sufficiently detailed minutes of the proceedings of such review sessions, including minutes of plans and actions agreed and positions of both parties where agreements not reached;

6.17.2	the minutes of such review sessions shall be provided by BT to Reuters within ten (10) Business Days of each review session;
6.17.3	the Parties shall use their reasonable endeavours to agree the minutes, and in the event that agreement is reached, this shall be confirmed in writing to the other Party; and
6.17.4

in the event that the Parties are unable to agree the minutes for any review session before the next Monthly Review Session, each Party’s version of the minutes will be documented by that Party in writing and a copy provided to the other Party.

IOS Upgrades

6.18	It is an underlying principle that both parties will act reasonably and in good faith in respect of the procedure set out in Clauses 6.19 to 6.25.
6.19	Without prejudice to Clauses 6.19 to 6.23, BT shall notify Reuters systematically of all proposed IOS Upgrades (each a “BT Notification”).
6.20

Reuters has * from a BT Notification to respond to BT as to whether it agrees to such IOS Upgrade (each a “Reuters Response”). If BT has not received a Reuters Response within thirteen Business Days of a BT Notification, BT shall contact Reuters by e-mail to request the Reuters Response. If Reuters has not given a Reuters Response within such * period, then Reuters shall be deemed to have agreed to such IOS Upgrade.

6.21

In the event that Reuters’, acting reasonably, does not agree in the Reuters Response to the implementation of the proposed IOS Upgrade, the Parties shall (acting reasonably and in good faith) work together in a timely manner to test the proposed IOS Upgrade as soon as reasonably practicable, which may include loading the IOS Upgrade onto the test network.

*	Text has been redacted for confidentiality

6.22	Following such tests, Reuters will notify BT in writing that it:
6.22.1	agrees to the implementation of that IOS Upgrade;
6.22.2	does not agree to the implementation of that IOS Upgrade, following which the matter may be referred to the Dispute Resolution Procedure; or
6.22.3	wishes to progress the implementation of that IOS Upgrade through the Change Control Procedure.
6.23	For the avoidance of doubt and subject to Clause 6.20, BT shall not implement any IOS Upgrade without adhering to the process set out in Clauses 6.18 to 6.23.

Miscellaneous

6.24

Notwithstanding the provisions of this Clause 6, the Parties agree that where Reuters’ compliance with the Migration Plan or the Migration Dependencies is prevented by IDN Migrations which have been adversely impacted by BT’s failure to deliver DVB PoPs to facilitate those migrations in accordance with the Migration Plan Reuters shall not be held responsible or penalised for any consequential delays to the Migration Plan or associated losses to BT to the extent that such delays are attributable to BT’s failure to deliver DVB PoPs.

6.25

Without prejudice to either Party’s rights to apply the Dispute Resolution Procedure at any time during the term of this Agreement and subject always to Clause 33.5, should either Party’s liability pursuant to this Clause 6 exceed *, the Parties shall use the Dispute Resolution Procedure to determine which Party should bear any further costs which have been allocated to that Party pursuant to this Clause 6.

6.26

From the date of each Service Acceptance Notice in respect of a Connection, the Service Levels for that Connection shall be the New Service Levels. On receipt from Reuters of the final Service Acceptance Notice for the final Facility to be migrated, BT will issue a Final Migration Notice. From the date of that Final Migration Notice, BT shall cease to provide any further Existing Services under this Agreement and shall provide all New Services under and in accordance with this Agreement.

6.27

Without prejudice to either Party’s rights under this Agreement, in the event that the Migration Date has not been reached on or before the date * after the Milestone Due Date in respect of the * Milestone (or such later date as may be agreed between the Parties), the Parties may, at either Party’s option, discuss in good faith any consequences of the same in accordance with the Dispute Resolution Procedure.

6.28	Each Party shall use all reasonable endeavours to procure the migration of the Reuters’ MRX ring connected customers to the New Services on or before *.
6.29

Within a reasonable period of time following the issue of the Final RFS Notice in respect of a Facility, BT shall (at its own cost) procure removal of all redundant Equipment of BT and its subcontractors from that Facility. Reuters shall be entitled to dispose of such Equipment (at BT’s reasonable cost) to the extent it has not been so removed prior to the earlier of (i) the end of such reasonable period; and (ii) the date Reuters is required to vacate that Facility.

TP060820036

*	Text has been redacted for confidentiality

Appendix B

Replacement Schedule 2 Part 1B

Schedule 2

Services Description

Part 1B

New Services

1	Definitions

For the purposes of this Schedule, capitalised terms shall have the following meanings

“Enterprise Network”	has the meaning given to it in paragraph 2.1;
“Delivery Network”	has the meaning given to it in paragraph 2.1;

Service Access Connection (“SAC”)   means a network path through the network which goes from a single physical location to a another single physical location with the following characteristics:

(i)	source address and mask;
(ii)	destination address and mask;
(iii)	protocol number;
(iv)	TCP/UDP source or destination port numbers;
(v)	required bandwidth allocation; and
(vi)	other characteristics such as prioritisation;
“Service Package”	means one or more SACs (up to a maximum of * SACs) provided to the same Service Category;
“Product Package”	means one or more Service Packages to create a product made available by Reuters.

Where BT host equipment for Reuters in any BT Premises, Reuters (acting reasonably) will determine the town or city at which that PoP is located and BT will determine the precise location within that town or city (or within * of that town or city), provided that if that location is a Reuters premises it shall require the consent of Reuters (such consent not to be unreasonably withheld).

2	Physical Networks
2.1	The New Services are the four areas below:
2.1.1	Core Network (Platinum ring). Core Network is a dedicated network that:
(i)	connects the Main Technical Centres as at Migration Date (up to a maximum of * in total); and
(ii)	supports connectivity for IDN, BDN, Dealing & Matching and DECNet core network.
2.1.2	Enterprise Network (IME and editorial): A network that:
(i)	connects the Main Technical Centres to all other Sites; and
*	Text has been redacted for confidentiality

(ii)	supports operations, product development and enterprise services, but is not directly involved in product delivery to Customers’ Facilities.
2.1.3	Delivery Network (Customer network): A network that:
(i)	connects Customer Facilities to Main Technical Centres, either directly or via collocation facilities;
(ii)	can provide Connections (a) between Facilities and (b) between Main Technical Centres.
2.1.4

The Non-Migrating Services are Existing Services that shall be retained after the Migration Date and shall be deemed to be New Services from that date. The Fast Access Terminal (FAT) network is one such Non-Migrating Service and will be retained as asynchronous presentation in a limited number (no more than 50) of Facilities, at Reuters’ request. Those FATs which are not retained as asynchronous will be migrated to either the Enterprise or Delivery network during the period between the Closing Date and the Migration Date.

2.2	The Core Network is an ATM or equivalent network which provides connectivity between the Main Technical Centres, with optional IP presentation.
2.3	The Enterprise Network and Delivery Network are IP networks.
3	Service Categories

Each Connection provided as part of a New Service shall have a Service Category attributed to it. Nine non-exhaustive Service Categories have been defined to support the delivery of Reuters Customer Services to Customers. Against each Service Category, the following represents a typical configuration:

3.1.2	Platinum (Platinum Ring Only): * availability, to have the Service Levels as set out in Schedule 5 Part 2 (Service Levels & Service Credits);
3.1.3	Gold Service Categories* availability achieved with * CPE and * POP and * Connections, to have the Service Levels as set out in Schedule 5 Part 2 (Service Levels & Service Credits);
3.1.4	Silver Service Categories: ** availability achieved with * CPE and * POP and * Connections, to have the Service Levels as set out in Schedule 5 Part 2 (Service Levels & Service Credits);
3.1.5

Bronze+: ** availability achieved with * CPE and * POP with * Connection between CPE & POP and digital dial-backup, and to have the Service Levels as set out in Schedule 5 Part 2 (Service Levels & Service Credits); and

3.1.6	Bronze: * availability achieved with * CPE and * POP with * Connection between CPE & POP, and to have the Service Levels as set out in Schedule 5 Part 2 (Service Levels & Service Credits).
*	Text has been redacted for confidentiality

4	Geographical Capability
4.1	BT will provide Reuters with tiered network levels of service that vary in cost, uptime and performance by geography.
4.2	There are six Facility groups defined as follows:
4.2.1	Reuters MTCs;
4.2.2	Sites which are not MTCs (known commonly as Reuters Business Locations);
4.2.3	Customer Facilities and other Facilities:
(i)	Group A - Major financial centres, full-tick IDN delivery locations;
(ii)	Group B - Other key financial centres to Customer Distribution;
(iii)	Group C - Other Reuters’ Facilities and financial centres;
(iv)	Group D - All other Facilities.

The Appendix to Schedule 5 Part 2 lists the locations covered by each of the above groups. For the avoidance of doubt, any one location may be covered by more than one such group.

4.3	Service Categories shall be available to the Facilities groups in accordance with the following table:

	Reuters MTCs	Reuters Business Locations	Group A	Group B	Group C	Group D

Platinum	*	*	*	*	*	*
Gold Fast Converge	*	*	*	*	*	*
Gold Standard	*	*	*	*	*	*
Gold No Converge	*	*	*	*	*	*
Silver Fast Converge	*	*	*	*	*	*
Silver Standard	*	*	*	*	*	*
Silver No Converge	*	*	*	*	*	*
Bronze +	*	*	*	*	*	*
Bronze	*	*	*	*	*	*
5	New Service Boundary
5.1	Enterprise & Delivery Network Service Boundary

The Service boundary for Facilities shall be at the Reuters or Customer (as appropriate) facing Ethernet port on the final BT-provided CPE. See Diagram 1 at Appendix B.

5.2	Core Network Service Boundary
*	Text has been redacted for confidentiality

The Service boundary for the Core Network will be either an ATM or Ethernet interface. See Diagram 2 at Appendix B.

5.3	Direct Connect

The Service Boundary for the Direct Connect network is described in Diagram 3 at Appendix B.

5.4	Boundary for IDN DVB POP
5.4.1

When requested by Reuters, BT will house a Reuters-provided satellite dish and related server equipment within a BT Point of Presence (POP) set out in the list in Appendix A (or a list substantially the same as that in Appendix A) and use terrestrial services to deliver MPLS connectivity to a Facility, using (without limitation) that dish. The Parties will work together in good faith to complete the list currently set out in Appendix A by the Closing Date, and thereafter if not completed by that date.

5.4.2	Demarcation points in such circumstances will be the end of Reuters-supplied cables from the racks to the input port of the first item of BT-provided Equipment, unless otherwise agreed in writing.
5.4.3	BT shall provide environmental support for the IDN DVB POP rack and equipment and, on request from Reuters, BT shall:
(i)	power cycle Reuters’ equipment within the POP;
(ii)	connect the end of the Reuters-supplied cables to the BT communications equipment and power supplies; and
(iii)	such other services as may from time to time be agreed between the Parties.
6	Service Differentiation
6.1

BT will design the Services such that Reuters will order Service packages one or more of which combine to make up a Product Package. Product Packages are made up of one or more Service Packages comprising one or more SACs (up to a maximum of * SACs).

6.2

The design for the Platinum Network shall be agreed by the Parties acting reasonably and in good faith and shall be fixed for the term of the Agreement (unless as otherwise agreed between the Parties in writing).

6.3

Each SAC will be assigned a guaranteed bandwidth on a per Facility basis (for example, for Site A, web services could be assigned 64k and IDN/BDN 128k, whilst on site B web services could be assigned 128k and IDN/BDN 192k). In each case, the Customer Facility will have a total bandwidth into the network of the sum of the bandwidths guaranteed to that SAC for that Facility, for Site A 192k, and Site B 320k. Each SAC will be guaranteed its guaranteed bandwidth, and will have access to bandwidth not in use by any other SAC.

6.4	It must be possible and BT shall provide at Reuters’ request a SAC which is allocated a fixed bandwidth that cannot be affected by any other SAC or burst out of its allocated bandwidth.
*	Text has been redacted for confidentiality

7	Switch Installation

If a Customer requires a switch in connection with its receipt of New Services under this Agreement, Reuters shall if required order such switch and relevant support services via the price book in Schedule 6 (Service Charges).

8	Hosted RSS
8.1

Reuters shall be entitled to have RSS servers and associated equipment hosted for the purpose of distributing IDN data (“TerraPoPs”) in any BT Premises * (PoPs) set out in Part 1 of Appendix C to this Schedule. BT shall provide all Connections between such TerraPoPs and the relevant MTC(s) for the purpose of distributing IDN data free of all Service Charges and Reuters shall be entitled to distribute IDN data from such TerraPoPs cross-border as if they were MTCs. Reuters shall be entitled to nominate a further * PoPs at which TerraPoPs shall be hosted, provided that the total number of MTCs that Reuters may have on the Core/Platinum Network (as set out at paragraph 2.1.1 above and paragraph 10.1 of Schedule 6) shall be reduced as the total number of such PoPs required by Reuters to be installed pursuant to this paragraph 8.1 increases as follows:

Actual number of PoPs at which TerraPoPs are hosted	Permitted number of MTCs

*	*
*	*
*	*
8.2

If mutually agreed between the Parties (acting reasonably and in good faith) that it is beneficial to install additional TerraPoPs at additional locations for the purpose of distributing IDN data then the provisions of paragraph 8.3 shall apply.

8.3

In respect of any TerraPoP to be provided in accordance with this paragraph 8, Reuters will supply the necessary equipment, BT will house that equipment in such BT PoP at no additional charge, Reuters will remotely manage that equipment and BT will provide such services as set out in paragraph 5.4.2.

8.4

BT will install the TerraPoPs at the location set out in Appendix C Part 1 in line with the TerraPoP dates and/or assumptions in the Migration Plan. If Reuters’ delay in providing the information set out in paragraph 8.5 prevents BT from complying with the Migration Plan, BT shall not be held responsible or penalised for that delay to the extent that such delay is attributable to Reuters’ delay in respect of that TerraPoP.

8.5

Reuters shall, in respect of any order for a TerraPoP: (i) provide the information set out in Part 2 of Appendix C to this Schedule, (ii) provide BT with such assistance as is reasonably required in order for BT to meet its obligations to fulfil that order under this Agreement, and (iii) provide the equipment referred to in paragraph 8.3, in each case within such time as is reasonably required in order for BT to meet it obligation in paragraph 8.4.

*	Text has been redacted for confidentiality

<

9	Generic CPE Specification
9.1	At each Facility BT shall provide the following minimum CPE specifications:
9.1.1

Main Technical Centre: A bespoke design per MTC, allocating sufficient ports as necessary to deliver the Services in accordance with the applicable Service Levels. The equipment delivered by BT shall consist of, as a minimum, routers and ATM switches, with the number of LAN switches deemed necessary by BT to interconnect the BT equipment.

9.1.2

All other Facilities: In all cases, an Ethernet interface on a Customer-facing BT supplied device, typically a router, but in certain configurations a LAN switch will be provided of varying speed and interface type. The CPE interface will also support an IEEE 802.1q VLAN interface. Where X.25 is being supported, the X.25 interface will be a serial port acting as an X.25 DCE.

9.2

The CPE will support the Internet Protocol (IP) as the Customer access protocol and the protocol into the network. The only additional protocols supported are X.25 for Contributions and DECNet between the MTCs.

10	IP Addressing

Unless otherwise agreed between the Parties, the IP Addressing for Services will continue to be provided as they were for the Existing Services.

11	Domain Name Services (DNS)
11.1

Unless otherwise agreed, the DNS for Services will continue to be provided as they were for the Existing Services. However, DNS may be migrated over time to a new DNS software version or may be replaced by a new software product, in each case as agreed with Reuters from time to time (such agreement not to be unreasonably withheld) at no additional cost to Reuters. The capacity delivered will be baselined at the existing number of DNS lookups and a growth of a maximum of 20% per annum is permitted without additional cost to Reuters.

12	X.25 Contributions
12.1

Some Customers contribute data to IDN via X.25. An IP-based option is available and Customers are being actively migrated to it by Reuters to the extent that those Customers wish to be upgraded to an IP network. If Customers do not wish to be upgraded to the IP-based option, Reuters will continue to require X.25 support for such Customers. Where appropriate to meet this requirement, BT will provide an X.25 DCE logical interface at the Customer Facility presented on an RS232 physical interface.

12.2	At the appropriate Main Technical Centres, BT will provide an X.25 DCE logical interface at the Customer Facility presented on a V.11 physical interface.

13	Convergence
13.1

Gold and Silver No Converge: certain SACs (e.g. for IDN and BDN) require connectivity on Connections which do not reroute on to each other. In this configuration, traffic is sent to the Customer Facility as two identical streams of data. Each of these is routed down a different physical Connection to the Customer Facility. Under failure of one of these Connections, the IDN and BDN traffic which was transported down that Connection must not be re-routed onto the remaining Connection. Separation within the IP network is not required.

13.2

Gold and Silver Fast Converge: This Service Level provides a resilient Service path made up of two different physical Connections (e.g. for Matching). In the event of a failure of the Connection carrying the data stream, the traffic which was transported down that Connection must be re-routed down the other Connection * of the failure occurring.

13.3

Gold and Silver Standard: This Service Level provides a resilient Service path in the same manner as Gold and Silver Fast Converge, provided that, in the event of a failure of the Connection carrying the data stream, the traffic which was transported down that Connection must be re-routed down the other Connection within the applicable time period set out in Schedule 5 Part 2 (Service Levels and Service Credits – New Services).

13.4	Bronze Categories: The Service paths for this Service Level are made up of only one Connection, so convergence is not applicable.
14	Carriers
14.1

At Reuters’ prior written request, and where BT has not already contracted with a specific local carrier, BT shall contract with such Reuters’ requested carrier subject to payment of reasonable incremental charges.

14.2

BT’s obligation to meet the relevant Service Levels shall be limited to the service levels that the local carrier has contractually committed to BT to achieve. BT shall as soon as reasonably practicable notify Reuters in writing of any such impact (or anticipated impact) on the Service Levels.

15	Inventory
BT shall comply with the requirements referred to in Clause 27 (Inventory).
*	Text has been redacted for confidentiality

TP060870084

Appendix A

DVB PoP Sites

Scheduled 2 Part 1B – Appendix 1

Provider	Region	Country	Reuters required Gold Country	Reuters deployment phase	BT Status	City	Site Address	Zip code	BT Gold Cities	MPLS Status	Longitude	Latitude	3rd Party Provider	Highest attainable SLA	Sat Dish Enabled

		Address field contents ’New Node to be installed based on Reuters requirements’ indicates that node is not installed but planned based on Reuters’ requirements								*
BT	EMEA	Albania				Tirana	*	*		*				*	*
BT	EMEA	Algeria	*	*	*	Algiers	*	*		*				*	*
	RAM	Argentina	*	*	*	Buenos Aires	*	*		*
		Armenia	*	*		Subsidised IPLCs				*
BT	APAC	Australia	*	*	*	Adelaide	*	*		*	*	*	*	*	*
BT	APAC	Australia	*	*	*	Brisbane	*	*		*	*	*	*	*	*
BT	APAC	Australia	*	*	*	Melbourne	*	*	*	*	*	*	*	*	*
	APAC	Australia	*	*	*	Melbourne	*		*	*
BT	APAC	Australia	*	*	*	Perth	*	*		*	*	*	*	*	*
BT	APAC	Australia	*	*	*	Sydney	*	*	*	*	*	*		*	*
BT	APAC	Australia	*	*	*	Sydney	*	*	*	*	*	*		*	*
BT	EMEA	Austria	*	*	*	Lamprechtshausen	*	*		*	*	*	*	*	*
BT	EMEA	Austria	*	*	*	Wien	*	*		*	*	*	*	*	*
*	Text has been redacted for confidentiality

Provider	Region	Country	Reuters required Gold Country	Reuters deployment phase	BT Status	City	Site Address	Zip code	BT Gold Cities	MPLS Status	Longitude	Latitude	3rd Party Provider	Highest attainable SLA	Sat Dish Enabled

		Azerbaijan	*	*	*	Subsidised IPLCs				*
BT	EMEA	Bahrain	*	*	*	Manama	*	*		*				*	*
BT	APAC	Bangladesh	*	*	*	Dhaka	*	*		*	*	*		*	*
		Belarus	*	*	*					*
BT	EMEA	Belgium	*	*	*	Antwerp	*	*	*	*	*	*		*	*
BT	EMEA	Belgium	*	*	*	Antwerp	*	*	*	*	*	*	*	*	*
BT	EMEA	Belgium	*	*	*	Brussels	*	*		*	*	*		*	*
BT	EMEA	Belgium	*	*	*	Charleroi	*	*		*	*	*	*	*	*
BT	EMEA	Belgium	*	*	*	Gent	*	*		*	*	*	*	*	*
BT	EMEA	Belgium	*	*	*	Hasslet	*	*		*	*	*	*	*	*
BT	EMEA	Belgium	*	*	*	Kortrijk	*	*		*	*	*	*	*	*
BT	RAM	Belgium	*	*	*	Leige	*	*		*	*	*	*	*	*
BT	EMEA	Belgium	*	*	*	Leuven	*	*		*	*	*	*	*	*
BT	EMEA	Belgium	*	*	*	Mons	*	*		*	*	*	*	*	*
BT	EMEA	Belgium	*	*	*	Namur	*	*		*	*	*	*	*	*
*	Text has been redacted for confidentiality

Provider	Region	Country	Reuters required Gold Country	Reuters deployment phase	BT Status	City	Site Address	Zip code	BT Gold Cities	MPLS Status	Longitude	Latitude	3rd Party Provider	Highest attainable SLA	Sat Dish Enabled

BT	RAM	Bermuda	*	*	*	Hamilton	*	*		*	*	*		*	*
		Bolivia	*	*		Subsidised IPLCs				*
		Botswana	*	*		Subsidised IPLCs				*
BT	RAM	Brazil	*	*	*	Sao Paulo	*	*		*	*	*		*	*
BT	EMEA	Bulgaria	*	*	*	Sofia	*	*		*	*	*		*	*
		Cameroon	*	*		Subsidised IPLCs				*
		Canada	*	*	*	Montreal				*
BT	RAM	Canada	*	*	*	Toronto	*	*		*	*	*		*	*
		Cape Verde	*	*		Subsidised IPLCs				*
BT	RAM	Chile	*	*	*	Santiago	*	*		*	*	*		*	*
		China	*	*	*	Beijing				*
BT	APAC	China	*	*	*	Guangzhou	*	*		*				*	*
BT	APAC	China	*	*	*	Shanghai	*	*		*	*	*		*	*
BT	RAM	Colombia	*	*	*	Bogota	*	*		*	*	*		*	*
		Costa Rica	*	*		Subsidised IPLCs				*
BT	EMEA	Croatia	*	*	*	Zagreb	*	*		*				*	*
BT	EMEA	Cyprus	*	*	*	Nicosia	*	*		*				*	*
*	Text has been redacted for confidentiality

Provider	Region	Country	Reuters required Gold Country	Reuters deployment phase	BT Status	City	Site Address	Zip code	BT Gold Cities	MPLS Status	Longitude	Latitude	3rd Party Provider	Highest attainable SLA	Sat Dish Enabled

BT	EMEA	Czech Republic	*	*	*	Prague	*	*		*	*	*		*	*
BT	EMEA	Czech Republic	*	*	*	Prague	*	*		*				*	*
BT	EMEA	Denmark	*	*	*	Copenhagen	*	*		*	*	*		*	*
BT	EMEA	Denmark				Glostrup_Telehouse	*	*		*	*	*		*	*
		Dominican Republic	*	*		Subsidised IPLCs				*
		Ecuador	*	*		Subsidised IPLCs				*
BT	EMEA	Egypt	*	*	*	Cairo	*	*		*	*	*		*	*
		El Salvador	*	*		Subsidised IPLCs				*
BT	EMEA	Estonia	*	*	*	Talinn	*	*		*			*	*	*
BT	EMEA	Finland				Espoo	*	*		*	*	*	*	*	*
BT	EMEA	Finland	*	*	*	Helsinki	*	*		*	*	*	*	*	*
BT	EMEA	France	*	*	*	Amiens	*	*		*	*	*	*	*	*
BT	EMEA	France	*	*	*	Angouleme	*	*		*	*	*	*	*	*
BT	EMEA	France	*	*	*	Annecy	*	*		*	*	*	*	*	*
BT	EMEA	France	*	*	*	Avignon	*	*		*	*	*	*	*	*
BT	EMEA	France	*	*	*	Bayonne	*	*		*	*	*	*	*	*
BT	EMEA	France	*	*	*	Belfort	*	*		*	*	*	*	*	*
BT	EMEA	France	*	*	*	Besancon	*	*		*	*	*	*	*	*
BT	EMEA	France	*	*	*	Beziers	*	*		*	*	*	*	*	*
BT	EMEA	France	*	*	*	Bordeaux	*	*		*	*	*	*	*	*
BT	EMEA	France	*	*	*	Bourges	*	*		*	*	*	*	*	*
BT	EMEA	France	*	*	*	Brest	*	*		*	*	*	*	*	*
BT	EMEA	France	*	*	*	Caen	*	*		*	*	*	*	*	*
BT	EMEA	France	*	*	*	Calais	*	*		*	*	*	*	*	*
BT	EMEA	France	*	*	*	Cherbourg	*	*		*	*	*	*	*	*
BT	EMEA	France	*	*	*	Clermont Ferrand	*	*		*	*	*	*	*	*

*	Text has been redacted for confidentiality

Provider	Region	Country	Reuters required Gold Country	Reuters deployment phase	BT Status	City	Site Address	Zip code	BT Gold Cities	MPLS Status	Longitude	Latitude	3rd Party Provider	Highest attainable SLA	Sat Dish Enabled

BT	EMEA	France	*	*	*	Dijon	*	*		*	*	*	*	*	*
BT	EMEA	France	*	*	*	Grenoble	*	*		*	*	*	*	*	*
BT	EMEA	France	*	*	*	La Rochelle	*	*		*	*	*	*	*	*
BT	EMEA	France	*	*	*	Le Havre	*	*		*	*	*	*	*	*
BT	EMEA	France	*	*	*	Le Mans	*	*		*	*	*	*	*	*
BT	EMEA	France	*	*	*	Lille	*	*		*	*	*	*	*	*
	EMEA	France	*	*	*	Lille	*	*		*
BT	EMEA	France	*	*	*	Limoges	*	*		*	*	*	*	*	*
BT	EMEA	France	*	*	*	Lorient	*	*		*	*	*	*	*	*
	EMEA	France	*	*	*	Lyon	*	*		*
BT	EMEA	France	*	*	*	Lyon	*	*		*	*	*		*	*
BT	EMEA	France	*	*	*	Macon	*	*		*	*	*	*	*	*
BT	EMEA	France	*	*	*	Marseille	*	*		*	*	*	*	*	*
	EMEA	France	*	*	*	Marseille	*	*		*
BT	EMEA	France	*	*	*	Metz	*	*		*	*	*	*	*	*
BT	EMEA	France	*	*	*	Montelimar	*	*		*	*	*	*	*	*
BT	EMEA	France	*	*	*	Montpellier	*	*		*	*	*	*	*	*
BT	EMEA	France	*	*	*	Mulhouse	*	*		*	*	*	*	*	*
BT	EMEA	France	*	*	*	Nancy	*	*		*	*	*	*	*	*
BT	EMEA	France	*	*	*	Nantes	*	*	*	*	*	*	*	*	*
	EMEA	France	*	*	*	Nantes	*	*	*	*
BT	EMEA	France	*	*	*	Nevers	*	*		*	*	*	*	*	*
	EMEA	France	*	*	*	Nice (Sofia Antipolis)	*	*	*	*
BT	EMEA	France	*	*	*	Nice	*	*		*	*	*	*	*	*
BT	EMEA	France	*	*	*	Orleans	*	*		*	*	*	*	*	*
BT	EMEA	France	*	*	*	Paris	*	*		*				*	*
BT	EMEA	France	*	*	*	Paris	*	*		*	*	*	*	*	*
BT	EMEA	France	*	*	*	Paris - Le Capitole	*	*	*	*	*	*		*	*
	EMEA	France	*	*	*	Paris	*	*	*	*
BT	EMEA	France	*	*	*	Paris - Massy	*	*		*	*	*		*	*
BT	EMEA	France	*	*	*	Perpignan	*	*		*	*	*	*	*	*
BT	EMEA	France	*	*	*	Poitiers	*	*		*	*	*	*	*	*

*	Text has been redacted for confidentiality

Provider	Region	Country	Reuters required Gold Country	Reuters deployment phase	BT Status	City	Site Address	Zip code	BT Gold Cities	MPLS Status	Longitude	Latitude	3rd Party Provider	Highest attainable SLA	Sat Dish Enabled

BT	EMEA	France	*	*	*	Puteaux	*	*		*	*	*	*	*	*
BT	EMEA	France	*	*	*	Reims	*	*		*	*	*	*	*	*
BT	EMEA	France	*	*	*	Rennes	*	*		*	*	*	*	*	*
BT	EMEA	France	*	*	*	Rouen	*	*		*	*	*	*	*	*
BT	EMEA	France	*	*	*	St Etienne	*	*		*	*	*	*	*	*
	EMEA	France	*	*	*	Strasbourg	*	*	*	*
BT	EMEA	France	*	*	*	Strasbourg	*	*	*	*	*	*	*	*	*
BT	EMEA	France	*	*	*	Toulon	*	*		*	*	*	*	*	*
	EMEA	France	*	*	*	Toulouse	*	*		*
BT	EMEA	France	*	*	*	Toulouse	*	*		*	*	*	*	*	*
BT	EMEA	France	*	*	*	Tours	*	*		*	*	*	*	*	*
BT	EMEA	France	*	*	*	Troyes	*	*		*	*	*	*	*	*
BT	EMEA	France	*	*	*	Valenciennes	*	*		*	*	*	*	*	*
BT	EMEA	France	*	*	*	Venissieux	*	*		*				*	*
BT		Georgia				Subsidised IPLCs				*
BT	EMEA	Germany	*	*	*	Aachen	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Aalen	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Amberg	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Aschaffenburg	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Augsburg	*	*	*	*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Augsburg	*	*	*	*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Bamberg	*	*		*	*	*	*	*	*

*	Text has been redacted for confidentiality

Provider	Region	Country	Reuters required Gold Country	Reuters deployment phase	BT Status	City	Site Address	Zip code	BT Gold Cities	MPLS Status	Longitude	Latitude	3rd Party Provider	Highest attainable SLA	Sat Dish Enabled

BT	EMEA	Germany	*	*	*	Bayreuth	*	*	*	*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Bayreuth	*	*	*	*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Berlin	*	*		*	*	*		*	*
BT	EMEA	Germany	*	*	*	Bielefeld	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Bonn	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Braunschweig	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Bremen	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Bremerhaven	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Burgkirchen	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Cham	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Chemnitz	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Coburg	*	*		*	*	*	*	*	*

*	Text has been redacted for confidentiality

Provider	Region	Country	Reuters required Gold Country	Reuters deployment phase	BT Status	City	Site Address	Zip code	BT Gold Cities	MPLS Status	Longitude	Latitude	3rd Party Provider	Highest attainable SLA	Sat Dish Enabled

BT	EMEA	Germany	*	*	*	Cottbus	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Darmstadt	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Deggendorf	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Dingolfing	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Dresden	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Duisburg	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Erfurt	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Erlangen	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Finsing	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Flensburg	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Frankfurt	*	*		*	*	*		*	*
BT	EMEA	Germany	*	*	*	Freiburg	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Gera	*	*		*	*	*	*	*	*

*	Text has been redacted for confidentiality

Provider	Region	Country	Reuters required Gold Country	Reuters deployment phase	BT Status	City	Site Address	Zip code	BT Gold Cities	MPLS Status	Longitude	Latitude	3rd Party Provider	Highest attainable SLA	Sat Dish Enabled

BT	EMEA	Germany	*	*	*	Göttingen	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Gottmadingen	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Großenlupnitz	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Großmehring	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Hallbergmoos	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Hamburg	*	*		*	*	*		*	*
BT	EMEA	Germany	*	*	*	Hof	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Ilmenau	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Ingolstadt	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Itzehoe	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Jena	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Kaiserslautern	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Karlsfeld	*	*		*	*	*	*	*	*

*	Text has been redacted for confidentiality

Provider	Region	Country	Reuters required Gold Country	Reuters deployment phase	BT Status	City	Site Address	Zip code	BT Gold Cities	MPLS Status	Longitude	Latitude	3rd Party Provider	Highest attainable SLA	Sat Dish Enabled

BT	EMEA	Germany	*	*	*	Kassel	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Kempten	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Kiel	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Koblenz	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Krefeld	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Landshut	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Landshut	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Langen	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Lübeck	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Magdeburg	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Mainz	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Meitingen	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	München	*	*	*	*	*	*	*	*	*

*	Text has been redacted for confidentiality

Provider	Region	Country	Reuters required Gold Country	Reuters deployment phase	BT Status	City	Site Address	Zip code	BT Gold Cities	MPLS Status	Longitude	Latitude	3rd Party Provider	Highest attainable SLA	Sat Dish Enabled

BT	EMEA	Germany	*	*	*	München	*	*	*	*	*	*		*	*
BT	EMEA	Germany	*	*	*	München	*	*	*	*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Münster	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Neufahrn I.Nb	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Oerlenbach	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Offenbach	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Oldenburg	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Osnabrück	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Paderborn	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Passau	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Regensburg	*	*	*	*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Regensburg	*	*	*	*	*	*	*	*	*

*	Text has been redacted for confidentiality

Provider	Region	Country	Reuters required Gold Country	Reuters deployment phase	BT Status	City	Site Address	Zip code	BT Gold Cities	MPLS Status	Longitude	Latitude	3rd Party Provider	Highest attainable SLA	Sat Dish Enabled

BT	EMEA	Germany	*	*	*	Regensburg	*	*	*	*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Reutlingen	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Rosenheim	*	*	*	*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Rosenheim	*	*	*	*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Roßtal	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Rostock	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Saarbrücken	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Scheßlitz	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Schirmitz	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Schwandorf	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Schweinfurt	*	*	*	*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Schweinfurt	*	*	*	*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Schwerin	*	*		*	*	*	*	*	*

*	Text has been redacted for confidentiality

Provider	Region	Country	Reuters required Gold Country	Reuters deployment phase	BT Status	City	Site Address	Zip code	BT Gold Cities	MPLS Status	Longitude	Latitude	3rd Party Provider	Highest attainable SLA	Sat Dish Enabled

BT	EMEA	Germany	*	*	*	Starnberg	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Straubing	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Stuttgart	*	*		*	*	*		*	*
BT	EMEA	Germany	*	*	*	Sulzfeld	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Teltow	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Traunstein	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Trier	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Ulm	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Weimar	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Weißenburg I. Bay.	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Wolfsburg	*	*		*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Wuppertal	*	*		*	*	*	*	*	*

*	Text has been redacted for confidentiality

Provider	Region	Country	Reuters required Gold Country	Reuters deployment phase	BT Status	City	Site Address	Zip code	BT Gold Cities	MPLS Status	Longitude	Latitude	3rd Party Provider	Highest attainable SLA	Sat Dish Enabled

BT	EMEA	Germany	*	*	*	Würzburg	*	*	*	*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Würzburg	*	*	*	*	*	*	*	*	*
BT	EMEA	Germany	*	*	*	Zwickau	*	*		*	*	*	*	*	*
		Ghana	*	*	*	Subsidised IPLCs				*
BT	EMEA	Greece	*	*	*	Athens	*	*		*	*	*		*	*
BT	RAM	Guatemala	*	*	*	Guatemala City	*	*		*	*	*		*	*
		Guernsey	*	*	*	Subsidised IPLCs				*
		Hondouras	*	*	*	Subsidised IPLCs				*
BT	APAC	Hong Kong	*	*	*	Hong Kong	*	*	*	*	*	*		*	*
BT	APAC	Hong Kong	*	*	*	Hong Kong	*	*	*	*	*	*		*	*
BT	EMEA	Hungary	*	*	*	Budapest	*	*	*	*	*	*		*	*
BT	EMEA	Hungary	*	*	*	Budapest	*	*	*	*	*	*		*	*
BT	EMEA	Iceland	*	*	*	Reykjavik	*			*
BT	APAC	India				Bangalore	*	*		*	*	*		*	*
BT	APAC	India	*	*	*	Bangalore	*	*		*	*	*		*	*
BT	APAC	India				Mumbai (Bombay)	*	*		*	*	*		*	*
BT	APAC	India	*	*	*	Mumbai (Bombay)	*	*		*	*	*		*	*

*	Text has been redacted for confidentiality

Provider	Region	Country	Reuters required Gold Country	Reuters deployment phase	BT Status	City	Site Address	Zip code	BT Gold Cities	MPLS Status	Longitude	Latitude	3rd Party Provider	Highest attainable SLA	Sat Dish Enabled

BT	APAC	India	*	*	*	New Delhi	*	*		*	*	*		*	*
BT	APAC	Indonesia	*	*	*	Jakarta	*	*		*				*	*
BT	EMEA	Ireland	*	*	*	Athlone	*			*	*	*	*	*	*
BT	EMEA	Ireland	*	*	*	Bray	*			*	*	*	*	*	*
BT	EMEA	Ireland	*	*	*	Cork	*			*	*	*		*	*
BT	EMEA	Ireland	*	*	*	Dublin	*	*		*	*	*		*	*
BT	EMEA	Ireland	*	*	*	Dundalk	*			*	*	*	*	*	*
BT	EMEA	Ireland	*	*	*	Dundrum	*	*		*	*	*		*	*
BT	EMEA	Ireland	*	*	*	Ennis	*			*	*	*	*	*	*
BT	EMEA	Ireland	*	*	*	Galway	*			*	*	*		*	*
BT	EMEA	Ireland	*	*	*	Kilkenny	*	*		*	*	*	*	*	*
BT	EMEA	Ireland	*	*	*	Limerick	*			*	*	*		*	*
BT	EMEA	Ireland	*	*	*	Mullingar	*			*	*	*	*	*	*
BT	EMEA	Ireland	*	*	*	Portlaoise	*			*	*	*	*	*	*
BT	EMEA	Ireland	*	*	*	Sligo	*			*	*	*	*	*	*

*	Text has been redacted for confidentiality

Provider	Region	Country	Reuters required Gold Country	Reuters deployment phase	BT Status	City	Site Address	Zip code	BT Gold Cities	MPLS Status	Longitude	Latitude	3rd Party Provider	Highest attainable SLA	Sat Dish Enabled

BT	EMEA	Ireland	*	*	*	Tralee	*			*	*	*	*	*	*
BT	EMEA	Ireland	*	*	*	Waterford	*			*	*	*	*	*	*
BT	EMEA	Ireland	*	*	*	Wexford	*			*	*	*	*	*	*
BT	EMEA	Isle of man	*	*	*	Douglas				*
BT	EMEA	Israel	*	*	*	Tel Aviv	*	*		*	*	*		*	*
BT	EMEA	Italy	*	*	*	Bari	*	*		*	*	*	*	*	*
BT	EMEA	Italy	*	*	*	Bergamo	*	*		*	*	*	*	*	*
BT	EMEA	Italy	*	*	*	Bologna	*	*		*	*	*	*	*	*
BT	EMEA	Italy	*	*	*	Bolzano	*	*		*	*	*	*	*	*
BT	EMEA	Italy	*	*	*	Como	*	*		*	*	*	*	*	*
BT	EMEA	Italy	*	*	*	Firenze	*	*		*	*	*	*	*	*
BT	EMEA	Italy	*	*	*	Genova	*	*		*	*	*	*	*	*
BT	EMEA	Italy	*	*	*	Milan	*	*		*	*	*		*	*
BT	EMEA	Italy	*	*	*	Modena	*	*		*	*	*	*	*	*
BT	EMEA	Italy	*	*	*	Napoli	*	*		*	*	*	*	*	*
BT	EMEA	Italy	*	*	*	Padova	*	*		*	*	*	*	*	*
BT	EMEA	Italy	*	*	*	Parma	*	*		*	*	*	*	*	*

*	Text has been redacted for confidentiality

Provider	Region	Country	Reuters required Gold Country	Reuters deployment phase	BT Status	City	Site Address	Zip code	BT Gold Cities	MPLS Status	Longitude	Latitude	3rd Party Provider	Highest attainable SLA	Sat Dish Enabled

BT	EMEA	Italy	*	*	*	Pescara	*	*		*	*	*	*	*	*
BT	EMEA	Italy	*	*	*	Piacenza	*	*		*	*	*	*	*	*
BT	EMEA	Italy	*	*	*	Rome	*	*		*	*	*	*	*	*
BT	EMEA	Italy	*	*	*	Torino	*	*		*	*	*	*	*	*
BT	EMEA	Italy	*	*	*	Trento	*	*		*	*	*	*	*	*
BT	EMEA	Italy	*	*	*	Trieste	*	*		*	*	*	*	*	*
BT	EMEA	Italy	*	*	*	Venezia	*	*		*	*	*	*	*	*
BT	EMEA	Italy	*	*	*	Verona	*	*		*	*	*	*	*	*
BT	APAC	Japan	*	*	*	Osaka	*	*		*	*	*	*	*	*
BT	APAC	Japan				Tokyo	*	*		*	*	*	*	*	*
BT	APAC	Japan	*	*	*	Tokyo	*	*		*	*	*	*	*	*
		Jersey	*	*	*	St Helier				*
BT	EMEA	Jordan	*	*	*	Amman	*	*		*	*	*		*	*
BT	EMEA	Kazakstan	*	*	*	Almaty				*				*	*
BT	EMEA	Kazakstan				Astana	*	*		*				*	*
BT	EMEA	Kenya	*	*	*	Nairobi	*	*		*	*	*		*	*
BT	APAC	Korea, Republic Of	*	*	*	Seoul	*	*		*	*	*		*	*
		Kyrgyzstan	*	*		Subsidised IPLCs				*
BT	EMEA	Kuwait	*	*	*	Kuwait City	*	*		*				*	*

*	Text has been redacted for confidentiality

Provider	Region	Country	Reuters required Gold Country	Reuters deployment phase	BT Status	City	Site Address	Zip code	BT Gold Cities	MPLS Status	Longitude	Latitude	3rd Party Provider	Highest attainable SLA	Sat Dish Enabled

BT	EMEA	Latvia	*	*	*	Riga	*	*		*				*	*
BT	EMEA	Lebanon	*	*	*	Beirut	*	*		*	*	*		*	*
BT	EMEA	Lithuania	*	*	*	Vilnius	*	*		*		*		*	*
BT	EMEA	Luxembourg	*	*	*	Luxembourg	*	*	*	*	*	*	*	*	*
BT	EMEA	Luxembourg	*	*	*	Luxembourg			*	*	*	*		*	*
BT		Macau	*	*	*	Subsidised IPLCs				*
BT		Madagascar	*	*	*	Subsidised IPLCs				*
BT		Malawi	*	*	*	Subsidised IPLCs				*
BT	APAC	Malaysia	*	*	*	Kuala Lumpur	*	*	*	*	*	*		*	*
		Mauritius	*	*	*	Port Louis				*	*	*		*	*
BT	EMEA	Malta	*	*	*	Mdina	*	*	*	*	*	*		*	*
BT	RAM	Mexico	*	*	*	Mexico City	*	*	*	*	*	*		*	*
BT	RAM	Mexico	*	*	*	Monterrey				*	*	*		*	*
		Moldova	*	*	*	Subsidised IPLCs				*
		Monaco	*	*	*					*
BT	EMEA	Morroco	*	*	*	Casablanca	*	*		*	*	*		*	*
		Mozambique	*	*		Subsidised IPLCs				*

*	Text has been redacted for confidentiality

Provider	Region	Country	Reuters required Gold Country	Reuters deployment phase	BT Status	City	Site Address	Zip code	BT Gold Cities	MPLS Status	Longitude	Latitude	3rd Party Provider	Highest attainable SLA	Sat Dish Enabled

		Namibia	*	*		Subsidised IPLCs				*
BT	EMEA	Netherlands	*	*	*	Alkmaar	*	*		*	*	*	*	*	*
BT	EMEA	Netherlands	*	*	*	Amersfoort	*	*		*	*	*	*	*	*
BT	EMEA	Netherlands	*	*	*	Amsterdam	*	*	*	*	*	*	*	*	*
BT	EMEA	Netherlands	*	*	*	Amsterdam	*	*	*	*	*	*		*	*
BT	EMEA	Netherlands	*	*	*	Amsterdam	*	*	*	*	*	*	*	*	*
BT	EMEA	Netherlands	*	*	*	Amsterdam	*	*	*	*	*	*	*	*	*
BT	EMEA	Netherlands	*	*	*	Amsterdam	*	*	*	*	*	*	*	*	*
BT	EMEA	Netherlands	*	*	*	Amsterdam	*	*	*	*	*	*	*	*	*
BT	EMEA	Netherlands	*	*	*	Amsterdam	*	*	*	*	*	*	*	*	*
BT	EMEA	Netherlands	*	*	*	Apeldoorn	*	*		*	*	*	*	*	*
BT	EMEA	Netherlands	*	*	*	Arnhem	*	*		*	*	*	*	*	*
BT	EMEA	Netherlands	*	*	*	Beverwijk	*	*		*	*	*	*	*	*

*	Text has been redacted for confidentiality

Provider	Region	Country	Reuters required Gold Country	Reuters deployment phase	BT Status	City	Site Address	Zip code	BT Gold Cities	MPLS Status	Longitude	Latitude	3rd Party Provider	Highest attainable SLA	Sat Dish Enabled

BT	EMEA	Netherlands	*	*	*	Breda	*	*	*	*	*	*	*	*	*
BT	EMEA	Netherlands	*	*	*	Breda	*	*	*	*	*	*	*	*	*
BT	EMEA	Netherlands	*	*	*	Den Bosch	*	*		*	*	*	*	*	*
BT	EMEA	Netherlands	*	*	*	Den Haag	*	*	*	*	*	*	*	*	*
BT	EMEA	Netherlands	*	*	*	Den Haag	*	*	*	*	*	*	*	*	*
BT	EMEA	Netherlands	*	*	*	Den Haag			*	*	*	*	*	*	*
BT	EMEA	Netherlands	*	*	*	Deventer	*	*		*	*	*	*	*	*
BT	EMEA	Netherlands	*	*	*	Dordrecht	*	*		*	*	*	*	*	*
BT	EMEA	Netherlands	*	*	*	Eindhoven	*	*	*	*	*	*	*	*	*
BT	EMEA	Netherlands	*	*	*	Eindhoven	*	*	*	*	*	*	*	*	*
BT	EMEA	Netherlands	*	*	*	Enschede	*	*		*	*	*	*	*	*
BT	EMEA	Netherlands	*	*	*	Gouda	*	*		*	*	*	*	*	*
BT	EMEA	Netherlands	*	*	*	Groningen	*	*		*	*	*	*	*	*

*	Text has been redacted for confidentiality

Provider	Region	Country	Reuters required Gold Country	Reuters deployment phase	BT Status	City	Site Address	Zip code	BT Gold Cities	MPLS Status	Longitude	Latitude	3rd Party Provider	Highest attainable SLA	Sat Dish Enabled

BT	EMEA	Netherlands	*	*	*	Haarlem	*	*		*	*	*	*	*	*
BT	EMEA	Netherlands	*	*	*	Heerlen	*	*		*	*	*	*	*	*
BT	EMEA	Netherlands	*	*	*	Helmond	*	*		*	*	*	*	*	*
BT	EMEA	Netherlands	*	*	*	Hilversum	*	*		*	*	*	*	*	*
BT	EMEA	Netherlands	*	*	*	Hoofddorp	*	*		*	*	*	*	*	*
BT	EMEA	Netherlands	*	*	*	Hoogeveen	*	*		*	*	*	*	*	*
BT	EMEA	Netherlands	*	*	*	Leeuwarden	*	*		*	*	*	*	*	*
BT	EMEA	Netherlands	*	*	*	Leiden	*	*		*	*	*	*	*	*
BT	EMEA	Netherlands	*	*	*	Maastricht	*	*		*	*	*	*	*	*
BT	EMEA	Netherlands	*	*	*	Meppel	*	*		*	*	*	*	*	*
BT	EMEA	Netherlands	*	*	*	Nieuwegein	*	*		*	*	*		*	*
BT	EMEA	Netherlands	*	*	*	Nijmegen	*	*		*	*	*	*	*	*

*	Text has been redacted for confidentiality

Provider	Region	Country	Reuters required Gold Country	Reuters deployment phase	BT Status	City	Site Address	Zip code	BT Gold Cities	MPLS Status	Longitude	Latitude	3rd Party Provider	Highest attainable SLA	Sat Dish Enabled

BT	EMEA	Netherlands	*	*	*	Rijswijk	*	*		*	*	*	*	*	*
BT	EMEA	Netherlands	*	*	*	Roermond	*	*		*	*	*	*	*	*
BT	EMEA	Netherlands	*	*	*	Roosendaal	*	*		*	*	*	*	*	*
BT	EMEA	Netherlands	*	*	*	Rotterdam	*	*		*	*	*	*	*	*
BT	EMEA	Netherlands	*	*	*	Rotterdam	*	*	*	*	*	*	*	*	*
BT	EMEA	Netherlands	*	*	*	Rotterdam	*	*	*	*	*	*	*	*	*
BT	EMEA	Netherlands	*	*	*	Tilburg	*	*		*	*	*	*	*	*
BT	EMEA	Netherlands	*	*	*	Utrecht	*	*		*	*	*	*	*	*
BT	EMEA	Netherlands	*	*	*	Venlo	*	*		*	*	*	*	*	*
BT	EMEA	Netherlands	*	*	*	Zaandam	*	*		*	*	*	*	*	*
BT	EMEA	Netherlands	*	*	*	Zutphen	*	*		*	*	*	*	*	*
BT	EMEA	Netherlands	*	*	*	Zwolle	*	*		*	*	*	*	*	*
BT		Netherlands Antiles	*	*	*	Subsidised IPLCs				*

*	Text has been redacted for confidentiality

Provider	Region	Country	Reuters required Gold Country	Reuters deployment phase	BT Status	City	Site Address	Zip code	BT Gold Cities	MPLS Status	Longitude	Latitude	3rd Party Provider	Highest attainable SLA	Sat Dish Enabled

BT	APAC	New Zealand	*	*	*	Auckland	*	*		*	*	*		*	*
BT	APAC	New Zealand				Christchurch	*	*		*	*	*		*	*
BT		Nicaragua	*	*		Subsidised IPLCs				*
BT		Nigeria	*	*	*	Subsidised IPLCs				*
BT	EMEA	Norway				Oslo	*	*		*	*	*		*	*
BT	EMEA	Norway	*	*	*	Oslo	*	*		*	*	*		*	*
BT	EMEA	Oman	*	*	*	Muscat	*	*		*				*	*
BT	APAC	Pakistan	*	*	*	Karachi	*	*		*	*	*		*	*
BT		Panama	*	*		Subsidised IPLCs				*
BT	RAM	Peru	*	*	*	Lima	*	*		*	*	*		*	*
BT	APAC	Philippines	*	*	*	Manila	*	*		*	*	*		*	*
BT	EMEA	Poland	*	*	*	Warszawa	*	*	*	*	*	*		*	*
BT	EMEA	Poland	*	*	*	Warszawa			*	*
BT	EMEA	Portugal	*	*	*	Lisbon	*	*		*	*	*		*	*
BT		Puerto Rico	*	*		Subsidised IPLCs				*
BT	EMEA	Qatar	*	*	*	Doha	*	*		*				*	*
BT	EMEA	Romania	*	*	*	Bucharest	*			*
BT	EMEA	Russian Federation	*	*	*	Moscow or St Petersburg			*	*

*	Text has been redacted for confidentiality

Provider	Region	Country	Reuters required Gold Country	Reuters deployment phase	BT Status	City	Site Address	Zip code	BT Gold Cities	MPLS Status	Longitude	Latitude	3rd Party Provider	Highest attainable SLA	Sat Dish Enabled

BT	EMEA	Russian Federation	*	*	*	Moscow	*	*	*	*	*	*		*	*
BT	EMEA	Saudi Arabia	*	*	*	Riyadh	*	*		*	*	*		*	*
BT	EMEA	Serbia	*	*	*	Belgrade	*	*		*				*	*
BT	APAC	Singapore	*	*	*	Singapore	*	*		*	*	*		*	*
BT	APAC	Singapore	*	*	*	Singapore	*	*		*	*	*		*	*
BT	EMEA	Slovakia				Bratislava	*	*		*				*	*
BT	EMEA	Slovakia	*	*	*	Bratislava	*	*		*	*	*		*	*
BT	EMEA	South Africa	*	*	*	Johannesburg	*			*	*	*		*	*
BT	EMEA	Spain	*	*	*	Almería	*	*		*	*	*	*	*	*
BT	EMEA	Spain	*	*	*	Badajoz	*	*		*	*	*	*	*	*
BT	EMEA	Spain	*	*	*	Barcelona	*	*	*	*	*	*		*	*
BT	EMEA	Spain	*	*	*	Barcelona	*	*	*	*	*	*		*	*
BT	APAC	Spain	*	*	*	Bilbao	*	*		*	*	*		*	*
BT	EMEA	Spain	*	*	*	Cádiz	*	*		*	*	*	*	*	*
BT	EMEA	Spain	*	*	*	Cuenca	*	*		*	*	*	*	*	*
BT	EMEA	Spain	*	*	*	La Coruña	*	*		*	*	*	*	*	*

*	Text has been redacted for confidentiality

Provider	Region	Country	Reuters required Gold Country	Reuters deployment phase	BT Status	City	Site Address	Zip code	BT Gold Cities	MPLS Status	Longitude	Latitude	3rd Party Provider	Highest attainable SLA	Sat Dish Enabled

BT	EMEA	Spain	*	*	*	Madrid	*	*	*	*	*	*		*	*
BT	EMEA	Spain	*	*	*	Madrid	*	*	*	*	*	*		*	*
BT	EMEA	Spain	*	*	*	Madrid/Bravo	*	*		*	*	*		*	*
BT	EMEA	Spain	*	*	*	Pontevedra (Vigo)	*	*		*	*	*	*	*	*
BT	EMEA	Spain	*	*	*	Tres Cantos	*	*		*	*	*	*	*	*
BT	APAC	Sri Lanka	*	*	*	Colombo	*	*		*	*	*		*	*
		Swaziland	*	*		Subsidised IPLCs				*
BT	EMEA	Sweden	*	*	*	Goteborg	*	*		*	*	*		*	*
BT	EMEA	Sweden	*	*	*	Malmo	*	*		*	*	*		*	*
BT	EMEA	Sweden	*	*	*	Stockholm	*	*	*	*	*	*		*	*
BT	EMEA	Sweden	*	*	*	Stockholm			*	*
BT	EMEA	Switzerland	*	*	*	Aarau	*	*		*	*	*	*	*	*
BT	EMEA	Switzerland	*	*	*	Arth-Goldau	*	*		*	*	*	*	*	*
BT	EMEA	Switzerland	*	*	*	Baden	*	*		*	*	*	*	*	*
BT	EMEA	Switzerland	*	*	*	Basel	*	*		*	*	*		*	*
BT	EMEA	Switzerland	*	*	*	Basel	*	*		*	*	*	*	*	*
BT	EMEA	Switzerland	*	*	*	Bellinzona	*	*		*			*	*	*
BT	EMEA	Switzerland	*	*	*	Bern	*	*		*	*	*	*	*	*
BT	EMEA	Switzerland	*	*	*	Bern	*	*	*	*	*	*	*	*	*
BT	EMEA	Switzerland	*	*	*	Bern	*	*	*	*	*	*	*	*	*

*	Text has been redacted for confidentiality

Provider	Region	Country	Reuters required Gold Country	Reuters deployment phase	BT Status	City	Site Address	Zip code	BT Gold Cities	MPLS Status	Longitude	Latitude	3rd Party Provider	Highest attainable SLA	Sat Dish Enabled

BT	EMEA	Switzerland	*	*	*	Bern	*	*	*	*	*	*	*	*	*
BT	EMEA	Switzerland	*	*	*	Biel	*	*		*	*	*	*	*	*
BT	EMEA	Switzerland	*	*	*	Brig	*	*		*	*	*	*	*	*
BT	EMEA	Switzerland	*	*	*	Buchs	*	*		*			*	*	*
BT	EMEA	Switzerland	*	*	*	Chiasso	*	*		*	*	*	*	*	*
BT	EMEA	Switzerland	*	*	*	Chur	*	*		*	*	*	*	*	*
BT	EMEA	Switzerland	*	*	*	Fribourg	*	*		*	*	*	*	*	*
BT	EMEA	Switzerland	*	*	*	Geneva	*	*	*	*	*	*	*	*	*
BT	EMEA	Switzerland	*	*	*	Geneva	*	*	*	*			*	*	*
BT	EMEA	Switzerland	*	*	*	Geneva	*	*	*	*			*	*	*
BT	EMEA	Switzerland	*	*	*	Geneva	*	*	*	*			*	*	*
BT	EMEA	Switzerland	*	*	*	Goeschenen	*	*		*	*	*	*	*	*
BT	EMEA	Switzerland	*	*	*	Horgen	*	*		*	*	*	*	*	*
BT	EMEA	Switzerland	*	*	*	Lausanne	*	*		*	*	*	*	*	*
BT	EMEA	Switzerland	*	*	*	Lausanne	*	*		*	*	*	*	*	*
BT	EMEA	Switzerland	*	*	*	Locarno	*	*		*	*	*	*	*	*
BT	EMEA	Switzerland	*	*	*	Lugano	*	*		*	*	*	*	*	*
BT	EMEA	Switzerland	*	*	*	Luzern	*	*		*	*	*	*	*	*
BT	EMEA	Switzerland	*	*	*	Martigny	*	*		*	*	*	*	*	*

*	Text has been redacted for confidentiality

Provider	Region	Country	Reuters required Gold Country	Reuters deployment phase	BT Status	City	Site Address	Zip code	BT Gold Cities	MPLS Status	Longitude	Latitude	3rd Party Provider	Highest attainable SLA	Sat Dish Enabled

BT	EMEA	Switzerland	*	*	*	Meyrin	*	*		*			*	*	*
BT	EMEA	Switzerland	*	*	*	Muenchenstein	*	*		*			*	*	*
BT	EMEA	Switzerland	*	*	*	Neuchatel	*	*		*			*	*	*
BT	EMEA	Switzerland	*	*	*	Oerlikon	*	*	*	*			*	*	*
BT	EMEA	Switzerland	*	*	*	Oerlikon	*	*	*	*	*	*	*	*	*
BT	EMEA	Switzerland	*	*	*	Olten	*	*		*	*	*	*	*	*
BT	EMEA	Switzerland	*	*	*	Ruemlang	*	*		*	*	*	*	*	*
BT	EMEA	Switzerland	*	*	*	Sargans	*	*		*	*	*	*	*	*
BT	EMEA	Switzerland	*	*	*	Schaffhausen	*	*		*	*	*	*	*	*
BT	EMEA	Switzerland	*	*	*	Sion	*	*		*	*	*	*	*	*
BT	EMEA	Switzerland	*	*	*	Solothurn	*	*		*	*	*	*	*	*
BT	EMEA	Switzerland	*	*	*	St. Gallen	*	*		*	*	*	*	*	*
BT	EMEA	Switzerland	*	*	*	St. Margrethen	*	*		*	*	*	*	*	*
BT	EMEA	Switzerland	*	*	*	Thun	*	*		*	*	*	*	*	*
BT	EMEA	Switzerland	*	*	*	Vevey	*	*		*	*	*	*	*	*
BT	EMEA	Switzerland	*	*	*	Wil	*	*		*	*	*	*	*	*
BT	EMEA	Switzerland	*	*	*	Winterthur	*	*		*	*	*	*	*	*
BT	EMEA	Switzerland	*	*	*	Zug	*	*		*	*	*	*	*	*
BT	EMEA	Switzerland	*	*	*	Zurich	*	*	*	*	*	*	*	*	*
BT	EMEA	Switzerland	*	*	*	Zurich	*	*	*	*	*	*	*	*	*
BT	EMEA	Switzerland	*	*	*	Zurich	*	*	*	*	*	*	*	*	*
BT	EMEA	Switzerland	*	*	*	Zurich	*	*	*	*	*	*	*	*	*

*	Text has been redacted for confidentiality

Provider	Region	Country	Reuters required Gold Country	Reuters deployment phase	BT Status	City	Site Address	Zip code	BT Gold Cities	MPLS Status	Longitude	Latitude	3rd Party Provider	Highest attainable SLA	Sat Dish Enabled

BT	EMEA	Switzerland	*	*	*	Zurich	*	*		*	*	*	*	*	*
BT	APAC	Taiwan, Province Of China	*	*	*	Taipei	*	*		*	*	*		*	*
BT	APAC	Taiwan, Province Of China	*	*	*	Taipei				*
BT		Tanzania	*	*	*	Subsidised IPLCs				*
BT	APAC	Thailand	*	*	*	Bangkok	*	*		*	*	*		*	*
		Togo	*	*	*	Subsidised IPLCs				*
BT	EMEA	Tunisia	*	*	*	Tunis	*	*		*	*	*		*	*
BT	EMEA	Turkey	*	*	*	Istanbul			*	*
BT	EMEA	Turkey	*	*	*	Istanbul or Ankara			*	*
BT		Uganda	*	*	*	Subsidised IPLCs				*
BT	EMEA	Ukraine	*	*	*	Kiev				*				*	*
		United Arab Emirates	*	*	*					*
BT	EMEA	United Kingdom				Belfast	*	*		*	*	*		*	*
BT	EMEA	United Kingdom	*	*	*	Bedford	*	*		*	*	*	*	*	*
BT	EMEA	United Kingdom	*	*	*	Birmingham	*	*		*	*	*	*	*	*
BT	EMEA	United Kingdom	*	*	*	Bristol	*	*		*	*	*	*	*	*

*	Text has been redacted for confidentiality

Provider	Region	Country	Reuters required Gold Country	Reuters deployment phase	BT Status	City	Site Address	Zip code	BT Gold Cities	MPLS Status	Longitude	Latitude	3rd Party Provider	Highest attainable SLA	Sat Dish Enabled

BT	EMEA	United Kingdom	*	*	*	Cosham	*	*		*	*	*	*	*	*
BT	EMEA	United Kingdom	*	*	*	Edinburgh	*	*		*	*	*	*	*	*
BT	EMEA	United Kingdom	*	*	*	Eltham	*	*		*	*	*	*	*	*
BT	EMEA	United Kingdom	*	*	*	Leeds	*	*		*	*	*	*	*	*
BT	EMEA	United Kingdom	*	*	*	London	*	*	*	*	*	*		*	*
BT	EMEA	United Kingdom	*	*	*	London	*	*	*	*	*	*		*	*
BT	EMEA	United Kingdom	*	*	*	London	*	*	*	*	*	*	*	*	*
BT	EMEA	United Kingdom	*	*	*	Manchester	*	*		*	*	*	*	*	*
BT	EMEA	United Kingdom	*	*	*	Newbury	*	*		*	*	*	*	*	*
BT	EMEA	United Kingdom	*	*	*	Nottingham	*	*		*	*	*	*	*	*
BT	EMEA	United Kingdom	*	*	*	Renfrew	*	*		*	*	*	*	*	*
BT	EMEA	United Kingdom	*	*	*	Salford	*	*		*	*	*	*	*	*
BT	EMEA	United Kingdom	*	*	*	Swindon	*	*		*	*	*	*	*	*

*	Text has been redacted for confidentiality

Provider	Region	Country	Reuters required Gold Country	Reuters deployment phase	BT Status	City	Site Address	Zip code	BT Gold Cities	MPLS Status	Longitude	Latitude	3rd Party Provider	Highest attainable SLA	Sat Dish Enabled

BT	RAM	United States	*	*	*	ABILENE		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	ADDISON		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	AKRON		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	ALBANY		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	ALBANY		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	ALBUQUERQUE		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	ALEXANDRIA		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	Allenville		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	ALPHARETTA		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	ALTOONA		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	AMARILLO		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	AMBRIDGE		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	AMES		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	ANAHEIM		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	APPLETON		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	ARAB		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	ARCHBOLD		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	ARLINGTON		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	ARNOLD		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	ASHEVILLE		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	ASHLAND		*		*	*	*	*	*	*

*	Text has been redacted for confidentiality

Provider	Region	Country	Reuters required Gold Country	Reuters deployment phase	BT Status	City	Site Address	Zip code	BT Gold Cities	MPLS Status	Longitude	Latitude	3rd Party Provider	Highest attainable SLA	Sat Dish Enabled

BT	RAM	United States	*	*	*	ATHENS		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	ATLANTA		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	ATLANTA	*	*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	AUGUSTA		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	AUSTIN		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	Austin		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	BAKERSFIELD		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	BALTIMORE		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	BANGOR		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	BARTLESVILLE		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	BATON ROUGE		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	BEAUMONT		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	BEAVERTON		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	BECKLEY		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	BELLEFONTAINE		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	BENTON HARBOR		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	BENTONVILLE		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	BENTONVILLE		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	BEREA		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	BILLINGS		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	BINGHAMTON		*		*	*	*	*	*	*

*	Text has been redacted for confidentiality

Provider	Region	Country	Reuters required Gold Country	Reuters deployment phase	BT Status	City	Site Address	Zip code	BT Gold Cities	MPLS Status	Longitude	Latitude	3rd Party Provider	Highest attainable SLA	Sat Dish Enabled

BT	RAM	United States	*	*	*	BIRMINGHAM		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	BIRMINGHAM		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	Birmingham		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	BIRMINGHAM		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	BISMARCK		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	BLACKSBURG		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	BLAIRS		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	BLOOMINGTON		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	BLOOMINGTON		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	BLOOMINGTON		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	BLUEFIELD		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	BOCA RATON		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	BOHEMIA		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	BOISE		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	BOSTON	*	*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	Boston/Cambridge		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	BOWLING GREEN		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	BOZEMAN		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	Brainerd		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	BRATTLEBORO		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	BRENTWOOD		*		*	*	*	*	*	*

*	Text has been redacted for confidentiality

Provider	Region	Country	Reuters required Gold Country	Reuters deployment phase	BT Status	City	Site Address	Zip code	BT Gold Cities	MPLS Status	Longitude	Latitude	3rd Party Provider	Highest attainable SLA	Sat Dish Enabled

BT	RAM	United States	*	*	*	BRIDGEPORT		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	BRISTOL		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	BROOK PARK		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	BROWNSVILLE		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	BROWNWOOD		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	BRYAN		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	BUFFALO		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	Buffalo		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	BUFFALO		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	BUTLER		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	CAMBRIDGE		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	CAMDEN		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	CANTON		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	CAPE GIRARDEAU		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	CAPUTA		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	CARBONDALE		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	CARLISLE SPRINGS		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	CARMEL		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	CASPER		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	CEDAR KNOLLS		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	CEDAR RAPIDS		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	CELINA		*		*	*	*	*	*	*

*	Text has been redacted for confidentiality

Provider	Region	Country	Reuters required Gold Country	Reuters deployment phase	BT Status	City	Site Address	Zip code	BT Gold Cities	MPLS Status	Longitude	Latitude	3rd Party Provider	Highest attainable SLA	Sat Dish Enabled

BT	RAM	United States	*	*	*	CHAFFEY		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	CHAMPAIGN		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	CHARLESTON		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	CHARLESTON		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	CHARLOTTE		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	CHARLOTTE		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	Charlotte		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	Charlotte Amalie		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	CHARLOTTESVILLE		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	CHATSWORTH		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	CHATTANOOGA		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	CHERRYVILLE		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	CHESHIRE		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	CHEYENNE		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	CHICAGO		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	Chicago		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	CHICAGO		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	Chicago	*	*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	Chicago		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	CHICO		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	Cincinnati		*		*	*	*	*	*	*

*	Text has been redacted for confidentiality

Provider	Region	Country	Reuters required Gold Country	Reuters deployment phase	BT Status	City	Site Address	Zip code	BT Gold Cities	MPLS Status	Longitude	Latitude	3rd Party Provider	Highest attainable SLA	Sat Dish Enabled

BT	RAM	United States	*	*	*	CINCINNATI		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	CLARKSBURG		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	CLARKSTON		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	CLEARWATER		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	CLEARWATER		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	Cleveland		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	CLEVELAND		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	COCOA		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	COEUR D'ALENE		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	COLLINSVILLE		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	COLORADO SPRINGS		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	COLUMBIA		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	COLUMBIA		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	COLUMBUS		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	Columbus		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	COLUMBUS		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	COLUMBUS		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	CONYERS		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	COOKEVILLE		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	COON VALLEY		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	CORALVILLE		*		*	*	*	*	*	*

*	Text has been redacted for confidentiality

Provider	Region	Country	Reuters required Gold Country	Reuters deployment phase	BT Status	City	Site Address	Zip code	BT Gold Cities	MPLS Status	Longitude	Latitude	3rd Party Provider	Highest attainable SLA	Sat Dish Enabled

BT	RAM	United States	*	*	*	CORPUS CHRISTI		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	CORVALLIS		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	COVINGTON		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	CRESTVIEW		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	CREVE COEUR		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	CULPEPER		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	CUMBERLAND		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	DALLAS	*	*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	DALLAS		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	DALTON		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	DANBURY		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	DANVILLE		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	DAVENPORT		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	DAYTON		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	DAYTONA BEACH		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	DE KALB		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	DECATUR		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	DECATUR		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	DENVER		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	Denver	*	*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	DES MOINES		*	*	*	*	*	*	*	*

*	Text has been redacted for confidentiality

Provider	Region	Country	Reuters required Gold Country	Reuters deployment phase	BT Status	City	Site Address	Zip code	BT Gold Cities	MPLS Status	Longitude	Latitude	3rd Party Provider	Highest attainable SLA	Sat Dish Enabled

BT	RAM	United States	*	*	*	DETROIT		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	Detroit/Southfield	*	*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	Dodge City		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	DOVER		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	DOVER		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	DUBUQUE		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	DULUTH		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	DUNNIGAN		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	DUNWOODY		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	DURHAM		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	Durham		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	DURHAM		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	EAST POINT		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	EAU CLAIRE		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	EDINBURG		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	EL PASO		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	ELIZABETHTOWN		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	ELKHART		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	ELKO		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	ENGLEWOOD		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	EOLA		*		*	*	*	*	*	*

*	Text has been redacted for confidentiality

Provider	Region	Country	Reuters required Gold Country	Reuters deployment phase	BT Status	City	Site Address	Zip code	BT Gold Cities	MPLS Status	Longitude	Latitude	3rd Party Provider	Highest attainable SLA	Sat Dish Enabled

BT	RAM	United States	*	*	*	ERIE		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	EUGENE		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	EVANSVILLE		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	Evendale		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	EVERETT		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	FAIRACRES		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	FAIRHAVEN		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	FAIRVIEW		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	FARGO		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	FARMINGTON		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	FAYETTEVILLE		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	FAYETTEVILLE		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	FINDLAY		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	FINKSBURG		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	Fishers Island		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	FLAGSTAFF		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	FLINT		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	FLORENCE		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	FLORISSANT		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	FOLSOM		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	FORT DODGE		*		*	*	*	*	*	*

*	Text has been redacted for confidentiality

Provider	Region	Country	Reuters required Gold Country	Reuters deployment phase	BT Status	City	Site Address	Zip code	BT Gold Cities	MPLS Status	Longitude	Latitude	3rd Party Provider	Highest attainable SLA	Sat Dish Enabled

BT	RAM	United States	*	*	*	FORT LAUDERDALE		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	FORT MYERS		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	FORT SMITH		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	FORT WALTON BEACH		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	FORT WAYNE		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	Fort Worth		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	FORT WORTH		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	FRAMINGHAM		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	FRANKFORT		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	FREDERICK		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	FREEHOLD		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	FRENCHTOWN		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	FRESNO		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	FRONTENAC		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	GAINESVILLE		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	GARDEN CITY		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	GARDENA		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	GHENT		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	GLASGOW		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	GLENCOE		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	GLENVIEW		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	GLOUCESTER		*		*	*	*	*	*	*

*	Text has been redacted for confidentiality

Provider	Region	Country	Reuters required Gold Country	Reuters deployment phase	BT Status	City	Site Address	Zip code	BT Gold Cities	MPLS Status	Longitude	Latitude	3rd Party Provider	Highest attainable SLA	Sat Dish Enabled

BT	RAM	United States	*	*	*	GRAND FORKS		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	GRAND ISLAND		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	GRAND JUNCTION		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	GRAND RAPIDS		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	GRAYLING		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	GREAT FALLS		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	GREEN BAY		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	GREENSBORO		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	GREENSBORO		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	GREENSBURG		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	GREENVILLE		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	GREENVILLE		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	GREENWOOD		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	GULFPORT		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	GUYMON		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	HAGERSTOWN		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	HAMILTON SQUARE		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	HAMPTON		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	HANNIBAL		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	HANOVER		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	HARLINGEN		*		*	*	*	*	*	*

*	Text has been redacted for confidentiality

Provider	Region	Country	Reuters required Gold Country	Reuters deployment phase	BT Status	City	Site Address	Zip code	BT Gold Cities	MPLS Status	Longitude	Latitude	3rd Party Provider	Highest attainable SLA	Sat Dish Enabled

BT	RAM	United States	*	*	*	HARRISBURG		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	HARRISON		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	HARRISONBURG		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	HARTFORD		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	HARTFORD		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	HATTIESBURG		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	HAVRE DE GRACE		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	HELENA		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	HICKORY		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	HIGHPOINT		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	HILLSBORO		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	HOBBS		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	HOLLAND		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	HOLLISTER		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	Honolulu		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	HORNLAKE		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	HOUSTON		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	HOUSTON		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	HOUSTON		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	Houston		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	HUNTINGTON		*	*	*	*	*	*	*	*

*	Text has been redacted for confidentiality

Provider	Region	Country	Reuters required Gold Country	Reuters deployment phase	BT Status	City	Site Address	Zip code	BT Gold Cities	MPLS Status	Longitude	Latitude	3rd Party Provider	Highest attainable SLA	Sat Dish Enabled

BT	RAM	United States	*	*	*	HUNTINGTON		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	HUNTSVILLE		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	HUTCHINSON		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	IDAHO FALLS		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	INDEPENDENT HILL		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	INDIANAPOLIS		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	Indianapolis		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	Irvine(Tustin)		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	IRVING		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	JACKSON		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	JACKSON		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	JACKSON		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	JACKSONVILLE		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	JACKSONVILLE		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	Jacksonville		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	JACKSONVILLE		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	JACKSONVILLE		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	JANESVILLE		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	JASPER		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	JEFFERSON CITY		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	JEROME		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	JOHNSON CITY		*		*	*	*	*	*	*

*	Text has been redacted for confidentiality

Provider	Region	Country	Reuters required Gold Country	Reuters deployment phase	BT Status	City	Site Address	Zip code	BT Gold Cities	MPLS Status	Longitude	Latitude	3rd Party Provider	Highest attainable SLA	Sat Dish Enabled

BT	RAM	United States	*	*	*	JOHNSTOWN		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	JONESBORO		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	JOPLIN		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	KALAMAZOO		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	KANSAS CITY		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	KEARNEY		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	KENNEWICK		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	KILLEEN		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	KINSTON		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	KNOXVILLE		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	KNOXVILLE		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	LA CROSSE		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	LAFAYETTE		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	LAFAYETTE		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	LAKE BUENA VISTA		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	LAKE CHARLES		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	LANARK		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	LANCASTER		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	LANSING		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	LAREDO		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	Las Vegas		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	LAS VEGAS		*	*	*	*	*	*	*	*

*	Text has been redacted for confidentiality

Provider	Region	Country	Reuters required Gold Country	Reuters deployment phase	BT Status	City	Site Address	Zip code	BT Gold Cities	MPLS Status	Longitude	Latitude	3rd Party Provider	Highest attainable SLA	Sat Dish Enabled

BT	RAM	United States	*	*	*	LAURINBURG		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	LAWRENCE		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	LAWRENCE		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	LAWTON		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	Lebanon		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	LEESBURG		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	LEESBURG		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	LEXINGTON		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	LEXINGTON		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	LEXINGTON		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	LIGHTFOOT		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	LIMA		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	LINCOLN		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	LINCOLNVILLE BEACH		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	LITTLE ROCK		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	LONG BEACH		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	Long Island		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	LONGMONT		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	LONGVIEW		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	LORAIN		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	Los Angeles	*	*	*	*	*	*	*	*	*

*	Text has been redacted for confidentiality

Provider	Region	Country	Reuters required Gold Country	Reuters deployment phase	BT Status	City	Site Address	Zip code	BT Gold Cities	MPLS Status	Longitude	Latitude	3rd Party Provider	Highest attainable SLA	Sat Dish Enabled

BT	RAM	United States	*	*	*	Los Angeles		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	LOS ANGELES		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	LOUISVILLE		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	Louisville		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	LUBBOCK		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	LUDLOW		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	LUFKIN		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	LUND		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	LYNCHBURG		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	Macomb		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	MACON		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	MADISON		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	MADISONVILLE		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	MANCHESTER		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	MANHATTAN		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	MANSFIELD		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	MARTINSBURG		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	MASON CITY		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	MATTOON		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	MAYER		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	MEDFORD		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	MEDFORD		*	*	*	*	*	*	*	*

*	Text has been redacted for confidentiality

Provider	Region	Country	Reuters required Gold Country	Reuters deployment phase	BT Status	City	Site Address	Zip code	BT Gold Cities	MPLS Status	Longitude	Latitude	3rd Party Provider	Highest attainable SLA	Sat Dish Enabled

BT	RAM	United States	*	*	*	MEDINA		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	MELBOURNE		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	MEMPHIS		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	Memphis		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	MERIDIAN		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	MESA		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	MEXICO		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	Miami	*	*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	Miami		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	MIAMI		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	MIDDLETOWN		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	MIDLAND		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	MIDLAND		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	Milwaukee		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	MILWAUKEE		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	Minneapolis		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	MINNEAPOLIS		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	MINOT		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	MISSION VIEJO		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	MISSOULA		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	MOBERLY		*		*	*	*	*	*	*

*	Text has been redacted for confidentiality

Provider	Region	Country	Reuters required Gold Country	Reuters deployment phase	BT Status	City	Site Address	Zip code	BT Gold Cities	MPLS Status	Longitude	Latitude	3rd Party Provider	Highest attainable SLA	Sat Dish Enabled

BT	RAM	United States	*	*	*	MOBILE		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	MODESTO		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	MONROE		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	MONROE CITY		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	MONROVIA		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	MONTGOMERY		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	MORGANTOWN		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	MUNCIE		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	MUSCATINE		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	MYRTLE BEACH		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	NASHVILLE		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	Nashville		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	NEW BERN		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	NEW BRUNSWICK		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	NEW HAVEN		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	NEW LONDON		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	New Orleans		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	NEW ORLEANS		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	NEW YORK	*	*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	New York (111 8th)		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	NEW YORK (54)		*	*	*	*	*	*	*	*

*	Text has been redacted for confidentiality

Provider	Region	Country	Reuters required Gold Country	Reuters deployment phase	BT Status	City	Site Address	Zip code	BT Gold Cities	MPLS Status	Longitude	Latitude	3rd Party Provider	Highest attainable SLA	Sat Dish Enabled

BT	RAM	United States	*	*	*	NEW YORK (BW)		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	NEWARK		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	NEWPORT NEWS		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	NORCROSS		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	Norfolk		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	NORFOLK		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	NORFOLK		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	NORTH PLATTE		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	NORTON		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	OAKBROOK		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	Oakland		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	OAKLAND		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	OAKTON		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	OCALA		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	OCEANSIDE		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	OGDEN		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	OIL CITY		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	OJUS		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	OKLAHOMA CITY		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	Oklahoma City		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	OLATHE		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	OLNEY		*		*	*	*	*	*	*

*	Text has been redacted for confidentiality

Provider	Region	Country	Reuters required Gold Country	Reuters deployment phase	BT Status	City	Site Address	Zip code	BT Gold Cities	MPLS Status	Longitude	Latitude	3rd Party Provider	Highest attainable SLA	Sat Dish Enabled

BT	RAM	United States	*	*	*	OLYMPIA		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	OMAHA		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	OMAHA		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	Omaha		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	OPELIKA		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	ORLANDO		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	Orlando		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	ORLANDO		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	OWENSBORO		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	OXNARD		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	PADUCAH		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	PAINTSVILLE		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	PALM SPRINGS		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	PANAMA CITY		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	PARKERSBURG		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	Parsons		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	PENSACOLA		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	PEORIA		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	PERKINS		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	PFLUGERVILLE		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	Philadelphia		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	PHILADELPHIA	*	*	*	*	*	*	*	*	*

*	Text has been redacted for confidentiality

Provider	Region	Country	Reuters required Gold Country	Reuters deployment phase	BT Status	City	Site Address	Zip code	BT Gold Cities	MPLS Status	Longitude	Latitude	3rd Party Provider	Highest attainable SLA	Sat Dish Enabled

BT	RAM	United States	*	*	*	PHILADELPHIA		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	PHOENIX		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	Phoenix		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	PIEDMONT		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	PINCKARD		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	PINE BLUFF		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	Pittsburgh		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	PITTSBURGH		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	PLATTSBURGH		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	PLEASANTON		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	PLEASANTVILLE		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	PLYMOUTH		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	PLYMOUTH		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	POCATELLO		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	POLK CITY		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	PORTAGE		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	PORTLAND		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	PORTLAND		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	Portland		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	POUGHKEEPSIE		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	PRESQUE ISLE		*		*	*	*	*	*	*

*	Text has been redacted for confidentiality

Provider	Region	Country	Reuters required Gold Country	Reuters deployment phase	BT Status	City	Site Address	Zip code	BT Gold Cities	MPLS Status	Longitude	Latitude	3rd Party Provider	Highest attainable SLA	Sat Dish Enabled

BT	RAM	United States	*	*	*	Princeton		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	PROVIDENCE		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	PROVO		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	PUEBLO		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	PULLMAN		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	RALEIGH		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	Raleigh		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	READING		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	REDDING		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	REDWOOD CITY		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	REGO PARK		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	RENO		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	RICHMOND		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	RICHMOND		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	Richmond		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	RICHMOND		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	ROANOKE		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	ROCHELLE PARK		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	Rochester		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	ROCHESTER		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	ROCHESTER		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	ROCK HILL		*		*	*	*	*	*	*

*	Text has been redacted for confidentiality

Provider	Region	Country	Reuters required Gold Country	Reuters deployment phase	BT Status	City	Site Address	Zip code	BT Gold Cities	MPLS Status	Longitude	Latitude	3rd Party Provider	Highest attainable SLA	Sat Dish Enabled

BT	RAM	United States	*	*	*	ROCKFORD		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	ROCKY MOUNT		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	ROCKY MOUNT		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	ROGERS		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	ROLLA		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	ROLLING MEADOWS		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	ROME		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	ROSWELL		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	ROWLESBURG		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	Sacramento		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	SACRAMENTO		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	SAGINAW		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	SALEM		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	SALINA		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	SALINAS		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	SALISBURY		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	SALISBURY		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	Salt Lake City		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	SALT LAKE CITY		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	SAN ANGELO		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	SAN ANTONIO		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	San Antonio		*	*	*	*	*	*	*	*

*	Text has been redacted for confidentiality

Provider	Region	Country	Reuters required Gold Country	Reuters deployment phase	BT Status	City	Site Address	Zip code	BT Gold Cities	MPLS Status	Longitude	Latitude	3rd Party Provider	Highest attainable SLA	Sat Dish Enabled

BT	RAM	United States	*	*	*	SAN ANTONIO		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	SAN BERNARDINO		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	SAN DIEGO		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	San Diego		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	SAN FRANCISCO		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	SAN FRANCISCO		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	SAN JOSE	*	*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	San Jose L3GW		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	San Juan		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	San Luis Obispo		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	SAN LUIS OBISPO		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	SANTA ANA		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	SANTA BARBARA		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	SANTA MARIA		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	SANTA ROSA		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	Santa Teresa		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	SARASOTA		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	SAVANNAH		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	SCRANTON		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	SEATTLE		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	Seattle		*	*	*	*	*	*	*	*

*	Text has been redacted for confidentiality

Provider	Region	Country	Reuters required Gold Country	Reuters deployment phase	BT Status	City	Site Address	Zip code	BT Gold Cities	MPLS Status	Longitude	Latitude	3rd Party Provider	Highest attainable SLA	Sat Dish Enabled

BT	RAM	United States	*	*	*	SEATTLE	*	*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	SHEBOYGAN		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	SHERMAN OAKS		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	SHREVEPORT		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	SILVER SPRING		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	SIOUX CITY		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	SIOUX FALLS		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	SOMERSET		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	SOUTH BEND		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	SOUTH BURLINGTON		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	SPARTANBURG		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	SPENCER		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	SPOKANE		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	SPRINGFIELD		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	SPRINGFIELD		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	SPRINGFIELD		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	SPRINGFIELD		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	ST. CLOUD		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	ST. JOSEPH		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	St. Louis		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	ST. LOUIS		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	ST. PAUL		*		*	*	*	*	*	*

*	Text has been redacted for confidentiality

Provider	Region	Country	Reuters required Gold Country	Reuters deployment phase	BT Status	City	Site Address	Zip code	BT Gold Cities	MPLS Status	Longitude	Latitude	3rd Party Provider	Highest attainable SLA	Sat Dish Enabled

BT	RAM	United States	*	*	*	ST. PETERSBURG		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	ST. PETERSBURG		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	STAMFORD		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	STATE COLLEGE		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	STAUNTON		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	STERLING		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	STEUBENVILLE		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	STEVENS POINT		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	STOCKTON		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	STUYVESANT		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	SUNBURY		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	SUNNYLAND		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	SWEETWATER		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	Syracuse		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	SYRACUSE		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	TACOMA		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	TALLAHASSEE		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	Tampa		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	TAMPA		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	TAMPA		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	TERRE HAUTE		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	TOLEDO		*		*	*	*	*	*	*

*	Text has been redacted for confidentiality

Provider	Region	Country	Reuters required Gold Country	Reuters deployment phase	BT Status	City	Site Address	Zip code	BT Gold Cities	MPLS Status	Longitude	Latitude	3rd Party Provider	Highest attainable SLA	Sat Dish Enabled

BT	RAM	United States	*	*	*	TOPEKA		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	TRAVERSE CITY		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	TROY		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	TUCSON		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	TULLY		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	TULSA		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	Tulsa		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	TULSA		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	TUPELO		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	TUSCALOOSA		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	UTICA		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	VERO BEACH		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	VICTORIA		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	WACO		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	WALDORF		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	WALNUT CREEK		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	WARE SHOALS		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	WARREN		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	WARSAW		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	WASHINGTON		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	WASHINGTON		*	*	*	*	*	*	*	*

*	Text has been redacted for confidentiality

Provider	Region	Country	Reuters required Gold Country	Reuters deployment phase	BT Status	City	Site Address	Zip code	BT Gold Cities	MPLS Status	Longitude	Latitude	3rd Party Provider	Highest attainable SLA	Sat Dish Enabled

BT	RAM	United States	*	*	*	Washington		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	WATERLOO		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	WAUKESHA		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	WAUSAU		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	WAYNE		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	WAYNESBORO		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	WEST PALM BEACH		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	WHEELING		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	White Plains		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	WHITE PLAINS		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	WHITE RIVER JUNCTION		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	WICHITA		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	WICHITA FALLS		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	Williamsport		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	WILMINGTON		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	Wilmington		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	WILMINGTON		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	WINCHESTER		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	WINCHESTER		*	*	*	*	*	*	*	*
BT	RAM	United States	*	*	*	Window Rock		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	WINSTON-SALEM		*		*	*	*	*	*	*

*	Text has been redacted for confidentiality

Provider	Region	Country	Reuters required Gold Country	Reuters deployment phase	BT Status	City	Site Address	Zip code	BT Gold Cities	MPLS Status	Longitude	Latitude	3rd Party Provider	Highest attainable SLA	Sat Dish Enabled

BT	RAM	United States	*	*	*	WINTER PARK		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	WINTERHAVEN		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	WOOSTER		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	WORCESTER		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	WORTHINGTON		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	WYE MILLS		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	WYTHEVILLE		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	YAKIMA		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	YORK		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	YOUNGSTOWN		*		*	*	*	*	*	*
BT	RAM	United States	*	*	*	YUMA		*		*	*	*	*	*	*
BT		Uzbekistan	*	*	*	Subsidised IPLCs				*
BT	RAM	Venezuela	*	*	*	Caracas	*	*		*	*	*	*	*	*
BT	APAC	Vietnam	*	*	*	Hanoi	*	*		*	*	*	*	*	*
		Yugoslavia	*	*	*	Subsidised IPLCs				*
BT	EMEA	Zimbabwe	*	*	*	Harare				*				*	*
*	Text has been redacted for confidentiality

Appendix B

Service Boundaries

Diagram 1: Client Site Boundary

*

*	Text has been redacted for confidentiality

Diagram 2: Core Network Boundary

*

*	Text has been redacted for confidentiality

Diagram 3: Direct Connect Boundary

*

*	Text has been redacted for confidentiality

Appendix C

Part 1

TerraPoP Locations

*

*

*

*

*

*

*

*

Part 2

TerraPoP Order Information

•	Details of the TerraPoP town or city and the target MTCs
•	Full site address and contact details, data centre floor, room and rack details (if any), and a named site contact, in each case for the target MTCs.
*	Text has been redacted for confidentiality

Appendix C

Replacement Schedule 2 Part 1C

Schedule 2

Services Description

Part 1C

Service Management

For the purposes of this Schedule, the following capitalised term shall have the corresponding meaning:

“Reuters Service Owners”	means Reuters’ heads of development, operations, product management, CRMC, professional services group and other key service functions within the Reuters Group;

Section A of this Schedule sets out the service management levels for the Existing Services and Section B of this Schedule sets out the service management levels for the New Services.

SECTION A: EXISTING SERVICES

1	SCOPE
1.1	This Section A of Schedule 2 Part 1C sets out the arrangements for monitoring the operational service performance of the Existing Services by means of the Global Service Forum.
1.2	Service management for Existing Services shall be undertaken in accordance with practices adopted by the Radianz Group during the Standard Period.
2	GLOBAL SERVICE FORUM
2.1	The objectives of the Global Service Forum are to:
2.1.1	provide top-down governance for the most significant Service issues;
2.1.2	provide a system for triage of serious cross functional Service issues and problem resolution;
2.1.3	provide senior management in Reuters with visibility of very significant problems affecting the service provided to Reuters’ customers;
2.1.4	apply the right level of management control/priority on current high severity Service issues;
2.1.5	provide input to Reuters Service Owners to allow underlying issues to be addressed;
2.1.6	improve the Existing Services and the perception of Services provided by BT across Reuters; and
2.1.7	identify the most critical product and Service issues from all Incident reports received by the CRMCs.

2

3	BT MEMBERSHIP
BT will be a full member of the Global Service Forum and a maximum of two BT representative(s) will attend each meeting to address BT related issues.
4	ORGANISATION
4.1	The Global Service Forum shall meet weekly in London.
4.2	Reuters will provide BT with a copy of each draft Global Service Forum report that is produced reasonably prior to the meeting.
4.3	GMC Weekly Service Reports are produced by the Global Service Forum.
5	SERVICE PERFORMANCE
5.1

Service performance shall be monitored by means of the review of Incidents categorised by Reuters CRMCs into severity levels 1, 2 and 3 in accordance with paragraph 3 of Schedule 5 Part 1 (Service Levels: Existing Services).

5.2	An Incident will be categorised by severity level by the Global Service Forum in accordance with the following categories:
5.2.1	Delayed Fix (i.e. an outstanding Incident that is not being resolved through normal channels in a timely manner);
5.2.2	Heads up (i.e. a notification to Global Service Forum members of a new Incident and its current status (open or closed) on a ‘for your information’ basis);
5.2.3

Long-term (i.e. an Incident: (i) which frequently appears in the Global Service Forum report; (ii) in relation to which an Incident trend is identified; or (iii) which requires tracking on a weekly basis).

5.3	When an Incident is categorised as “Long-term” under paragraph 5.2. above then the Incident will re-appear automatically at the weekly Global Service Forum until resolved.

SECTION B: NEW SERVICES

6	SCOPE
6.1	This Section B of Schedule 2 Part 1C sets out the service management levels applicable for the New Services.
6.2

BT shall develop and maintain a Customer Operations Manual containing relevant operational details in respect of its management of the New Services and all associated service management procedures. BT shall make copies of the Customer Operations Manual available to Reuters on a regular basis and in a reasonable manner to be agreed by the Parties.

7	SERVICE DESK
7.1	BT shall make available to Reuters the Service Desk *
7.2	The Service Desk shall be the primary point of contact for day to day issues relating to the New Services including:
*	Text has been redacted for confidentiality

3

7.2.1	Incident reporting;
7.2.2	problem escalation;
7.2.3	order management; and
7.2.4	moves, adds and changes.
7.3	All initial contact with or by the Service Desk shall be conducted in English.
7.4	BT shall maintain an on-site presence at the CRMCs for the duration of the Agreement.
8	INCIDENT MANAGEMENT
8.1

BT shall record all Incidents on the Service Desk’s trouble ticketing system reported to it and provide Reuters with a unique BT identifier relating to each Incident. The classification of each Incident will be assigned by BT in accordance with the severity criteria set out in paragraph 4.1 of Schedule 5, Part 2. In respect of the measurement of Service Levels, the time at which an Incident occurs shall be the starting point for measurement of the Service Levels.

8.2	Reuters shall record the details of all Incidents reported to the Service Desk on its systems and shall provide BT with a unique identifier for the Incident at the time the Incident is reported to BT.
8.3	BT shall provide Reuters with updates concerning progress of Incident resolution in accordance with Schedule 5 Part 2.
8.4

BT shall notify the Reuters CRMC when a Service has been restored or that analysis has proved that fault conditions no longer apply. BT shall complete “reason for outage” details on the trouble ticket.

8.5

Where BT determines that no Incident has occurred in respect of a New Service, then BT shall register this on the Service Desk trouble ticketing system. In the event of persistent false reporting, BT shall notify Reuters and Reuters shall promptly implement measures which shall subsequently ensure a material reduction in such persistent false reporting within the next reporting period, or such other timescale as may be agreed.

9	PROACTIVE MANAGEMENT
9.1	BT shall use all reasonable endeavours to detect Incidents by proactively monitoring the status of each New Service *.
9.2

On detection or notification of an Incident or circumstances which might give rise to an Incident in BT’s reasonable opinion, BT shall register the same with the Service Desk, which shall promptly notify Reuters of the same and manage any Incident in accordance with paragraph 8 above.

10	ALARM MONITORING
10.1

BT will collect network management alarms on a *. All alarms will be analysed and, if found to relate to an Incident, will be dealt with through the Incident management process set out in this Schedule and Schedule 5 Part 2.

11	ESCALATION
11.1

As soon as reasonably practicable after the Signing Date, BT and Reuters will develop and agree operational escalation procedures, based initially on those agreed for Existing Services. Once these procedures are defined, they will be included within the Customer Operations Manual.

*	Text has been redacted for confidentiality

4

11.2	The Parties agree that the persons nominated in the escalation procedures will each have sufficient authority to provide an effective means of escalation.
11.3	The escalation procedure described in paragraph 11.1 above will include but not be limited to:
11.3.1	how each stage in the escalation process is invoked or triggered;
11.3.2	the reporting channels through which escalation action is implemented;
11.3.3	levels of responsibility;
11.3.4	supporting resource;
11.3.5	escalation tracking.
12	CAPACITY MANAGEMENT
12.1	BT will monitor the traffic levels of the Connections using its network monitoring systems in order to identify whether any of the following in BT’s reasonable opinion are required:
12.1.1	increase or decrease in the capacity of a New Service;
12.1.2	changes to a New Service to take account of the growth of, or reduction in, traffic levels and/or Facilities;
12.1.3	changes to a New Service to take account of changes in Reuters applications or equipment;
12.1.4	changes to a New Service to reduce the cost to Reuters;
12.1.5	changes to a New Service to optimise the network or network elements.

For the avoidance of doubt, any proposed change under this paragraph 12.1 shall be progressed by the Parties in accordance with the Change Control Procedure.

12.2

BT shall provide reports that include access circuit utilisation by Facility and Service Packages. In order to identify capacity issues within the IP network, the latency thresholds from the Facilities will be monitored and when exceeded investigated to determine whether there is an IP network capacity bottleneck.

13	SERVICE MANAGEMENT REPORTING
13.1

BT shall provide a series of reports described in this Schedule and detailed in the Customer Operations Manual. Such reports shall be provided to an agreed frequency and timeframe appropriate to the Service to which they relate.

13.2	The scope and contents of Service Level reports may vary from time to time as agreed between the Parties where such changes provide a mutual benefit or a practical improvement.
13.3

BT shall resolve questions arising from or with regard to Service Levels reports within *. Such reports will comprise the following, and will be produced centrally and made available to Reuters in a manner to be agreed by the Parties:

*	Text has been redacted for confidentiality

5

13.3.1	Management Information Report

BT will prepare and submit a monthly Management Information Report comprising the following sections:

(i)

Executive Summary outlining a summary of events occurring in the period (including detail of specific major events), providing a summary of all material Incidents during that period, identifying any common causes, and proposing corrective action to prevent a recurrence;

(ii)

Service Performance Summary against Service Levels, on a regional basis. In addition, this summary will include information concerning any Service Levels which were not met during the reporting period;

(iii)

Network Performance Management, including number of Incidents reported to the Service Desk during the relevant period, together with an indication of whether these have been cleared, referred to Reuters or other third parties, or are outstanding for resolution. Where appropriate, this will include root cause analysis information. In addition, to assess measurement of network performance, this will include Availability, RTD and Packet Loss measurements (measured in accordance with paragraph 3.3 of Schedule 5, Part 2) over the relevant Measurement Period;

(iv)	A summary detailing routes and systems where BT’s reasonably recommended capacity thresholds are being exceeded;
(v)

Opportunities (which in BT’s reasonable opinion are relevant and appropriate) to improve the New Services provided to Reuters by BT via the Change Control Procedure. In particular, BT will advise Reuters of any relevant third party software upgrades available (both functionality and maintenance releases).

The report will be based upon information pertaining to the previous month and will be presented at the monthly Service Review Meeting.

13.4	Service Level Report

The Service Level report will be a report showing performance against the Service Levels measured in accordance with Schedule 5, Part 2. This report will be produced monthly within * of the end of the relevant Measurement Period.

13.5	Service Provision Report

The Service Provision Report will be produced weekly and have the following information:

13.5.1	the number of orders placed;
13.5.2	the number of orders completed;
13.5.3	the number of orders programmed; and
13.5.4	the number of orders that did not meet the agreed delivery date together with commentary describing reason for delay and action taken to complete order.

A trend analysis graph shall be provided to show the number of orders that were not completed by the agreed delivery date each month, month on month for the preceding 12 month period.

*	Text has been redacted for confidentiality

6

13.6	Network Change Schedule

BT will publish a schedule of planned maintenance, configuration or network changes in respect of the New Services to be undertaken within a Maintenance Window in accordance with paragraph 3.2 of Part 2 of Schedule 5. The schedule will be available to Reuters in a manner to be agreed by the Parties and shall include:

13.6.1	Date of the proposed change;
13.6.2	Nature of work; and
13.6.3	Facilities impacted.
13.7	Capacity Planning Report
13.7.1

BT will produce a monthly capacity report for the Facilities. The Parties will, acting reasonably, define and agree core hours for at least each of the main territories (America, Europe and Asia). During these core hours all Gold, Silver and RDF datafeed will have a polling frequency of not less than *. Out of core hours, all Gold, Silver and RDF datafeed Sites will have a polling frequency of not less than * Out of core hours, and for all other Sites, the polling frequency will be * BT will make all reasonably efforts to reduce the polling frequency.

13.7.2	BT will identify Facilities where upper or lower capacity threshold have been reached and will make recommendations should capacity changes be appropriate.
13.7.3	In addition, where reasonably requested this report shall include:
(i)	the peak utilisation value for every Facility access connection, irrespective of whether it fell outside of the thresholds; and
(ii)	a trend analysis graph in a form to be agreed.
13.8	Reason for Outage Report

BT will include on the trouble ticket information detailing the reason for the outage for each incident. Each report will contain:

13.8.1	Description of the Incident;
13.8.2	Action taken to restore the Service;
13.8.3	Cause of the Incident, if known; and
13.8.4	Any known action required to complete the repair.
13.9

As part of continuous service improvement, BT and Reuters working together and acting in good faith will seek to find ways to allow API access to data relevant to Reuters in the BT intranet in order that Reuters can supply the relevant customer information to the relevant customers electronically. BT and Reuters will implement any agreed solution.

TP050470019
*	Text has been redacted for confidentiality

Appendix D

Replacement Schedule 2 Part 1D

Schedule 2

Services Description

Part 1D

Security Management

1.	Introduction and Definitions
1.1	This Part 1D of Schedule 2 sets out the Parties’ requirements relating to security arrangements, processes and procedures in connection with the:
(A)	structured withdrawal of BT from the Reuters Systems;
(B)	provision of the Services;
(C)	migration from the Existing Services to the New Services; and
(D)	management framework the Parties have agreed to follow with respect to security matters.
1.2	The following defined terms shall have the following meanings only in this Part 1D of Schedule 2:

“Issues Register”	means the register of issues raised by either Party with respect to matters regarding security arrangements, processes, procedures and Security Incidents maintained by BT;
“Security Go-Live Date”	means the date being six months after the Closing Date;
“Security Incident”

means either (i) unauthorised or unplanned access to the Reuters Systems, (ii) unauthorised or unplanned access to the BT System, or (iii) a breach of security arrangements, processes and procedures as they relate to the Services, in each case whether through or by reason of accident, negligence or default;

“Security Meeting”	has the meaning given to the term in paragraph 6.1; and
“Service Personnel”	means BT Personnel who are engaged in the provision of the Services and who are properly authorised to access the Reuters Systems.
2.	Withdrawal from the Reuters Systems (Disentanglement) and General Obligations
2.1	For the period commencing on the Closing Date and ending on the Security Go-Live Date, BT shall use its reasonable endeavours to procure that:

2

(A)	except in respect of Authorised Personnel, access to the Reuters Systems is only for the purpose of, and to the extent necessary for, providing the Services;
(B)	access by the Authorised Personnel to Reuters’ internal network (IME) shall only be to the extent they had such access at the Closing Date;
(C)	except in respect of Authorised Personnel, access to the Reuters Systems shall be limited only to that by the Service Personnel and the BT System;
(D)

access to and use by the Service Personnel of the Reuters Systems shall be limited to the extent they are authorised to do so and, in any event, as is no more than necessary to provide the Services; and

(E)

access to the Reuters Systems by the BT System shall be limited only to the extent that the BT System is necessary to provide access by the Service Personnel to the Reuters Systems and as is no more than necessary to provide the Services.

2.2

Prior to the Security Go-Live Date, BT shall take all technical and organisational measures necessary to achieve (and maintain thereafter) a robust and secure gateway to prevent unauthorised access from the BT System or by BT Personnel to the Reuters Systems.

2.3	On and from the Security Go-Live Date, BT shall procure that:
(A)	access by the Authorised Personnel shall cease unless as otherwise agreed by the Parties in writing;
(B)	access to the Reuters Systems shall only be through the approved secure gateway that is in place pursuant to paragraph 2.2;
(C)	access to the Reuters Systems is only for the purpose of, and to the extent necessary for, providing the Services; and
(D)

access to the Reuters Systems shall be limited only to that by the Service Personnel and the BT System and shall be limited to the extent they are authorised to do so and, in any event, as is no more than necessary to provide the Services.

2.4

At all times during the term of this Agreement, in respect of any element of the BT System that interfaces with the Reuters Systems or otherwise is used to provide the Services, BT shall adopt and use anti-virus software and security patches and such other controls as are reasonably appropriate in the circumstances in accordance with Good Professional Practice (or otherwise as agreed by the Parties from time to time). Critical third party software changes shall be implemented by BT as soon as is reasonably practicable.

3

2.5

At all times during the term of this Agreement, in respect of any element of the Reuters Systems that interfaces with the BT System or otherwise is used to provide the Reuters Services and receive the Services, Reuters shall adopt and use anti-virus software and security patches and such other controls as are reasonably appropriate in the circumstances in accordance with Good Professional Practice (or otherwise as agreed by the Parties from time to time). Critical third party software changes shall be implemented by Reuters as soon as is reasonably practicable.

2.6

Notwithstanding anything else contained in this Agreement, throughout the term of this Agreement Reuters shall have the right to suspend access by BT Personnel (including, without limitation, Authorised Personnel and Service Personnel) and the BT System to the Reuters Systems where Reuters, acting in accordance with Good Professional Practice, reasonably believes that such access is unplanned, unauthorised, misused or otherwise outside the permitted scope of access. Reuters shall at all times ensure that any such suspension shall be limited to the extent reasonably necessary in any given circumstance.

3.	Existing Services

In respect of the Existing Services, BT shall maintain security arrangements, processes and procedures that are no less rigorous than those implemented by Radianz in respect of services equivalent to the Existing Services provided during the Standard Period.

4.	New Services
4.1

In respect of each New Service, BT shall implement and maintain security arrangements, processes and procedures that will allow BS7799 certification to be achieved and maintained through the term of this Agreement, such arrangements, processes and procedures to be based on the Agreed Principles.

4.2

By the Closing Date, BT shall provide to Reuters a summary document setting out in reasonable detail the measures BT shall take and implement to achieve adequate security of the BT Systems. The summary document shall be appropriate in terms of scope and quality to enable Reuters to effectively market the New Services to customers of members of the Reuters Group.

4.3

By the date at least three months prior to the first happening of migration of any Existing Service to a New Service (for example, prior to migration to the Core Network (platinum ring)), BT shall deliver in writing to Reuters detailed proposals relating to the technical and organisational measures based on the Agreed Principles that BT will implement in respect of that New Service.

4.4

As soon as is reasonably practicable after receipt of BT’s proposals described in paragraph 4.3, the Parties shall discuss the same with a view to ensuring that BT will have appropriate security arrangements, processes and procedures in place and that BS7799 certification will be achieved. In such discussions, BT shall take account of all reasonable representations made by Reuters. Without prejudice to the provisions of paragraph 4.8, BT shall implement such technical and organisational measures as are

4

necessary to ensure that appropriate security arrangements, processes and procedures are in place.

4.5

The Parties agree (except as otherwise agreed by the Parties in writing) that BT shall achieve BS7799 certification in respect of the New Services on or before the earlier of (a) the Migration Date or (b) the date being * after the Closing Date.

4.6

In respect of each New Service, BT shall ensure that each SAC shall effectively be isolated from each other SAC such that it is not possible for any data from one SAC to appear in another SAC. Furthermore, where a customer Facility is configured by Reuters to offer connectivity to a pre-determined set of SACs, BT shall ensure that it is not possible for any such customer to send traffic/data to any other SAC at the customer Facility (irrespective of whether such customer has administrative control of all customer-sited devices).

4.7

BT shall ensure that each SAC shall not enable direct communication between customers and shall only permit customers to communicate with Reuters Group Products, except as otherwise requested by Reuters in writing.

4.8	In respect of each New Service, BT shall implement (as a minimum and in accordance with Good Professional Practice) the following measures:
(A)	security hardening of network infrastructure;
(B)	rejection of source routed traffic;
(C)	rejection of traffic with a spoofed source address (i.e. with a source address from a range which does not match the expected source address range allocated to the end point);
(D)	protection of BT DNS and routing infrastructure from compromise, poisoning and denial of service attacks; and
(E)	the level of filtering will be no less than that applied in respect of the Existing Services (in respect of IP), unless the Parties otherwise agree.
5.	Security Incidents
5.1	Within 30 days of the Closing Date, BT shall prepare, implement and thereafter maintain:
(A)	documented processes and procedures to ensure that all Security Incidents are detected and reported to Reuters; and
(B)

an agreed “Security Incident Management Process and Response Procedure” which shall encompass the identification, classification and escalation of Security Incident reporting to Reuters and the response procedure of BT to any Security Incident.

*	Text has been redacted for confidentiality

5

5.2

BT shall monitor for, and respond promptly to, Security Incidents. As soon as is reasonably practicable after a Security Incident (taking into account the severity of the Security Incident as identified in the Security Incident Management Process and Response Procedure), BT shall implement all fixes reasonably necessary to address and prevent a recurrence of the Security Incident. Where a change in or to a Service is required to address or prevent a recurrence of the Security Incident or where a fix will impact upon a Service or the way in which a Service is delivered, that shall be addressed through the Change Control Procedure in accordance with paragraphs 6.4 and 6.5.

6.	Security Management
6.1	Reuters and BT shall each attend (either in person or by telephone) a security management meeting which shall take place for the period:
(A)	from the date of this Agreement to the Security Go-Live Date, at least monthly;
(B)	commencing on the Security Go-Live Date, at least quarterly,

(or otherwise as reasonably requested by the other Party) (the “Security Meeting”).

6.2

The first members of the Security Meeting are set out in the following table. The Parties may change their representatives in the Security Meeting on reasonable notice to the other Party (provided that such person is of equivalent experience or position):

Reuters	BT

Ian Curry	Douglas Smith
Malcolm Kelly	Lloyd Hession

In addition, members shall bring to the Security Meeting such persons as might reasonably be thought to assist the discussions at that meeting (if applicable).

BT shall procure the attendance of relevant Radianz personnel as might be necessary to assist in matters within the remit of the Security Meeting. The Parties anticipate that such Radianz employees will attend the Security Meeting until, as a minimum, the Security Go-Live Date.

6.3

Any matter arising from this Part 1D of Schedule 2 or otherwise relating primarily to security shall be raised and discussed in good faith at the Security Meeting. Without limitation to the generality of the foregoing, the Parties shall discuss:

(A)	security arrangements, processes and procedures relating to implementation of and migration to the New Services;
(B)	necessary or desirable changes to security arrangements, processes and procedures relating to the Existing Services;

6

(C)	Security Incidents;
(D)	the contents of the Issues Register, with a view to resolving such matters.
6.4

Any change to the security arrangements, processes and procedures relating to the Services or otherwise shall be progressed through the Change Control Procedure following discussion in the Security Meeting.

6.5

Any disputes arising out of or in connection with this Part 1D of Schedule 2 or otherwise in connection with security arrangements, processes and procedures shall be dealt with in accordance with Clause 18 (Dispute Resolution).

TP060890091

Appendix E

Replacement Schedule 4: Migration Milestones

Schedule 4

Migration Milestones

1.	INTRODUCTION AND DEFINITIONS
1.1

This Schedule sets out the Migration Milestones and the dates by which they should be achieved by BT. The Migration Milestones may only be changed by the Parties as a result of the operation of Clause 6.

1.2	In this Schedule 4 (and otherwise throughout the Amended Agreement) the following terms shall have the following meanings:

“Final RFS Notice”

means:

(i)       in relation to a Facility where the Valid Order relating to that Facility requires a single Connection only, a RFS Notice; and

(ii)      in relation to a Facility where the Valid Order relating to that Facility requires more than one Connection (e.g. for redundancy), the RFS Notice that relates to the final Connection required at that Facility by that Valid Order; and

“RGA Customers”

means those customers of the Reuters Group that Reuters may from time to time notify BT are known within the Reuters Group as “Reuters Global Accounts Customers” (the aggregate number of all such customers * of the Reuters Group (unless otherwise agreed by the Parties in accordance with the Change Control Procedure)).

2.	MIGRATION MILESTONES

BT shall procure achievement of the following Migration Milestones by the relevant dates shown:

A.	Connections

Migration Milestone No.	Due Date	BT Migration Milestone
1.	*

BT has provided a Final RFS Notice in respect of all Connections that are used to provide a Reuters Customer Service, IME or Editorial at all of the Facilities covered by this Agreement (including those which were previously subject to an RXN A-end Shift).

*	Text has been redacted for confidentiality

2

Reuters agrees that it will not place orders with BT for any additional Existing Services in respect of a Reuters Customer Service in a country after the later of:

(a)	* after the applicable Service Category has been made available to Reuters by BT in respect of all Facilities in that country; and
(b)	* (in the case of all other Customers) after the date such Reuters Customer Service is capable of being provided over the test IP network provided by BT;

Unless, in each case, this period is extended and agreed by the parties in writing acting reasonably and in good faith.

For the avoidance of doubt the wording set out in (a) and (b) above is a Reuters’ obligation.

B.	Roll-out

	Due Date	BT Migration Milestone
1.	*

In each of the countries listed in Appendix A as having a due date of * or earlier), that the relevant Service Categories to be achieved in that country (as required by Appendix A) can be achieved in respect of all Facilities in such country.

2.	Various as due date set out in Appendix A

In each of the countries listed in Appendix A, that each Service Category can be achieved in respect of all Facilities in that country by the due date for that Service Category in that country as set out in Appendix A.

For the avoidance of doubt, a requirement in the table above that a Service Category be achieved by a due date shall include a requirement that the Service Category continues to be achieved from that date in accordance with this Amended Agreement.

3

C.	Short-line hits

	Due Date	BT Migration Milestone
1.	*

In relation to Silver Standard and Gold Standard Service Category Connections, BT to have altered the timer relevant to short-line hits on such Connections made Ready for Service after * from *o * *, provided that BT’s testing of this alteration in * confirms to the Parties’ reasonable satisfaction that * * is an appropriate value in all the circumstances. Where the Parties do not agree that * * is an appropriate value, BT shall alter the timer relevant to short-line hits on such Connections made Ready for Service after * to the equivalent time currently used on RXN and in those circumstances the Parties agree that the maximum Re-convergence Time set out in Schedule 5 Part 2 will therefore be altered by the same amount.

2.	As soon as reasonably practical after *	All Gold and Silver Standard Connections installed before * will have their timers altered as set out in paragraph C (1).
3.	*

Implementation of static routes solution on Connections made Ready for Service after * which might otherwise be impacted by short line hits, provided that the testing of the proposed solution is completed to the Parties’ reasonable satisfaction. In the event that the Parties do not agree, the Parties will meet to agree an alternative solution (acting reasonably and in good faith), including the specifications and cost, which will be implemented as soon as reasonably practicable.

4.	As soon as reasonably practical after *	All Gold and Silver Standard Connections installed before * will have the static routes solution implemented as set out in paragraph C (3).
*	Text has been redacted for confidentiality

4

D.	Traffic Management System (TMS)

	Due Date	BT Migration Milestone
1.	*	*.

E.	On-ramps

	Due Date	BT Migration Milestone
1.	*

All VPNs necessary for Phase 1 On-ramps as listed in Appendix B (the number of such VPNs totalling *) are the subject of a written notification from BT that they have met the agreed acceptance criteria set out in Appendix B and BT have provided an On-ramp Notice in respect of all such Phase 1 On-ramps *

*	Text has been redacted for confidentiality

5

F.	BT Portal

	Due Date	BT Migration Milestone
1.	*

BT has made an online portal available for Reuters in accordance with the cycle 1 requirements scope agreed between the parties as attached at Appendix C Part A in such manner as is capable of accepting Valid Orders in accordance with the volumes anticipated under the Migration Plan.

2.	*

BT has upgraded the online portal referred to above and made it available for Reuters in accordance with the cycle 2 requirements scope agreed between the parties, as attached at Appendix C Part B, in such manner as is capable of accepting Valid Orders in accordance with the volumes anticipated under the Migration Plan.

3.	*

BT has upgraded the online portal referred to above to provide “split sites” functionality as more fully described in Appendix C Part C and made it available for to Reuters in such manner as is capable of accepting Valid Orders in accordance with the volumes anticipated under the Migration Plan.

The parties acknowledge that subsequent cycle specifications may be required: (i) to resolve bug fixes in the on-line portal in order to meet the on-line portal specifications agreed between the parties in such manner as is capable of accepting Valid Orders in accordance with the volumes anticipated under the Migration Plan; and (ii) to enable BT to comply with schedule 5 Part 2 and Schedule 2 Part 1(C), and BT will develop and deliver against such subsequent specifications * and as soon as reasonably practicable. Portal requirements that fall outside BT’s obligations under this Agreement will be processed through the Change Control Procedure and may be subject to an additional charge.

3.	MIGRATION PROCESS
3.1	The Parties will undertake the following steps in relation to the ordering, testing and acceptance of a Connection:
(A)	Reuters places a Valid Order for a Connection with BT;
(B)	when a Connection is Ready for Service, BT will:
(i)	deliver a RFS Notice; and
*	Text has been redacted for confidentiality

6

(ii)

provide all reasonable network and other technical information and instructions (including, without limitation, those that are required to reconfigure firewalls, routers, DNS servers and other network devices) reasonably required by Reuters to install any software and other equipment required;

(C)	Reuters installs software and other equipment, as required, and carries out acceptance tests with the customer to determine that the relevant connection:
(i)	achieves the Service Category required for that Connection; and
(ii)	is otherwise suitable for each Reuters Customer Service; and
(D)	as a Customer accepts a Reuters Customer Service, Reuters will issue to BT a Service Acceptance Notice for that Reuters Customer Service.
3.2

Without prejudice to the requirement that a Connection is capable of meeting the Service Category for that Connection for the purposes of testing and acceptance in accordance with the migration process, from the date of a Service Acceptance Notice, the Service Levels for each Connection shall be the New Service Levels in accordance with the terms set out in this Amended Agreement.

3.3

BT will give regular management updates to Reuters on the status of each Valid Order until such time as BT provides Reuters with an RFS Notice for that Valid Order. Such updates shall be made available to Reuters electronically on demand and shall be updated by BT at least two times each day.

3.4	On receipt from Reuters of the final Service Acceptance Notice for the final Facility to be migrated, BT will issue a Final Migration Notice to Reuters.
4.	RXN A-End Shifts

RXN A-end Shifts: phase 1

4.1

The parties will implement RXN A-end shifts in accordance with this paragraph and the Migration Plan (and any other processes and timescales that may be agreed between the Parties acting reasonably and in good faith) at BT’s cost, other than where such costs are Reuters’ normal costs under the Migration Plan (for example, contacting the customer).

4.2	Such connections once RXN A-end shifted shall continue to meet the service levels in respect of Existing Services.
4.4

BT will apply the existing “BT Change and Notification” procedures for managing the RXN A-End Shifts. Such procedures are those in place to handle client changes for normal data centre moves. For the purposes of the RXN A-End Shift program these procedures will be reviewed and updated as required and by agreement between the parties acting reasonably. The standard process will involve BT planning weekend changes for blocks of client connections. These planned changes will be notified to Reuters * advance of the change such that clients can be advised * prior to the planned change. The default process is one of notification rather than change management.

*	Text has been redacted for confidentiality

7

4.5	BT will notify Reuters of success or otherwise of each planned change as soon as reasonably practicable.
4.6

It is agreed between the parties that the Maintenance Window defined in Schedule 5 Part 2 for New Services may not apply for RXN A-End Shift migrations as it would unduly constrain the ability of all parties to meet the project migration targets. Current agreed working practices will apply for the purpose of managing RXN A-End Shifts.

RXN A-end Shifts: phase 2 – migration to New Services

4.7

The parties will migrate RXN A-end shifted connections to Connections in accordance with processes and timescales to be agreed acting reasonably and in good faith. Each Party shall bear its own costs for such migrations in line with its obligations under the Migration Plan.

TP060890107

Appendix A

Roll-out Countries

Waves 1 to 4

Version: 1.29 Date: 28-Mar-06			As per original contract		Change Request has been agreed		Change request awaiting agreement		Change to original contract agreed by the parties to reflect 22/2/05

Reuters requirements

Country	Region	Country Waves [per GSSO Plan]	Gold Std	Gold Fast	Gold No	Silver Fast	Silver No	Silver Std	Bronze Std	Bronze +

Albania	EMEA East	*	*	*	*	*	*	*	*	*
Algeria	EMEA East	*	*	*	*	*	*	*	*	*
Andorra	EMEA West	*	*	*	*	*	*	*	*	*
Angola	EMEA East	*	*	*	*	*	*	*	*	*
Arab Emirates	EMEA East	*	*	*	*	*	*	*	*	*
Argentina	RAM	*	*	*	*	*	*	*	*	*
Australia	Asia	*	*	*	*	*	*	*	*	*
Austria	EMEA East	*	*	*	*	*	*	*	*	*
Azerbaijan	EMEA East	*	*	*	*	*	*	*	*	*
Bahamas	RAM	*	*	*	*	*	*	*	*	*
Bahrain	EMEA East	*	*	*	*	*	*	*	*	*
Bangladesh	Asia	*	*	*	*	*	*	*	*	*
Belarus	EMEA East	*	*	*	*	*	*	*	*	*
Belgium	EMEA West	*	*	*	*	*	*	*	*	*
Bermuda	RAM	*	*	*	*	*	*	*	*	*
Bolivia	RAM	*	*	*	*	*	*	*	*	*
Bosnia	EMEA East	*	*	*	*	*	*	*	*	*
Botswana	EMEA East	*	*	*	*	*	*	*	*	*
Brazil	RAM	*	*	*	*	*	*	*	*	*
Brunei	Asia	*	*	*	*	*	*	*	*	*
Bulgaria	EMEA East	*	*	*	*	*	*	*	*	*
Canada	RAM	*	*	*	*	*	*	*	*	*
Cayman Islands	RAM	*	*	*	*	*	*	*	*	*
Chile	RAM	*	*	*	*	*	*	*	*	*
China	Asia	*	*	*	*	*	*	*	*	*
Colombia	RAM	*	*	*	*	*	*	*	*	*
Costa Rica	RAM	*	*	*	*	*	*	*	*	*
Croatia	EMEA East	*	*	*	*	*	*	*	*	*
Cuba	RAM	*	*	*	*	*	*	*	*	*
Cyprus	EMEA East	*	*	*	*	*	*	*	*	*
Czech Republic	EMEA East	*	*	*	*	*	*	*	*	*
Denmark	EMEA East	*	*	*	*	*	*	*	*	*
Ecuador	RAM	*	*	*	*	*	*	*	*	*
Egypt	EMEA East	*	*	*	*	*	*	*	*	*
Estonia	EMEA East	*	*	*	*	*	*	*	*	*
Fiji	Asia	*	*	*	*	*	*	*	*	*
Finland	EMEA East	*	*	*	*	*	*	*	*	*
France	EMEA West	*	*	*	*	*	*	*	*	*
Germany	EMEA East	*	*	*	*	*	*	*	*	*
Ghana	EMEA East	*	*	*	*	*	*	*	*	*
Gibraltar	EMEA West	*	*	*	*	*	*	*	*	*
Greece	EMEA West	*	*	*	*	*	*	*	*	*
Guatemala	RAM	*	*	*	*	*	*	*	*	*
Guernsey	UKI	*	*	*	*	*	*	*	*	*
Hong Kong	Asia	*	*	*	*	*	*	*	*	*
Hungary	EMEA East	*	*	*	*	*	*	*	*	*
Iceland	EMEA East	*	*	*	*	*	*	*	*	*
India	Asia	*	*	*	*	*	*	*	*	*
Indonesia	Asia	*	*	*	*	*	*	*	*	*
Iran	EMEA East	*	*	*	*	*	*	*	*	*
Iraq	EMEA East	*	*	*	*	*	*	*	*	*
Ireland	UKI	*	*	*	*	*	*	*	*	*
Isle of Man	UKI	*	*	*	*	*	*	*	*	*
Israel	EMEA East	*	*	*	*	*	*	*	*	*
Italy	EMEA West	*	*	*	*	*	*	*	*	*
Ivory Coast	EMEA East	*	*	*	*	*	*	*	*	*
Japan	Asia	*	*	*	*	*	*	*	*	*
Jersey	UKI	*	*	*	*	*	*	*	*	*
Jordan	EMEA East	*	*	*	*	*	*	*	*	*
Kazakhstan	EMEA East	*	*	*	*	*	*	*	*	*
Kenya	EMEA East	*	*	*	*	*	*	*	*	*
Korea	Asia	*	*	*	*	*	*	*	*	*
Kuwait	EMEA East	*	*	*	*	*	*	*	*	*
Latvia	EMEA East	*	*	*	*	*	*	*	*	*
Lebanon	EMEA East	*	*	*	*	*	*	*	*	*
Libya	EMEA East	*	*	*	*	*	*	*	*	*
Liechtenstein	EMEA East	*	*	*	*	*	*	*	*	*
Lithuania	EMEA East	*	*	*	*	*	*	*	*	*
Luxembourg	EMEA West	*	*	*	*	*	*	*	*	*
Macau	Asia	*	*	*	*	*	*	*	*	*
Macedonia	EMEA East	*	*	*	*	*	*	*	*	*
Malawi	EMEA East	*	*	*	*	*	*	*	*	*
Malaysia	Asia	*	*	*	*	*	*	*	*	*

Key:
*
*
*

*	Text has been redacted for confidentiality

Version: 1.29 Date: 28-Mar-06			As per original contract		Change Request has been agreed		Change request awaiting agreement		Change to original contract agreed by the parties to reflect 22/2/05

Reuters requirements

Country	Region	Country Waves [per GSSO Plan]	Gold Std	Gold Fast	Gold No	Silver Fast	Silver No	Silver Std	Bronze Std	Bronze +

Malta	EMEA East	*	*	*	*	*	*	*	*	*
Mauritius	EMEA East	*	*	*	*	*	*	*	*	*
Mexico	RAM	*	*	*	*	*	*	*	*	*
Moldova	EMEA East	*	*	*	*	*	*	*	*	*
Monaco	EMEA West	*	*	*	*	*	*	*	*	*
Mongolia	Asia	*	*	*	*	*	*	*	*	*
Morocco	EMEA East	*	*	*	*	*	*	*	*	*
Mozambique	EMEA East	*	*	*	*	*	*	*	*	*
Namibia	EMEA East	*	*	*	*	*	*	*	*	*
Netherlands	EMEA West	*	*	*	*	*	*	*	*	*
Netherlands Antilles	RAM	*	*	*	*	*	*	*	*	*
New Zealand	Asia	*	*	*	*	*	*	*	*	*
Nigeria	EMEA East	*	*	*	*	*	*	*	*	*
Norway	EMEA East	*	*	*	*	*	*	*	*	*
Oman	EMEA East	*	*	*	*	*	*	*	*	*
Pakistan	Asia	*	*	*	*	*	*	*	*	*
Panama	RAM	*	*	*	*	*	*	*	*	*
Papua New Guinea	Asia	*	*	*	*	*	*	*	*	*
Paraguay	RAM	*	*	*	*	*	*	*	*	*
Peru	RAM	*	*	*	*	*	*	*	*	*
Philippines	Asia	*	*	*	*	*	*	*	*	*
Poland	EMEA East	*	*	*	*	*	*	*	*	*
Portugal	EMEA West	*	*	*	*	*	*	*	*	*
Puerto Rico	RAM	*	*	*	*	*	*	*	*	*
Qatar	EMEA East	*	*	*	*	*	*	*	*	*
Romania	EMEA East	*	*	*	*	*	*	*	*	*
Russian Federation	EMEA East	*	*	*	*	*	*	*	*	*
Saudi Arabia	EMEA East	*	*	*	*	*	*	*	*	*
Senegal	EMEA East	*	*	*	*	*	*	*	*	*
Serbia	EMEA East	*	*	*	*	*	*	*	*	*
Singapore	Asia	*	*	*	*	*	*	*	*	*
Slovakia	EMEA East	*	*	*	*	*	*	*	*	*
Slovenia	EMEA East	*	*	*	*	*	*	*	*	*
South Africa	EMEA East	*	*	*	*	*	*	*	*	*
Spain	EMEA West	*	*	*	*	*	*	*	*	*
Sri Lanka	Asia	*	*	*	*	*	*	*	*	*
Swaziland	EMEA East	*	*	*	*	*	*	*	*	*
Sweden	EMEA East	*	*	*	*	*	*	*	*	*
Switzerland	EMEA East	*	*	*	*	*	*	*	*	*
Syria	EMEA East	*	*	*	*	*	*	*	*	*
Taiwan	Asia	*	*	*	*	*	*	*	*	*
Tanzania	EMEA East	*	*	*	*	*	*	*	*	*
Thailand	Asia	*	*	*	*	*	*	*	*	*
Tunisia	EMEA East	*	*	*	*	*	*	*	*	*
Turkey	EMEA East	*	*	*	*	*	*	*	*	*
Turkmenistan	EMEA East	*	*	*	*	*	*	*	*	*
Uganda	EMEA East	*	*	*	*	*	*	*	*	*
Ukraine	EMEA East	*	*	*	*	*	*	*	*	*
United Kingdom	UKI	*	*	*	*	*	*	*	*	*
United States	RAM	*	*	*	*	*	*	*	*	*
Uruguay	RAM	*	*	*	*	*	*	*	*	*
US and British Virgin Islands	RAM	*	*	*	*	*	*	*	*	*
Uzbekistan	EMEA East	*	*	*	*	*	*	*	*	*
Venezuela	RAM	*	*	*	*	*	*	*	*	*
VietNam	Asia	*	*	*	*	*	*	*	*	*
Yemen	EMEA East	*	*	*	*	*	*	*	*	*
Zambia	EMEA East	*	*	*	*	*	*	*	*	*
Zimbabwe	EMEA East	*	*	*	*	*	*	*	*	*

Key:
*
*
*

*	Text has been redacted for confidentiality

Appendix B

VPNs for Phase 1 On-ramps and associated Acceptance Criteria

Version Control

*

Date	Version	Update Sent By	Affected Req. Number	Summary of Change
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	Text has been redacted for confidentiality

Ready for Service (RFS) -

Definitions and Expectations for BT and Reuters for the delivery of MPLS On-Ramps

Purpose of this document:

In order for both Reuters and BT to manage what is expected from each other for delivery of a new production MPLS “on-ramp” for a main technical centre, this document aims to provide a common definition of Ready for service (RFS). RFS defines the deliverables that are expected to be completed by both parties in order for Reuters to be able to use an on-ramp supplied by BT for production systems.

Deliverables required for an on-ramp to be considered RFS:

Item	Timing	Owner	Description	Deliverables
	*	*	*	*
*	*	*	*	*
*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	Text has been redacted for confidentiality

Item	Timing	Owner	Description	Deliverables

*	*	*	*	*
*	*	*	*	*

*	*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	Text has been redacted for confidentiality

*

*	Text has been redacted for confidentiality

Appendix C

Part A

BT Portal

Cycle 1 Agreed Requirements

Cycle 1 agreed requirements are set out in the spreadsheet overleaf. Any changes to this document will be managed between the Reuters and BT P&S Workstreams under workstream change control. Reuters will hold the master copy of requirements spreadsheet.

Unique ID	Req ID	Process Area	Requirement Description	Delivery Cycle	Delivery Capabilities	Reuters Owner	Business Requestor	Source Document	Assumed Supplier of Solution	Business Impact H/M/L	Dependency on Critical Items	Dependency on a Reuters System Change	Design % Completed	Solution % Completed	Bugs/ Gaps	Change Requests	Comments	Document Name	Approved By
1	HH014	Service Delivery	*	*	*	*			*
2	HH021	Service Delivery	*	*	*	*			*
3	HH054	Service Delivery	*	*	*	*			*
4	WS160	Service Delivery	*	*	*	*		*	*	*	*		*	*	*		*
5	HH035	Service Delivery	*	*	*	*			*
6	HH025 (ws197)	Service Delivery	*	*	*	*			*
7	HH028	Service Delivery	*	*	*	*			*
8	HH029 (ws197)	Service Delivery	*	*	*	*			*
9	HH030	Service Delivery	*	*	*	*			*
10	HH031 (ws197)	Service Delivery	*	*	*	*			*
11	HH033	Service Delivery	*	*	*	*			*
12	HH036	Service Delivery	*	*	*	*			*
13	HH037	Service Delivery	*	*	*	*			*
14	HH038 (ws197)	Service Delivery	*	*	*	*			*
15	HH039 (ws197)	Service Delivery	*	*	*	*			*
16	HH040	Service Delivery	*	*	*	*			*
17	HH048 (ws197)	Service Delivery	*	*	*	*			*
18	HH049 (ws197)	Service Delivery	*	*	*	*			*
19	HH050	Service Delivery	*	*	*	*			*
20	HH053	Service Delivery	*	*	*	*			*
21	HH081	Service Delivery	*	*	*	*			*
22	WS161	Service Delivery	*	*	*	*		*	*	*	*
23	WS162	Service Delivery	*	*	*	*		*	*	*	*
24	HH003	Service Delivery	*	*	*	*			*				*	*			*
25	HH004	Service Delivery	*	*	*	*			*				*	*			*
26	HH006	Service Delivery	*	*	*	*			*				*	*			*
27	HH007	Service Delivery	*	*	*	*			*
28	HH008	Service Delivery	*	*	*	*			*				*	*			*
29	HH009	Service Delivery	*	*	*	*			*
30	HH012	Service Delivery	*	*	*	*			*
31	HH016	Service Delivery	*	*	*	*			*				*	*			*
32	HH017	Service Delivery	*	*	*	*			*				*	*			*
33	HH022	Service Delivery	*	*	*	*			*
34	HH027	Service Delivery	*	*	*	*			*
35	HH107	Service Delivery	*	*	*	*			*
36	HH108	Service Delivery	*	*	*	*			*
*	Text has been redacted for confidentiality

37	HH109	Service Delivery	*	*	*	*			*
38	HH110	Service Delivery	*	*	*	*			*
39	HH111	Service Delivery	*	*	*	*			*
40	HH112	Service Delivery	*	*	*	*			*
41	HH113	Service Delivery	*	*	*	*			*
42	HH115	Service Delivery	*	*	*	*			*
43	HH116	Service Delivery	*	*	*	*			*
44	NR003	Service Delivery	*	*	*	*			*
45	NR004	Service Delivery	*	*	*	*		*	*	*
46	NR005	Service Delivery	*	*	*	*		*	*	*
47	NR006	Service Delivery	*	*	*	*		*	*	*
48	NR007	Service Delivery	*	*	*	*		*	*	*
49	NR008	Service Delivery	*	*	*	*		*	*	*
50	NR009	Service Delivery	*	*	*	*		*	*	*
51	NR010	Service Delivery	*	*	*	*		*	*	*
52	NR011	Service Delivery	*	*	*	*		*	*	*
53	NR012	Service Delivery	*	*	*	*		*	*	*
54	WS112	Service Delivery	*	*	*	*		*	*	*	*
55	WS128	Service Delivery	*	*	*	*		*	*	*	*
56	WS246	Service Delivery	*	*	*	*	*	*	*	*	*
57	HH034	Service Delivery	*	*	*	*			*				*	*	*	*
58	HH043	Service Delivery	*	*	*	*			*
59	WS159A	Service Delivery	*	*	*	*		*	*	*	*
60	WS080	Service Assurance	*	*	*	*		*	*	*	*	*
*	Text has been redacted for confidentiality

61	WS104	Service Assurance	*	*	*	*		*	*	*	*		*	*	*	*	*
62	WS105	Service Assurance	*	*	*	*		*	*	*	*		*	*	*	*	*
63	WS139	Service Assurance	*	*	*	*		*	*	*	*		*	*	*	*	*
64	WS140	Service Assurance	*	*	*	*		*	*	*	*		*	*	*	*	*
65	WS064A	Service Assurance	*	*	*	*			*
66	WS067A	Service Assurance	*	*	*	*		*	*	*	*
67	WS072A	Service Assurance	*	*	*	*		*	*	*	*
68	WS096	Service Assurance	*	*	*	*	*	*	*	*	*	*	*	*	*		*
69	WS098	Service Assurance	*	*	*	*	*	*	*	*	*	*	*	*	*		*
70	WS106B	Service Assurance	*	*	*	*	*	*	*	*	*		*	*			*
71	WS107	Service Assurance	*	*	*	*		*	*	*	*		*	*	*		*
72	WS219	Service Assurance	*	*	*	*	*	*	*	*	*
73	WS240	Service Assurance	*	*	*	*	*	*	*	*	*		*	*			*
74	WS241	Service Assurance	*	*	*	*	*	*	*	*	*		*	*			*
75	WS250	Service Assurance	*	*	*	*	*	*	*	*	*		*	*			*
76	NR001	Service Assurance	*	*	*	*		*	*	*	*		*	*	*	*	*
77	WS077	Service Assurance	*	*	*	*		*	*	*	*	*
78	WS079	Service Assurance	*	*	*	*		*	*	*	*	*
79	WS103	Service Assurance	*	*	*	*		*	*	*	*		*	*	*	*	*
80	WS106	Service Assurance	*	*	*	*		*	*	*	*	*	*	*	*	*	*
*	Text has been redacted for confidentiality

81	WS106A	Service Assurance	*	*	*	*	*	*	*	*	*		*	*	*	*	*
82	WS109	Service Assurance	*	*	*	*		*	*	*	*		*	*	*	*	*
83	WS220	Service Assurance	*	*	*	*	*	*	*	*	*
84	WS248	Service Assurance	*	*	*	*	*	*	*	*	*		*	*	*	*	*
85	WS249	Service Assurance	*	*	*	*	*	*	*	*	*		*	*	*	*	*
86	WS251	Service Assurance	*	*	*	*	*	*	*	*	*		*	*	*	*	*
87	HH114	Service Assurance	*	*	*	*			*
88	HH130	Service Assurance	*	*	*	*			*
89	HH120	Reporting	*	*	*	*			*
90	HH121	Reporting	*	*	*	*			*
91	HH124	Reporting	*	*	*	*			*
92	WS008	Reporting	*	*	*	*	*	*	*	*		*
93	WS025	Reporting	*	*	*	*	*	*	*	*
94	WS026	Reporting	*	*	*	*	*	*	*	*
95	WS027	Reporting	*	*	*	*	*	*	*	*
96	WS029	Reporting	*	*	*	*	*	*	*	*
97	WS037C	Reporting	*	*	*	*	*	*	*	*
98	WS039	Reporting	*	*	*	*	*	*	*	*
99	WS057	Reporting	*	*	*	*		*	*	*
100	WS058	Reporting	*	*	*	*		*	*	*	*
101	WS060	Reporting	*	*	*	*		*	*	*	*
102	WS061	Reporting	*	*	*	*		*	*	*	*
103	WS063	Reporting	*	*	*	*		*	*	*	*
104	WS068	Reporting	*	*	*	*		*	*	*	*
106	WS070	Reporting	*	*	*	*		*	*	*	*
*	Text has been redacted for confidentiality

107	WS143	Reporting	*	*	*	*		*	*	*	*
108	WS198	Reporting	*	*	*	*	*	*	*	*	*
109	WS202	Reporting	*	*	*	*	*	*	*	*	*
110	WS224	Reporting	*	*	*	*	*	*	*	*	*
111	WS252	Reporting	*	*	*	*	*	*	*	*	*
112	HH102	Reporting	*	*	*	*			*
113	HH105	Reporting	*	*	*	*			*
114	WS043	Reporting	*	*	*	*	*	*	*	*
115	WS074	Reporting	*	*	*	*		*	*	*	*	*
116	WS075	Reporting	*	*	*	*		*	*	*	*	*
117	WS166	Reporting	*	*	*	*	*	*	*	*
118	WS169	Reporting	*	*	*	*	*	*	*	*
119	WS170	Reporting	*	*	*	*	*	*	*	*
120	WS171	Reporting	*	*	*	*	*	*	*	*
121	WS174	Reporting	*	*	*	*	*	*	*	*
122	WS175	Reporting	*	*	*	*	*	*	*	*
123	WS176	Reporting	*	*	*	*	*	*	*	*
124	WS177	Reporting	*	*	*	*	*	*	*	*
125	WS178A	Reporting	*	*	*	*	*	*	*	*
126	WS181	Reporting	*	*	*	*	*	*	*	*
127	WS183	Reporting	*	*	*	*	*	*	*	*
128	WS185	Reporting	*	*	*	*	*	*	*	*
129	WS089	Inventory	*	*	*	*		*	*	*	*	*
130	WS090	Inventory	*	*	*	*		*	*	*	*	*
131	WS093	Inventory	*	*	*	*		*	*	*		*
*	Text has been redacted for confidentiality

132	WS094	Inventory	*	*	*	*		*	*	*		*
133	WS076	Inventory	*	*	*	*		*	*	*	*	*
134	WS078	Inventory	*	*	*	*		*	*	*		*
135	WS081	Inventory	*	*	*	*		*	*	*		*
136	WS082	Inventory	*	*	*	*		*	*	*		*
137	WS106C	Inventory	*	*	*	*	*	*	*	*	*		*	*	*	*	*
138	WS118	Inventory	*	*	*	*		*	*	*	*	*
139	WS126	Inventory	*	*	*	*		*	*	*	*
140	WS134	Inventory	*	*	*	*		*	*	*	*
141	WS145	Inventory	*	*	*	*	*	*	*	*
142	WS146	Inventory	*	*	*	*	*	*	*	*	*
143	WS149	Inventory	*	*	*	*	*	*	*	*	*
144	WS153A	Inventory	*	*	*	*	*	*	*	*	*
145	WS154	Inventory	*	*	*	*	*	*	*	*	*
146	WS155	Inventory	*	*	*	*	*	*	*	*
147	WS156	Inventory	*	*	*	*	*	*	*	*	*
148	WS157	Inventory	*	*	*	*	*	*	*	*	*
149	WS159	Inventory	*	*	*	*		*	*	*	*
150	WS164	Inventory	*	*	*	*		*	*	*	*	*	*				*
*	Text has been redacted for confidentiality

151	WS192	Inventory	*	*	*	*	*	*	*	*	*
152	NR002	Inventory	*	*	*	*			*
153	WS083	Inventory	*	*	*	*		*	*	*		*
154	WS084	Inventory	*	*	*	*		*	*	*		*
155	WS085	Inventory	*	*	*	*		*	*	*		*
156	WS091	Inventory	*	*	*	*		*	*	*		*
157	WS226	Inventory	*	*	*	*	*	*	*	*	*
158	WS158	Inventory	*	*	*	*		*	*	*
*	Text has been redacted for confidentiality

Unique ID	Req ID	Process Area	Requirement Description	Delivery Cycle	Delivery Capabilities	Reuters Owner	Business Requestor	Source Document	Assumed Supplier of Solution	Business Impact H/M/L	Dependency on Critical Items	Dependency on a Reuters System Change	Design % Completed	Solution % Completed	Bugs/ Gaps	Change Requests	Comments	Document Name	Approved By
	HH002		*
	HH005		*
	HH011	Service Delivery	*		*	*			*
	HH015		*
	HH018		*
	HH019		*
	HH020		*
	HH023		*
	HH024		*
	HH026		*
	HH032 (ws197)		*
	HH041		*
	HH042		*
	HH044		*
	HH045 (ws197)		*
	HH046		*
	HH047		*
	HH051 (ws197)		*
	HH052 (ws197)		*
	HH055		*
	HH056		*
	HH080		*
	HH100		*
	HH101		*
	HH103		*
	HH104		*
	HH105		*
	HH106		*
	HH122		*
	HH123		*
	HH140		*
*	Text has been redacted for confidentiality

HH141	Service Delivery	*	*	*			*
HHxxx		*
WS001		*			*	*	*	*	*
WS002		*			*	*	*	*	*
WS003		*			*	*	*	*	*
WS004		*			*	*	*	*	*
WS005		*			*	*	*	*	*
WS006		*			*	*	*	*	*
WS007		*			*	*	*	*	*
WS009		*			*	*	*	*	*
WS010		*			*	*	*	*	*
WS011		*			*	*	*	*	*
WS012		*			*	*	*	*	*
WS013		*			*	*	*	*	*
WS014		*			*	*	*	*	*
WS015		*			*	*	*	*	*
WS016		*			*	*	*	*	*
WS017		*			*	*	*	*	*
WS018	Reporting	*	*	*	*	*	*	*	*
WS019		*			*	*	*	*	*
WS020		*			*	*	*	*	*
WS021		*			*	*	*	*	*
WS022		*			*	*	*	*	*
*	Text has been redacted for confidentiality

WS023		*			*	*	*	*	*
WS024		*			*	*	*	*	*
WS024A		*			*	*	*	*	*
WS024B		*			*	*	*	*	*
WS028		*			*	*	*	*
WS030	Reporting	*	*	*	*	*	*	*
WS031		*			*	*	*	*
WS032		*			*	*	*	*
WS033		*			*	*	*	*
WS034		*			*	*	*	*
WS035		*			*	*	*	*
WS036		*			*	*	*	*
WS037		*			*	*	*	*
WS037B		*			*	*	*	*
WS038		*			*	*	*	*
WS040		*			*	*	*	*
WS041		*			*	*	*	*
WS042		*			*	*	*	*
WS044		*			*	*	*	*
WS045		*			*	*	*	*
WS046		*			*	*	*	*
*	Text has been redacted for confidentiality

WS047		*			*	*	*	*
WS048	Reporting	*	*	*	*	*	*	*
WS049		*			*	*	*	*
WS050		*			*	*	*	*	*
WS050A		*			*	*	*	*
WS051		*			*	*	*	*		*
WS051A		*			*	*	*	*		*
WS052		*			*	*	*	*		*
WS052A		*			*	*	*	*		*
WS052B		*			*	*	*	*		*
WS053		*			*	*	*	*		*
WS054		*			*	*	*	*		*
WS054A		*			*	*	*	*		*
WS055		*			*	*	*	*		*
WS056		*			*	*	*	*		*
WS059		*				*	*	*	*
WS062	Reporting	*	*	*		*	*	*	*
WS064		*				*	*	*	*
*	Text has been redacted for confidentiality

WS065	*		*	*	*	*
WS066	*		*	*	*	*
WS067	*		*	*	*	*
WS071	*		*	*	*	*
WS072	*		*	*	*	*
WS073	*		*	*	*	*
WS080A	*		*	*	*	*	*
WS086	*		*	*	*		*
WS087	*		*	*	*		*
WS088	*		*	*	*		*
WS092	*		*	*	*		*
WS095	*		*	*	*		*
WS097	*	*	*	*	*	*	*
WS101	*	*	*	*	*	*
WS102	*	*	*	*	*	*	*
WS104A	*	*	*	*	*		*
WS104B	*	*	*	*	*		*
WS106D	*	*	*	*	*	*	*
WS110	*		*	*	*
WS113	*		*	*	*	*
WS114	*	*	*	*	*	*	*
WS114A	*	*	*	*	*	*	*
WS116	*		*	*	*	*	*
WS124	*	*	*	*	*
WS125	*		*	*	*	*
WS142	*		*		*	*
WS144	*		*		*	*
*	Text has been redacted for confidentiality

WS147	*	*	*	*	*	*
WS148	*	*	*	*	*	*
WS151	*	*	*	*	*	*
WS152	*	*	*	*	*	*
WS153	*	*	*	*	*	*
WS163	*		*	*	*	*
WS165	*	*	*	*	*
WS165A	*		*	*	*	*	*
WS167	*	*	*	*	*
WS168	*	*	*	*	*
WS172	*	*	*	*	*
WS173	*	*	*	*	*
WS178	*	*	*	*	*
WS179	*	*	*	*	*
WS180	*	*	*	*	*
WS182	*	*	*	*	*
WS184	*	*	*	*	*
WS186	*	*	*	*	*
WS187	*	*	*	*	*
WS188	*	*	*	*	*
*	Text has been redacted for confidentiality

WS189	*		*	*	*
WS190	*		*	*	*
WS191	*	*	*	*	*
WS192A	*	*	*	*	*	*
WS193	*	*	*	*	*	*
WS194	*		*	*	*	*	*
WS195	*	*		*	*	*
WS196	*	*		*	*	*
WS197	*			*	*	*
WS199	*	*	*		*	*
WS200	*	*	*		*	*
WS201	*	*	*		*	*
WS203	*	*	*		*	*
WS204	*	*	*		*	*
WS205	*	*	*		*	*
*	Text has been redacted for confidentiality

	WS206		*			*	*		*	*
	WS214		*			*	*		*	*
	WS218		*			*	*		*	*
	WS221		*			*	*		*	*
	WS222		*			*	*		*	*
	WS225		*			*	*	*	*	*
	WS227		*			*	*		*	*
	WS228		*			*	*	*	*	*
	WS229		*			*	*	*	*	*
	WS230		*			*	*	*	*	*
	WS235		*			*	*	*	*	*
	WS238		*			*	*	*	*	*
	WS239		*			*	*	*		*
	WS242		*			*	*	*	*	*
	WS246		*			*	*	*	*	*
105	WS069	Reporting	*	*	*		*	*	*	*
*	Text has been redacted for confidentiality

Unique ID	Req ID	Process Area	Requirement Description	Delivery Cycle	Delivery Capabilities	Reuters Owner	Business Requestor	Source Document	Assumed Supplier of Solution	Business Impact H/M/L	Dependency on Critical Items	Dependency on a Reuters System Change	Design % Completed	Solution % Completed	Bugs/Gaps	Change Requests	Comments	Document Name	Approved By
009	WS092	*	*	*	*	*		*	*	*		*
*	Text has been redacted for confidentiality

Reference	Updated Requirement Description	Source Document	Business Requestor	Assumed Supplier of Solution	Business Impact [high/medium/low]**	Dependency On Critial Items	Dependency on a Reuters Systems Change	In Scope Cycle 1	Cycle 1 Tactical	Cycle 2	Cycle 3	Deferred	Withdrawn (not BT deliverable)	Check 1	Reuters Require't	SA (Martin)	Inventory (Liz)	Reporting (Rachael)	Orders (Dave)	Check 2	Check	Reference	version control	v5
HH002	*									*				*					*	*		*	*	*
HH005	*											*		*					*	*		*	*	*
HH015	*												*	*					*	*		*	*	*
HH018	*									*				*					*	*		*		*
HH019	*									*				*					*	*		*	*	*
HH020	*									*				*					*	*		*		*
HH023	*									*				*					*	*		*		*
HH024	*											*		*					*	*		*		*
HH026	*												*	*					*	*		*	*	*
HH032 (ws197)	*									*				*					*	*		*	*	*
HH041	*									*				*					*	*		*		*
HH042	*									*				*					*	*		*		*
HH044	*												*	*					*	*		*	*	*
HH046	*												*	*					*	*		*	*	*
HH047	*											*		*					*	*		*		*
HH051 (ws197)	*												*	*					*	*		*	*	*
HH052 (ws197)	*												*	*					*	*		*	*	*
HH055	*									*				*					*	*		*		*
HH056	*											*		*					*	*		*		*
HH080	*											*		*					*	*		*	*	*
WS110	*	*		*	*								*	*					*	*	*	*	*	*
WS124	*	*	*	*	*								*	*					*	*	*	*		*
WS163	*	*		*	*	*						*		*					*	*	*	*		*
WS165A	*	*		*	*	*	*				*			*					*	*	*	*		*
WS193	*	*	*	*	*	*						*		*					*	*	*	*		*
WS195	*		*	*	*	*				*				*					*	*	*	*		*
WS196	*		*	*	*	*						*		*					*	*	*	*		*
*	Text has been redacted for confidentiality

Reference	Updated Requirement Description	Source Document	Business Requestor	Assumed Supplier of Solution	Business Impact [high/medium/low]**	Dependency On Critial Items	Dependency on a Reuters Systems Change	In Scope Cycle 1	Cycle 1 Tactical	Cycle 2	Cycle 3	Deferred	Withdrawn (not BT deliverable)	Check 1	Reuters Require't	SA (Martin)	Inventory (Liz)	Reporting (Rachael)	Orders (Dave)	Check 2	Check	Reference	version control	v5
WS197	*			*	*	*							*	*					*	*	*	*		*
xWS150	*	*	*	*	*								*	*				*		*	*	*		*
								*	*	*	*	*	*		*	*	*	*	*	*	*
													*						*
								*	*	*	*	*	*	*	*	*	*	*	*
*	Text has been redacted for confidentiality

Appendix C

Part B

BT Portal

Cycle 2 Agreed Requirements

Cycle 2 agreed requirements are set out in the spreadsheet overleaf. Any changes to this document will be managed between the Reuters and BT P&S Workstreams under workstream change control. Reuters will hold the master copy of requirements spreadsheet.

Version Control

*

Date	Version	Update Sent By	Affected Req. Number	Summary of Change
*	*	*		*
*	*	*		*
*	*	*		*
*	*	*		*
*	*	*		*
*	*	*		*
*	*	*		*
*	*	*		*
*	*	*		*
*	*	*		*
*	*	*		*
*	Text has been redacted for confidentiality

Redacted Appendix C Part B of Schedule 4 (20.02.07)

Unique ID	Req ID	Process Area	Theme	Requirement Description	Delivery Cycle	Delivery Capabilities	Reuters Owner	Business Requestor	Source Document	Assumed Supplier of Solution	Business Impact High/Medium/ Low	Dependency on Critical Items	Dependency on a Reuters System Change

*	*	*	*	*	*		*	*	*	*	*
*	*	*	*	*	*		*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*		*	*	*	*	*
*	*	*	*	*	*	*	*	*	*	*	*
*	*	*	*	*	*		*	*	*	*	*
*	*	*	*	*	*		*			*	*
*	*	*	*	*	*		*			*	*
*	Text has been redacted for confidentiality
Reuters Confidential	Page 1 of 117

Redacted Appendix C Part B of Schedule 4 (20.02.07)

Unique ID	Req ID	Process Area	Theme	Requirement Description	Delivery Cycle	Delivery Capabilities	Reuters Owner	Business Requestor	Source Document	Assumed Supplier of Solution	Business Impact High/Medium/ Low	Dependency on Critical Items	Dependency on a Reuters System Change

*	*	*	*	*	*		*			*	*
*	*	*	*	*	*		*	*	*	*	*
*	*	*	*	*	*		*	*	*	*	*
*	*	*	*	*	*		*	*	*	*	*
*	*	*	*	*	*		*	*	*	*	*
131	2H010	*	*	*	*		*	*	*	*	*
132	2H011	*	*	*	*		*	*	*	*	*
225	2H022	*	*	*	*		*		*	*	*
*	Text has been redacted for confidentiality
Reuters Confidential	Page 2 of 117

Redacted Appendix C Part B of Schedule 4 (20.02.07)

Unique ID	Req ID	Process Area	Theme	Requirement Description	Delivery Cycle	Delivery Capabilities	Reuters Owner	Business Requestor	Source Document	Assumed Supplier of Solution	Business Impact High/Medium/ Low	Dependency on Critical Items	Dependency on a Reuters System Change

220	HH011	*	*	*	*		*			*	*
215	HH023	*	*	*	*		*			*	*
216	HH024	*	*	*	*		*			*	*
217	HH032 (ws197)	*	*	*	*		*			*	*
203	HH080	*	*	*	*		*			*	*
104	HH122	*	*	*	*		*	*		*	*
120	HHxxx	*	*	*	*		*		*	*	*
235	MS003	*	*	*	*		*	*	*	*	*
*	Text has been redacted for confidentiality
Reuters Confidential	Page 3 of 117

Redacted Appendix C Part B of Schedule 4 (20.02.07)

Unique ID	Req ID	Process Area	Theme	Requirement Description	Delivery Cycle	Delivery Capabilities	Reuters Owner	Business Requestor	Source Document	Assumed Supplier of Solution	Business Impact High/Medium/ Low	Dependency on Critical Items	Dependency on a Reuters System Change

193	RTEF01	*	*	*	*	*	*			*	*
194	RTEF02	*	*	*	*	*	*			*	*
110	WS037B	*	*	*	*	*	*	*	*	*	*
89	WS038	*	*	*	*	*	*	*	*	*	*
91	WS040	*	*	*	*	*	*	*	*	*	*
*	Text has been redacted for confidentiality

Reuters Confidential	Page 4 of 17

Redacted Appendix C Part B of Schedule 4 (20.02.07)

Unique ID	Req ID	Process Area	Theme	Requirement Description	Delivery Cycle	Delivery Capabilities	Reuters Owner	Business Requestor	Source Document	Assumed Supplier of Solution	Business Impact High/Medium/ Low	Dependency on Critical Items	Dependency on a Reuters System Change

24	WS059	*	*	*	*	*	*	*	*	*	*	*
200	WS064	*	*	*	*	*	*		*	*	*	*
107	WS065	*	*	*	*	*	*	*	*	*	*	*
201	WS067	*	*	*	*	*	*		*	*	*	*
224	WS069	*	*	*	*	*	*		*	*	*	*	*
109	WS071	*	*	*	*	*	*	*	*	*	*	*
202	WS072	*	*	*	*	*	*		*	*	*	*
*	Text has been redacted for confidentiality

Reuters Confidential	Page 5 of 17

Redacted Appendix C Part B of Schedule 4 (20.02.07)

Unique ID	Req ID	Process Area	Theme	Requirement Description	Delivery Cycle	Delivery Capabilities	Reuters Owner	Business Requestor	Source Document	Assumed Supplier of Solution	Business Impact High/Medium/ Low	Dependency on Critical Items	Dependency on a Reuters System Change

204	WS163	*	*	*	*		*	*	*	*	*	*
60	WS165	*	*	*	*		*	*	*	*	*
61	WS178	*	*	*	*		*	*	*	*	*
62	WS182	*	*	*	*		*	*	*	*	*
63	WS186	*	*	*	*		*	*	*	*	*
*	Text has been redacted for confidentiality

Reuters Confidential	Page 6 of 17

Redacted Appendix C Part B of Schedule 4 (20.02.07)

Unique ID	Req ID	Process Area	Theme	Requirement Description	Delivery Cycle	Delivery Capabilities	Reuters Owner	Business Requestor	Source Document	Assumed Supplier of Solution	Business Impact High/Medium/ Low	Dependency on Critical Items	Dependency on a Reuters System Change

64	WS187	*	*	*	*		*	*	*	*	*
123	WS188	*	*	*	*		*	*	*	*	*
124	WS189	*	*	*	*		*		*	*	*
19	WS192A	*	*	*	*	*	*	*	*	*	*	*
*	Text has been redacted for confidentiality

Reuters Confidential	Page 7 of 17

Redacted Appendix C Part B of Schedule 4 (20.02.07)

Unique ID	Req ID	Process Area	Theme	Requirement Description	Delivery Cycle	Delivery Capabilities	Reuters Owner	Business Requestor	Source Document	Assumed Supplier of Solution	Business Impact High/Medium/ Low	Dependency on Critical Items	Dependency on a Reuters System Change

205	WS195	*	*	*	*		*	*		*	*	*
125	WS246	*	*	*	*		*	*	*	*	*	*
99	WS255	*	*	*	*	*	*	*	*	*	*
103	WS261	*	*	*	*	*	*	*	*	*	*
227	WS262	*	*	*	*	*	*	*	*	*	*
230	WS266	*	*	*	*	*	*	*	*	*
	MS006	*	*	*	*		*	*		*	*
*	Text has been redacted for confidentiality

Reuters Confidential	Page 8 of 17

Redacted Appendix C Part B of Schedule 4 (20.02.07)

Unique ID	Req ID	Process Area	Theme	Requirement Description	Delivery Cycle	Delivery Capabilities	Reuters Owner	Business Requestor	Source Document	Assumed Supplier of Solution	Business Impact High/Medium/ Low	Dependency on Critical Items	Dependency on a Reuters System Change

218	HH041	*	*	*	*		*			*	*
232	WS268	*	*	*	*	*	*	*	*	*	*
88	WS030	*	*	*	*	*	*	*	*	*	*
	2H024	*		*	*		*			*
	2H025	*		*	*		*			*
CR54
*	Text has been redacted for confidentiality

Reuters Confidential	Page 9 of 17

Redacted Appendix C Part B of Schedule 4 (20.02.07)

In Scope = Y / Potential Out of Scope = N / Reuters = R / Not in Hot House = nHH Not in Contract Scope & In Delivery Scope = YN	Confirmed with BT F = Funded Y = In Scope N = Not in Scope D = Deferred C1 = Delivered in Cycle 1 W = Withdrawn/Reuters Deliverable Retired = Retired	BT Observation/ comment	BT/Reuters Review 4Jan	Original BT Requirements Team Notes	Original BT Complexity H/M/L	Reuters Solution Architect Req Y/N	Benefit Description	Benefit Value (£)

*	*
*	*			*
*	*			*		*	*
*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*
*	*	*		*
*	*	*		*
*	Text has been redacted for confidentiality

Reuters Confidential	Page 11 of 17

Redacted Appendix C Part B of Schedule 4 (20.02.07)

In Scope = Y / Potential Out of Scope = N / Reuters = R / Not in Hot House = nHH Not in Contract Scope & In Delivery Scope = YN	Confirmed with BT F = Funded Y = In Scope N = Not in Scope D = Deferred C1 = Delivered in Cycle 1 W = Withdrawn/Reuters Deliverable Retired = Retired	BT Observation/ comment	BT/Reuters Review 4Jan	Original BT Requirements Team Notes	Original BT Complexity H/M/L	Reuters Solution Architect Req Y/N	Benefit Description	Benefit Value (£)

*	*	*		*
*	*			*
*	*
*	*			*
*	*			*
*	*
*	*					*
*	Text has been redacted for confidentiality

Reuters Confidential	Page 12 of 17

Redacted Appendix C Part B of Schedule 4 (20.02.07)

In Scope = Y / Potentia l Out of Scope = N / Reuters = R / Not in Hot House = nHH Not in Contract Scope & In Delivery Scope = YN	Confirmed with BT F = Funded Y = In Scope N = Not in Scope D = Deferred C1 = Delivered in Cycle 1 W = Withdrawn/Reuters Deliverable Retired = Retired	BT Observation/ comment	BT/Reuters Review 4Jan	Original BT Requirements Team Notes	Original BT Complexity H/M/L	Reuters Solution Architect Req Y/N	Benefit Description	Benefit Value (£)

*	*			*	*
*	*			*
*	*	*		*	*
*	*						*	*.
*	*				*
*	*	*	*	*	*	*
*	*	*	*	*	*
*	*					*
*	Text has been redacted for confidentiality

Reuters Confidential	Page 13 of 17

Redacted Appendix C Part B of Schedule 4 (20.02.07)

In Scope = Y / Potential Out of Scope = N / Reuters = R / Not in Hot House = nHH Not in Contract Scope & In Delivery Scope = YN	Confirmed with BT F = Funded Y = In Scope N = Not in Scope D = Deferred C1 = Delivered in Cycle 1 W = Withdrawn/Reuters Deliverable Retired = Retired	BT Observation/ comment	BT/Reuters Review 4Jan	Original BT Requirements Team Notes	Original BT Complexity H/M/L	Reuters Solution Architect Req Y/N	Benefit Description	Benefit Value (£)

*	*	*	*	*	*		*	*
*	*			*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*

Reuters Confidential

*	Text has been redacted for confidentiality

Redacted Appendix C Part B of Schedule 4 (20.02.07)

In Scope = Y / Potential Out of Scope = N / Reuters = R / Not in Hot House = nHH Not in Contract Scope & In Delivery Scope = YN	Confirmed with BT F = Funded Y = In Scope N = Not in Scope D = Deferred C1 = Delivered in Cycle 1 W = Withdrawn/Reuters Deliverable Retired = Retired	BT Observation/ comment	BT/Reuters Review 4Jan	Original BT Requirements Team Notes	Original BT Complexity H/M/L	Reuters Solution Architect Req Y/N	Benefit Description	Benefit Value (£)

*	*			*		*	*	*
*	*	*	*	*		*
*	*	*	*	*		*
*	*			*		*
*	*		*	*		*
*	*	*	*	*		*
*	*	*	*	*		*
*	Text has been redacted for confidentiality

Reuters Confidential

Redacted Appendix C Part B of Schedule 4 (20.02.07)

In Scope = Y / Potential Out of Scope = N / Reuters = R / Not in Hot House = nHH Not in Contract Scope & In Delivery Scope = YN	Confirmed with BT F = Funded Y = In Scope N = Not in Scope D = Deferred C1 = Delivered in Cycle 1 W = Withdrawn/Reuters Deliverable Retired = Retired	BT Observation/ comment	BT/Reuters Review 4Jan	Original BT Requirements Team Notes	Original BT Complexity H/M/L	Reuters Solution Architect Req Y/N	Benefit Description	Benefit Value (£)

*	*	*	*	*
*	*			*
*	*			*
*	*			*
*	*	*	*	*			*	*
*	Text has been redacted for confidentiality

Reuters Confidential

Redacted Appendix C Part B of Schedule 4 (20.02.07)

In Scope = Y / Potential Out of Scope = N / Reuters = R / Not in Hot House = nHH Not in Contract Scope & In Delivery Scope = YN	Confirmed with BT F = Funded Y = In Scope N = Not in Scope D = Deferred C1 = Delivered in Cycle 1 W = Withdrawn/Reuters Deliverable Retired = Retired	BT Observation/ comment	BT/Reuters Review 4Jan	Original BT Requirements Team Notes	Original BT Complexity H/M/L	Reuters Solution Architect Req Y/N	Benefit Description	Benefit Value (£)

*	*			*
*	*	*	*	*
*	*			*
*	*			*		*	*
*	Text has been redacted for confidentiality

Reuters Confidential	Page 16 of 117

Redacted Appendix C Part B of Schedule 4 (20.02.07)

In Scope = Y / Potential Out of Scope = N / Reuters = R / Not in Hot House = nHH Not in Contract Scope & In Delivery Scope = YN	Confirmed with BT F = Funded Y = In Scope N = Not in Scope D = Deferred C1 = Delivered in Cycle 1 W = Withdrawn/Reuters Deliverable Retired = Retired	BT Observation/ comment	BT/Reuters Review 4Jan	Original BT Requirements Team Notes	Original BT Complexity H/M/L	Reuters Solution Architect Req Y/N	Benefit Description	Benefit Value (£)

*	*			*
*	*	*		*	*
*	*
*	*	*	*			*
*	*		*			*
*	*		*			*
*	*					*
*	Text has been redacted for confidentiality

Reuters Confidential	Page 17 of 117

Redacted Appendix C Part B of Schedule 4 (20.02.07)

In Scope = Y / Potential Out of Scope = N / Reuters = R / Not in Hot House = nHH Not in Contract Scope & In Delivery Scope = YN	Confirmed with BT F = Funded Y = In Scope N = Not in Scope D = Deferred C1 = Delivered in Cycle 1 W = Withdrawn/Reuters Deliverable Retired = Retired	BT Observation/ comment	BT/Reuters Review 4Jan	Original BT Requirements Team Notes	Original BT Complexity H/M/L	Reuters Solution Architect Req Y/N	Benefit Description	Benefit Value (£)

*	*	*	*
*	*		*			*	*	*
*	*
*	*
*	*
*	Text has been redacted for confidentiality

Reuters Confidential	Page 18 of 117

Redacted Appendix C Part B of Schedule 4 (20.02.07)

Contingency	Reuters Benefit Assessment (see columns to left)	Solution Requirements (as agreed at Hot House)	Solution Deliverable	Work Package Reference(s)	Solution Planning

		*	*		*
		*	*		*
*
		*	*		*
*
*
*
*
*	Text has been redacted for confidentiality

Reuters Confidential	Page 19 of 17

Redacted Appendix C Part B of Schedule 4 (20.02.07)

Contingency	Reuters Benefit Assessment (see columns to left)	Solution Requirements (as agreed at Hot House)	Solution Deliverable	Work Package Reference(s)	Solution Planning

		*	*		*
		*	*		*
		*	*		*
		*	*		*
		*	*	*	*
		*	*		*
		*	*	*
*	Text has been redacted for confidentiality

Reuters Confidential	Page 20 of 17

Redacted Appendix C Part B of Schedule 4 (20.02.07)

Contingency	Reuters Benefit Assessment (see columns to left)	Solution Requirements (as agreed at Hot House)	Solution Deliverable	Work Package Reference(s)	Solution Planning

*
		*	*
*
		*	*	*
		*	*
*
		*	*		*
*
*	Text has been redacted for confidentiality

Reuters Confidential	Page 21 of 17

Redacted Appendix C Part B of Schedule 4 (20.02.07)

Contingency	Reuters Benefit Assessment (see columns to left)	Solution Requirements (as agreed at Hot House)	Solution Deliverable	Work Package Reference(s)	Solution Planning

*		*	*	*
		*	*	*
*
*
*
*	Text has been redacted for confidentiality

Reuters Confidential	Page 22 of 117

Redacted Appendix C Part B of Schedule 4 (20.02.07)

Contingency	Reuters Benefit Assessment (see columns to left)	Solution Requirements (as agreed at Hot House)	Solution Deliverable	Work Package Reference(s)	Solution Planning

*		*
*
*
*
*
*
*
*	Text has been redacted for confidentiality

Reuters Confidential	Page 23 of 117

Redacted Appendix C Part B of Schedule 4 (20.02.07)

Contingency	Reuters Benefit Assessment (see columns to left)	Solution Requirements (as agreed at Hot House)	Solution Deliverable	Work Package Reference(s)	Solution Planning

		*	*	*
		*	*		*
		*	*		*
		*			*
*		*	*	*	*
*	Text has been redacted for confidentiality

Reuters Confidential	Page 24 of 117

Redacted Appendix C Part B of Schedule 4 (20.02.07)

Contingency	Reuters Benefit Assessment (see columns to left)	Solution Requirements (as agreed at Hot House)	Solution Deliverable	Work Package Reference(s)	Solution Planning

		*	*		*
			*		*
		*	*		*
*
*	Text has been redacted for confidentiality

Reuters Confidential	Page 25 of 117

Redacted Appendix C Part B of Schedule 4 (20.02.07)

Contingency	Reuters Benefit Assessment (see columns to left)	Solution Requirements (as agreed at Hot House)	Solution Deliverable	Work Package Reference(s)	Solution Planning

		*	*	*
		*			*
*
*
*
*
*
*	Text has been redacted for confidentiality

Reuters Confidential	Page 26 of 117

Redacted Appendix C Part B of Schedule 4 (20.02.07)

Contingency	Reuters Benefit Assessment (see columns to left)	Solution Requirements (as agreed at Hot House)	Solution Deliverable	Work Package Reference(s)	Solution Planning

*
*	*	*
*

*	Text has been redacted for confidentiality

Reuters Confidential	Page 27 of 117

Unique ID	Req ID	Process Area	Theme	Requirement Description	Delivery Cycle	Delivery Capabilities	Reuters Owner	Business Requestor	Assumed Supplier of Solution	Business Impact High/ Medium /Low	In Scope = Y / Potential Out of Scope = N / Reuters = R / Not in Hot House = nHH Not in Contract Scope & In Delivery Scope = YN
1	WS228	*	*	*	*	*	*	*	*	*	*
2	WS229	*	*	*	*	*	*	*	*	*	*
3	WS230	*	*	*	*	*	*	*	*	*	*
4	WS235	*	*	*	*	*	*	*	*	*	*
6	WS086	*	*	*	*	*	*	*	*	*	*
7	WS087	*	*	*	*	*	*	*	*	*	*
11	WS248	*	*	*	*	*	*	*	*	*	*
87	WS254	*	*	*	*	*	*	*	*	*	*
20	WS225	*	*	*	*	*	*	*	*	*	*
229	WS265	*	*	*	*	*	*		*	*	*
111	WS221	*	*	*	*	*	*	*	*	*	*
*	Text has been redacted for confidentiality

21	WS259	*	*	*	*	*	*	*	*	*	*
236	MS004	*	*	*	*	*	*		*		*
65	WS022	*	*	*	*	*	*	*	*	*	*
66	WS023	*	*	*	*	*	*	*	*	*	*
67	WS024	*	*	*	*	*	*	*	*	*	*
68	WS024A	*	*	*	*	*	*	*	*	*	*
69	WS024B	*	*	*	*	*	*	*	*	*	*
70	WS200	*	*	*	*	*	*	*	*	*	*
71	WS201	*	*	*	*	*	*	*	*	*	*
72	WS203	*	*	*	*	*	*	*	*	*	*
73	WS204	*	*	*	*	*	*	*	*	*	*
*	Text has been redacted for confidentiality

126	2H020	*	*	*	*		*	*	*	*	*
121	WS116	*	*	*	*		*		*	*	*
137	2H016	*	*	*	*		*	*	*	*	*
139	WS168	*	*	*			*	*	*	*	*
196	RTEF04	*	*	*	*	*	*		*	*	*
197	RTEF05	*	*	*	*	*	*		*	*	*
198	RTEF06	*	*	*	*	*	*		*	*	*
199	RTEF07	*	*	*	*	*	*		*	*	*
195	RTEF03	*	*	*	*	*	*		*	*	*
223	WS194	*	*	*			*		*	*	*
*	Text has been redacted for confidentiality

Reuters Solution Architect Req Y/N / P = Potential	Benefit Description	Benefit Value (£)	Contingency	Reuters Benefit Assessment (see columns to left)	Solution Requirements (as agreed at Hot House)	Solution Deliverable	Work Package Reference(s)	Solution Planning
*
*
*
*
*	*	*			*
*
*	*				*
*
*
*
*	*	*	*		*
*	Text has been redacted for confidentiality

*
*	*
*
*
*
*
*
*
*
*
*
*	Text has been redacted for confidentiality

*	*	*	*	*	*		*
*
*				*			*
*
*
*
*
*
*	*	*	*	*	*	*
*
*	Text has been redacted for confidentiality

Unique ID	Req ID	Process Area	Theme	Requirement Description	Delivery Cycle	Delivery Capabilities	Reuters Owner	Business Requestor	Source Document	Assumed Supplier of Solution	Business Impact High/ Medium/ Low	Dependency on Critical Items	Dependency on a Reuters System Change	In Scope = Y / Potential Out of Scope = N / Reuters = R / Not in Hot House = nHH	Confirmed with BT F = Funded Y = In Scope N = Not in Scope D = Deferred C1 = Delivered in Cycle 1 W = Withdrawn/ Reuters Deliverable Retired = Retired	Post Hot House Scope
15	WS148	*	*	*	*	*	*	*	*	*	*	*		*
97	WS050A	*		*	*	*	*	*	*	*	*			*
141	EB001	*	*	*	*	*	*	*		*	*	*		*
142	EB002	*	*	*	*	*	*	*		*	*	*		*
143	EB003	*	*	*	*	*	*	*		*	*	*		*
144	EB004	*	*	*	*	*	*	*		*	*	*		*
145	EB005	*	*	*	*	*	*	*		*	*	*		*
146	EB006	*	*	*	*	*	*	*		*	*	*		*
147	EB007	*	*	*	*	*	*	*		*	*	*		*
148	EB008	*	*	*	*	*	*	*		*	*	*		*
149	EB009	*	*	*	*	*	*	*		*	*	*		*
150	EB010	*	*	*	*	*	*	*		*	*	*		*
151	EB011	*	*	*	*	*	*	*		*	*	*		*
152	EB012	*	*	*	*	*	*	*		*	*	*		*
*	Text has been redacted for confidentiality

153	EB013	*	*	*	*	*	*	*	*	*	*	*
154	EB014	*	*	*	*	*	*	*	*	*	*	*
155	EB015	*	*	*	*	*	*	*	*	*	*	*
156	EB016	*	*	*	*	*	*	*	*	*	*	*
157	EB017	*	*	*	*	*	*	*	*	*	*	*
158	EB018	*	*	*	*	*	*	*	*	*	*	*
159	EB019	*	*	*	*	*	*	*	*	*	*	*
160	EB020	*	*	*	*	*	*	*	*	*	*	*
161	EB021	*	*	*	*	*	*	*	*	*	*	*
162	EB022	*	*	*	*	*	*	*	*	*	*	*
164	EB024	*	*	*	*	*	*	*	*	*	*	*
165	EB025	*	*	*	*	*	*	*	*	*	*	*
166	EB026	*	*	*	*	*	*	*	*	*	*	*
167	EB027	*	*	*	*	*	*	*	*	*	*	*
170	EB030	*	*	*	*	*	*	*	*	*	*	*
171	EB031	*	*	*	*	*	*	*	*	*	*	*
172	EB032	*	*	*	*	*	*	*	*	*	*	*
173	EB033	*	*	*	*	*	*	*	*	*	*	*
174	EB034	*	*	*	*	*	*	*	*	*	*	*
175	EB035	*	*	*	*	*	*	*	*	*	*	*
*	Text has been redacted for confidentiality

177	EB037	*	*	*	*	*	*	*	*	*	*	*
178	EB038	*	*	*	*	*	*	*	*	*	*	*
180	EB040	*	*	*	*	*	*	*	*	*	*	*
181	EB041	*	*	*	*	*	*	*	*	*	*	*
182	EB042	*	*	*	*	*	*	*	*	*	*	*
183	EB043	*	*	*	*	*	*	*	*	*	*	*
184	EB044	*	*	*	*	*	*	*	*	*	*	*
185	EB045	*	*	*	*	*	*	*	*	*	*	*
186	EB046	*	*	*	*	*	*	*	*	*	*	*
187	EB047	*	*	*	*	*	*	*	*	*	*	*
188	EB048	*	*	*	*	*	*	*	*	*	*	*
189	EB049	*	*	*	*	*	*	*	*	*	*	*
190	EB050	*	*	*	*	*	*	*	*	*	*	*
192	EB052	*	*	*		*	*		*	*		*	*
163	EB023	*	*	*	*	*	*	*	*	*	*	*
168	EB028	*	*	*	*	*	*	*	*	*	*	*
169	EB029	*	*	*	*	*	*	*	*	*	*	*
176	EB036	*	*	*	*	*	*	*	*	*	*	*
179	EB039	*	*	*	*	*	*	*	*	*	*	*
*	Text has been redacted for confidentiality

191	EB051	*	*	*	*	*	*	*		*	*	*	*
	MS005	*	*	*	*		*	*		*	*		*
13	WS258	*	*	*	*	*	*	*	*	*	*		*		*
14	WS142	*	*	*	*	*	*	*	*	*	*	*	*		*
108	WS066	*	*	*	*	*	*	*	*	*	*	*	*	*	*
213	HH019	*	*	*			*			*	*		*	*
214	HH020	*	*	*			*			*	*		*	*	*
117	2H018	*	*	*	*		*	*	*	*	*		*	*
*	Text has been redacted for confidentiality

140	WS173	*	*	*			*	*	*	*	*		*	*
231	WS267	*	*	*	*	*	*	*	*	*			*	*
17	WS050	*	*	*	*	*	*	*	*	*	*	*	*	*	*
118	2H019	*	*	*	*		*	*	*	*	*		*	*	*
119	HH002	*	*	*			*			*	*		*	*
122	WS184	*	*	*			*	*	*	*	*		*	*
129	2H008	*	*	*	*		*	*	*	*	*		*	*
133	2H012	*	*	*	*		*	*	*	*	*		*	*
*	Text has been redacted for confidentiality

134	2H013	*	*	*	*		*	*	*	*	*			*	*
5	WS038A	*	*	*	*	*	*	*	*	*	*	*	*			*
*	Text has been redacted for confidentiality

BT Observation/ comment	BT /Reuters Review 4Jan	Original BT Requirements Team Notes	Original BT Complexity H/M/L	Benefit Description	Benefit Value (£)	Contingency	Reuters Benefit Assessment (see columns to left)	Solution Requirements (as agreed at Hot House)	Solution Deliverable	Work Package Reference(s)	Solution Planning
*	*			*				*
*	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
	*	*
*
*
*
*	Text has been redacted for confidentiality

*
*
*
*
*
*
*	*
*
*
*
*	*
*	*
*	*

*
*
*
*
*
*
*	Text has been redacted for confidentiality

*
	*	*
	*	*
	*	*
	*	*
*
*
*
*
*
	*	*
*
	*	*
*	*	*
	*	*
	*	*
	*	*
*
	*	*
*	Text has been redacted for confidentiality

	*	*
*
*	*	*	*	*
*	*		*	*
*	*			*
	*	*	*	*	*	*
*	*	*		*	*	*
	*	*		*	*		*
	*			*			*
*	Text has been redacted for confidentiality

			*	*	*	*	*
*	*		*			*	*
	*		*	*		*
	*	*				*
	*					*
	*					*		*
						*		*
*	Text has been redacted for confidentiality

								*		*
*	*	*	*	*	*	*	*		*
*	Text has been redacted for confidentiality

Unique ID	Req ID	Process Area	Theme	Requirement Description	Delivery Cycle	Delivery Capabilities	Reuters Owner	Business Requestor	Source Document	Assumed Supplier of Solution	Business Impact High/Medium/Low	Dependency on Critical Items	Dependency on a Reuters System Change	In Scope = Y / Potential Out of Scope = N / Reuters = R / Not in Hot House = nHH Not in Contract Scope & In Delivery Scope = YN	Confirmed with BT F = Funded Y = In Scope N = Not in Scope D = Deferred C1 = Delivered in Cycle 1 W = Withdrawn/Reuters Deliverable Retired = Retired

219	2H021	*	*	*			*	*		*	*			*	*
207	HH018	*	*	*			*			*	*			*	*
114	HH042	*	*	*			*			*	*			*	*
208	HH055	*	*	*			*			*	*			*	*
23	WS222	*	*	*	*		*	*	*	*	*	*		*	*
228	WS263	*	*	*			*	*	*	*	*	*	*	*
234	MS002	*	*	*	*		*	*	*	*	*			*	*
12	WS249	*	*	*	*	*	*	*	*	*	*			*
59	WS054A	*	*	*	*	*	*	*	*	*	*		*	*

*	Text has been redacted for confidentiality

51	WS051	*	*	*	*	*	*	*	*	*	*	*	*
55	WS052B	*	*	*	*	*	*	*	*	*	*	*	*
52	WS051A	*	*	*	*	*	*	*	*	*	*	*	*
53	WS052	*	*	*	*	*	*	*	*	*	*	*	*
54	WS052A	*	*	*	*	*	*	*	*	*	*	*	*
56	WS053	*	*	*	*	*	*	*	*	*	*	*	*

*	Text has been redacted for confidentiality

57	WS054	*	*	*	*	*	*	*	*	*	*	*	*
58	WS055	*	*	*	*	*	*	*	*	*	*	*	*
105	WS044	*	*	*	*	*	*	*	*	*	*		*	*
106	WS045	*	*	*	*	*	*	*	*	*	*		*	*
94	WS046	*	*	*	*	*	*	*	*	*	*		*	*
92	WS041	*	*	*	*	*	*	*	*	*	*		*	*

*	Text has been redacted for confidentiality

96	WS048	*	*	*	*	*	*	*	*	*	*		*	*
100	WS256	*	*	*	*	*	*	*	*	*	*		*	*
102	WS260	*	*	*	*	*	*	*	*	*	*	*	*	*
233	MS001	*	*	*	*		*	*	*	*	*		*	*

*	Text has been redacted for confidentiality

222	HH140	*	*	*	*			*	*		*	*
206	WS196	*	*	*	*	*		*	*	*	*
209	HH056	*	*	*	*			*	*		*
212	HH005	*	*	*	*			*	*		*	*
221	WS193	*	*	*	*	*	*	*	*	*	*	*

*	Text has been redacted for confidentiality

25	WS001	*	*	*	*	*	*	*	*	*	*	*	*
26	WS002	*	*	*	*	*	*	*	*	*	*	*	*
27	WS003	*	*	*	*	*	*	*	*	*	*	*	*	*
28	WS004	*	*	*	*	*	*	*	*	*	*	*	*
29	WS005	*	*	*	*	*	*	*	*	*	*	*	*	*
30	WS006	*	*	*	*	*	*	*	*	*	*	*	*
31	WS007	*	*	*	*	*	*	*	*	*	*	*	*
49	WS008	*	*	*	*	*	*	*	*	*	*	*	*
32	WS009	*	*	*	*	*	*	*	*	*	*	*	*
33	WS010	*	*	*	*	*	*	*	*	*	*	*	*
34	WS011	*	*	*	*	*	*	*	*	*	*	*	*

*	Text has been redacted for confidentiality

35	WS012	*	*	*	*	*	*	*	*	*	*	*	*
36	WS013	*	*	*	*	*	*	*	*	*	*	*	*
37	WS014	*	*	*	*	*	*	*	*	*	*	*	*
38	WS015	*	*	*	*	*	*	*	*	*	*	*	*
39	WS016	*	*	*	*	*	*	*	*	*	*	*	*
40	WS017	*	*	*	*	*	*	*	*	*	*	*	*
41	WS018	*	*	*	*	*	*	*	*	*	*	*	*
42	WS019	*	*	*	*	*	*	*	*	*	*	*	*
43	WS020	*	*	*	*	*	*	*	*	*	*	*	*
44	WS021	*	*	*	*	*	*	*	*	*	*	*	*
45	WS056	*	*	*	*	*	*	*	*	*	*	*	*

*	Text has been redacted for confidentiality

46	WS104A	*	*	*	*	*	*	*	*	*	*		*	*
47	WS199	*	*	*	*	*	*	*	*	*	*	*		*	*
48	WS238	*	*	*	*	*	*	*	*	*	*	*		*
50	WS028	*	*	*	*	*	*	*	*	*	*			*
74	WS031	*	*	*	*	*	*	*	*	*	*			*
75	WS032	*	*	*	*	*	*	*	*	*	*			*
76	WS033	*	*	*	*	*	*	*	*	*	*			*
77	WS034	*	*	*	*	*	*	*	*	*	*			*
78	WS035	*	*	*	*	*	*	*	*	*	*			*
79	WS036	*	*	*	*	*	*	*	*	*	*			*
80	WS037	*	*	*	*	*	*	*	*	*	*			*
81	WS205	*	*	*	*	*	*	*	*	*	*	*		*

*	Text has been redacted for confidentiality

82	WS206	*	*	*	*	*	*	*	*	*	*	*	*
83	WS250	*	*	*	*	*	*	*	*	*	*		*
84	WS251	*	*	*	*	*	*	*	*	*	*		*
85	WS252	*	*	*	*	*	*	*	*	*	*		*
86	WS253	*	*	*	*	*	*	*	*	*	*		*
93	WS042	*	*	*	*	*	*	*	*	*	*		*	*

*	Text has been redacted for confidentiality

98	WS242	*	*	*	*	*	*	*	*	*	*	*	*	*
226	WS256B	*	*	*	*	*	*	*	*	*			*
101	WS257	*	*	*	*	*	*	*	*	*	*		*
112	WS227	*	*	*	*	*	*	*	*	*	*	*	*
113	WS239	*	*	*	*	*	*	*	*	*	*	*	*	*

*	Text has been redacted for confidentiality

BT Observation/ comment	BT/Reuters Review 4Jan	Original BT Requirements Team Notes	Original BT Complexity H/M/L	Reuters Solution Architect Req Y/N	Benefit Description	Benefit Value (£)	Contingency	Reuters Benefit Assessment (see columns to left)	Solution Requirements (as agreed at Hot House)	Solution Deliverable	Work Package Reference(s)	Solution Planning

		*			*	*	*		*	*
		*	*							*

*	*									*
*		*	*
*	*										*
				*					*
*
		*			*	*	*	*	*
*	*	*			*	*	*	*	*
		*			*	*	*	*	*
		*							*
		*							*
		*							*
		*							*

*	Text has been redacted for confidentiality

*	*	*	*	*	*	*
		*	*	*	*	*
	*					*
	*					*
	*					*
	*					*

*	Text has been redacted for confidentiality

		*					*
		*					*
*	*	*	*	*		*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*
*	*	*	*	*	*	*	*	*

*	Text has been redacted for confidentiality

*	*	*		*	*	*	*	*	*
*	*	*	*	*	*	*	*	*	*
*	*			*	*	*	*	*	*
				*	*	*	*	*	*

*	Text has been redacted for confidentiality

*	*				*	*	*	*	*
*	*								*
*	*								*
*		*	*		*	*	*		*
	*	*			*	*	*	*	*
*	*			*
*	*			*
*
*				*
*
*		*	*	*
*		*	*	*
*	*	*	*	*
		*	*	*
		*		*
		*	*	*

*	Text has been redacted for confidentiality

		*	*	*
		*	*	*
		*		*
		*	*	*
		*	*	*
		*	*	*
*	*	*		*
		*		*
		*	*	*
		*	*	*
*	*	*		*

*	Text has been redacted for confidentiality

*	*	*		*
*
		*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*	*	*	*
*	*			*

*	Text has been redacted for confidentiality

*
		*	*	*
		*	*	*
		*	*	*
			*	*
*	*		*	*	*	*	*	*

*	Text has been redacted for confidentiality

	*	*	*	*	*	*	*
*			*
	*	*	*
	*	*	*
	*	*	*				*

*	Text has been redacted for confidentiality

Unique ID	Req ID	Process Area	Theme	Requirement Description	Delivery Cycle	Delivery Capabilities	Reuters Owner	Business Requestor	Source Document	Assumed Supplier of Solution	Business Impact High/ Medium/ Low	Dependency on Critical Items	Dependency on a Reuters System Change	In Scope = Y / Potential Out of Scope = N / Reuters = R / Not in Hot House = nHH	Position Post-Hot House
210	2H001	Service Delivery	*	*			*			*	*			*	*
211	2H002	Service Delivery	*	*			*			*	*			*	*
115	2H005	Reporting	*	*	*		*	*	*	*	*			*	*
127	2H006	Reporting	*	*	*		*	*	*	*	*			*	*
128	2H007	Reporting	*	*	*		*	*	*	*	*			*	*
129	2H008	Reporting	*	*	*		*	*	*	*	*			*
130	2H009	Reporting	*	*	*		*	*	*	*	*			*	*
131	2H010	Reporting	*	*	*		*	*	*	*	*			*	*
132	2H011	Reporting	*	*	*		*	*	*	*	*			*	*
133	2H012	Reporting	*	*	*		*	*	*	*	*			*
134	2H013	Reporting	*	*	*		*	*	*	*	*			*
135	2H014	Reporting	*	*	*		*	*	*	*	*			*	*
136	2H015	Reporting	*	*	*		*	*	*	*	*			*	*
137	2H016	Reporting	*	*	*		*	*	*	*	*			*

*	Text has been redacted for confidentiality

116	2H017	Reporting	*	*	*		*	*	*	*	*		*	*
117	2H018	Reporting	*	*	*		*	*	*	*	*		*	*
118	2H019	Reporting	*	*	*		*	*	*	*	*		*
126	2H020	Reporting	*	*	*		*	*	*	*	*		*
219	2H021	Service Delivery	*	*			*	*		*	*		*	*
225	2H022	Service Assurance	*	*			*		*	*	*		*	*
141	EB001	Service Assurance	*	*	*	*	*	*		*	*	*	*	*
142	EB002	Service Assurance	*	*	*	*	*	*		*	*	*	*	*

*	Text has been redacted for confidentiality

143	EB003	Service Assurance	*	*	*	*	*	*	*	*	*	*	*
144	EB004	Service Assurance	*	*	*	*	*	*	*	*	*	*	*
145	EB005	Service Assurance	*	*	*	*	*	*	*	*	*	*	*
146	EB006	Service Assurance	*	*	*	*	*	*	*	*	*	*	*
147	EB007	Service Assurance	*	*	*	*	*	*	*	*	*	*	*
148	EB008	Service Assurance	*	*	*	*	*	*	*	*	*	*	*
149	EB009	Service Assurance	*	*	*	*	*	*	*	*	*	*	*
150	EB010	Service Assurance	*	*	*	*	*	*	*	*	*	*	*
151	EB011	Service Assurance	*	*	*	*	*	*	*	*	*	*	*
152	EB012	Service Assurance	*	*	*	*	*	*	*	*	*	*	*
153	EB013	Service Assurance	*	*	*	*	*	*	*	*	*	*	*
154	EB014	Service Assurance	*	*	*	*	*	*	*	*	*	*	*
155	EB015	Service Assurance	*	*	*	*	*	*	*	*	*	*	*
156	EB016	Service Assurance	*	*	*	*	*	*	*	*	*	*	*
157	EB017	Service Assurance	*	*	*	*	*	*	*	*	*	*	*
158	EB018	Service Assurance	*	*	*	*	*	*	*	*	*	*	*
159	EB019	Service Assurance	*	*	*	*	*	*	*	*	*	*	*
160	EB020	Service Assurance	*	*	*	*	*	*	*	*	*	*	*

*	Text has been redacted for confidentiality

161	EB021	Service Assurance	*	*	*	*	*	*	*	*	*	*	*
162	EB022	Service Assurance	*	*	*	*	*	*	*	*	*	*	*
163	EB023	Service Assurance	*	*	*	*	*	*	*	*	*	*	*
164	EB024	Service Assurance	*	*	*	*	*	*	*	*	*	*	*
165	EB025	Service Assurance	*	*	*	*	*	*	*	*	*	*	*
166	EB026	Service Assurance	*	*	*	*	*	*	*	*	*	*	*
167	EB027	Service Assurance	*	*	*	*	*	*	*	*	*	*	*
168	EB028	Service Assurance	*	*	*	*	*	*	*	*	*	*	*
169	EB029	Service Assurance	*	*	*	*	*	*	*	*	*	*	*
170	EB030	Service Assurance	*	*	*	*	*	*	*	*	*	*	*
171	EB031	Service Assurance	*	*	*	*	*	*	*	*	*	*	*
172	EB032	Service Assurance	*	*	*	*	*	*	*	*	*	*	*
173	EB033	Service Assurance	*	*	*	*	*	*	*	*	*	*	*
174	EB034	Service Assurance	*	*	*	*	*	*	*	*	*	*	*
175	EB035	Service Assurance	*	*	*	*	*	*	*	*	*	*	*
176	EB036	Service Assurance	*	*	*	*	*	*	*	*	*	*	*
177	EB037	Service Assurance	*	*	*	*	*	*	*	*	*	*	*
178	EB038	Service Assurance	*	*	*	*	*	*	*	*	*	*	*
179	EB039	Service Assurance	*	*	*	*	*	*	*	*	*	*	*

*	Text has been redacted for confidentiality

180	EB040	Service Assurance	*	*	*	*	*	*	*	*	*	*	*
181	EB041	Service Assurance	*	*	*	*	*	*	*	*	*	*	*
182	EB042	Service Assurance	*	*	*	*	*	*	*	*	*	*	*
183	EB043	Service Assurance	*	*	*	*	*	*	*	*	*	*	*
184	EB044	Service Assurance	*	*	*	*	*	*	*	*	*	*	*
185	EB045	Service Assurance	*	*	*	*	*	*	*	*	*	*	*
186	EB046	Service Assurance	*	*	*	*	*	*	*	*	*	*	*
187	EB047	Service Assurance	*	*	*	*	*	*	*	*	*	*	*
188	EB048	Service Assurance	*	*	*	*	*	*	*	*	*	*	*
189	EB049	Service Assurance	*	*	*	*	*	*	*	*	*	*	*
190	EB050	Service Assurance	*	*	*	*	*	*	*	*	*	*	*
191	EB051	Service Assurance	*	*	*	*	*	*	*	*	*	*	*
192	EB052	Service Assurance	*	*		*	*		*	*		*	*
119	HH002	Reporting	*	*			*		*	*		*
212	HH005	Service Delivery	*	*			*		*	*		*
220	HH011	Service Delivery	*	*		*	*		*	*		*	*

*	Text has been redacted for confidentiality

207	HH018	Service Delivery	*	*			*		*	*	*	*
213	HH019	Service Delivery	*	*			*		*	*	*	*
214	HH020	Service Delivery	*	*			*		*	*	*	*
215	HH023	Service Delivery	*	*			*		*	*	*	*
216	HH024	Service Delivery	*	*			*		*	*	*	*
217	HH032 (ws197)	Service Delivery	*	*			*		*	*	*	*
218	HH041	Service Delivery	*	*			*		*	*	*	*
114	HH042	Reporting	*	*			*		*	*	*	*
208	HH055	Service Delivery	*	*			*		*	*	*	*
209	HH056	Service Delivery	*	*			*		*	*	*
203	HH080	Service Delivery	*	*			*		*	*	*	*
104	HH122	Reporting	*	*	*	*	*	*	*	*	*	*

*	Text has been redacted for confidentiality

222	HH140	Service Delivery		*			*			*	*			*
120	HHxxx	Reporting	*	*	*		*		*	*	*			*	*
193	RTEF01	*	*	*	*	*	*			*	*			*	*
194	RTEF02	*	*	*	*	*	*			*	*			*	*
195	RTEF03	*	*	*	*	*	*			*	*			*
196	RTEF04	*	*	*	*	*	*			*	*	*		*
197	RTEF05	*	*	*	*	*	*			*	*	*		*
198	RTEF06	*	*	*	*	*	*			*	*	*		*
199	RTEF07	*	*	*	*	*	*			*	*	*		*
25	WS001	*	*	*	*	*	*	*	*	*	*		*	*
26	WS002	*	*	*	*	*	*	*	*	*	*		*	*
27	WS003	*	*	*	*	*	*	*	*	*	*		*	*
28	WS004	*	*	*	*	*	*	*	*	*	*		*	*
*	Text has been redacted for confidentiality

29	WS005	*	*	*	*	*	*	*	*	*	*	*	*
30	WS006	*	*	*	*	*	*	*	*	*	*	*	*
31	WS007	*	*	*	*	*	*	*	*	*	*	*	*
49	WS008	*	*	*	*	*	*	*	*	*	*	*	*
32	WS009	*	*	*	*	*	*	*	*	*	*	*	*
33	WS010	*	*	*	*	*	*	*	*	*	*	*	*
34	WS011	*	*	*	*	*	*	*	*	*	*	*	*
35	WS012	*	*	*	*	*	*	*	*	*	*	*	*
36	WS013	*	*	*	*	*	*	*	*	*	*	*	*
37	WS014	*	*	*	*	*	*	*	*	*	*	*	*
38	WS015	*	*	*	*	*	*	*	*	*	*	*	*
39	WS016	*	*	*	*	*	*	*	*	*	*	*	*
40	WS017	*	*	*	*	*	*	*	*	*	*	*	*
*	Text has been redacted for confidentiality

41	WS018	*	*	*	*	*	*	*	*	*	*	*	*
42	WS019	*	*	*	*	*	*	*	*	*	*	*	*
43	WS020	*	*	*	*	*	*	*	*	*	*	*	*
44	WS021	*	*	*	*	*	*	*	*	*	*	*	*
65	WS022	*	*	*	*	*	*	*	*	*	*	*	*
66	WS023	*	*	*	*	*	*	*	*	*	*	*	*
67	WS024	*	*	*	*	*	*	*	*	*	*	*	*
68	WS024A	*	*	*	*	*	*	*	*	*	*	*	*
69	WS024B	*	*	*	*	*	*	*	*	*	*	*	*
50	WS028	*	*	*	*	*	*	*	*	*	*		*
88	WS030	*	*	*	*	*	*	*	*	*	*		*	*
74	WS031	*	*	*	*	*	*	*	*	*	*		*
75	WS032	*	*	*	*	*	*	*	*	*	*		*
76	WS033	*	*	*	*	*	*	*	*	*	*		*
*	Text has been redacted for confidentiality

77	WS034	*	*	*	*	*	*	*	*	*	*	*
78	WS035	*	*	*	*	*	*	*	*	*	*	*
79	WS036	*	*	*	*	*	*	*	*	*	*	*
80	WS037	*	*	*	*	*	*	*	*	*	*	*
110	WS037B	*	*	*	*	*	*	*	*	*	*	*	*
89	WS038	*	*	*	*	*	*	*	*	*	*	*	*
5	WS038A	*	*	*	*	*	*	*	*	*	*	*	*
*	Text has been redacted for confidentiality

91	WS040	*	*	*	*	*	*	*	*	*	*	*	*
92	WS041	*	*	*	*	*	*	*	*	*	*	*
93	WS042	*	*	*	*	*	*	*	*	*	*	*
105	WS044	*	*	*	*	*	*	*	*	*	*	*
106	WS045	*	*	*	*	*	*	*	*	*	*	*
94	WS046	*	*	*	*	*	*	*	*	*	*	*
96	WS048	*	*	*	*	*	*	*	*	*	*	*
*	Text has been redacted for confidentiality

17	WS050	*	*	*	*	*	*	*	*	*	*	*		*
97	WS050A	*	*	*	*	*	*	*	*	*	*			*	*
51	WS051	*	*	*	*	*	*	*	*	*	*		*	*	*
52	WS051A	*	*	*	*	*	*	*	*	*	*		*	*	*
53	WS052	*	*	*	*	*	*	*	*	*	*		*	*	*
54	WS052A	*	*	*	*	*	*	*	*	*	*		*	*	*
55	WS052B	*	*	*	*	*	*	*	*	*	*		*	*	*
56	WS053	*	*	*	*	*	*	*	*	*	*		*	*	*
57	WS054	*	*	*	*	*	*	*	*	*	*		*	*	*
59	WS054A	*	*	*	*	*	*	*	*	*	*		*	*	*
58	WS055	*	*	*	*	*	*	*	*	*	*		*	*	*
*	Text has been redacted for confidentiality

45	WS056	*	*	*	*	*	*	*	*	*	*		*	*
24	WS059	*	*	*	*	*	*	*	*	*	*	*		*	*
200	WS064	*	*	*	*	*	*		*	*	*	*		*	*
107	WS065	*	*	*	*	*	*	*	*	*	*	*		*	*
108	WS066	*	*	*	*	*	*	*	*	*	*	*		*	*
201	WS067	*	*	*		*	*		*	*	*	*		*	*
224	WS069	*	*	*	*	*	*		*	*	*	*	*	*	*
109	WS071	*	*	*	*	*	*	*	*	*	*	*		*	*
202	WS072	*	*	*		*	*		*	*	*	*		*	*
6	WS086	*	*	*	*	*	*	*	*	*	*		*	*
*	Text has been redacted for confidentiality

7	WS087	*	*	*	*	*	*	*	*	*	*		*	*
46	WS104A	*	*	*	*	*	*	*	*	*	*		*	*
121	WS116	*	*	*	*		*		*	*	*	*	*	*
14	WS142	*	*	*	*	*	*	*	*	*	*	*		*	*
15	WS148	*	*	*	*	*	*	*	*	*	*	*		*	*
16	WS151	*	*	*	*	*	*	*	*	*	*	*		*	*
204	WS163	*	*	*			*		*	*	*	*		*	*
60	WS165	*	*	*	*		*	*	*	*	*			*	*
138	WS167	*	*	*	*		*	*	*	*	*			*	*
139	WS168	*	*	*			*	*	*	*	*			*
140	WS173	*	*	*			*	*	*	*	*			*	*
61	WS178	*	*	*			*	*	*	*	*			*	*
62	WS182	*	*	*			*	*	*	*	*			*	*
*	Text has been redacted for confidentiality

122	WS184	*	*	*			*	*	*	*	*		*
63	WS186	*	*	*			*	*	*	*	*		*	*
64	WS187	*	*	*			*	*	*	*	*		*	*
123	WS188	*	*	*			*	*	*	*	*		*	*
124	WS189	*	*	*			*		*	*	*		*	*
19	WS192A	*	*	*	*	*	*	*	*	*	*	*	*	*
*	Text has been redacted for confidentiality

221	WS193	*	*	*			*	*	*	*	*	*		*
223	WS194	*		*			*		*	*	*	*	*	*
205	WS195	*	*	*			*	*		*	*	*		*	*
206	WS196	*	*	*			*	*		*	*	*		*
47	WS199	*	*	*	*	*	*	*	*	*	*	*		*
70	WS200	*	*	*	*	*	*	*	*	*	*	*		*
71	WS201	*	*	*	*	*	*	*	*	*	*	*		*
72	WS203	*	*	*	*	*	*	*	*	*	*	*		*
73	WS204	*	*	*	*	*	*	*	*	*	*	*		*
*	Text has been redacted for confidentiality

81	WS205	*	*	*	*	*	*	*	*	*	*	*	*
82	WS206	*	*	*	*	*	*	*	*	*	*	*	*
111	WS221	*	*	*	*	*	*	*	*	*	*	*	*
23	WS222	*	*	*	*		*	*	*	*	*	*	*	*
20	WS225	*	*	*	*	*	*	*	*	*	*	*	*
112	WS227	*	*	*	*	*	*	*	*	*	*	*	*
1	WS228	*	*	*	*	*	*	*	*	*	*	*	*
2	WS229	*	*	*	*	*	*	*	*	*	*	*	*
3	WS230	*	*	*	*	*	*	*	*	*	*	*	*
4	WS235	*	*	*	*	*	*	*	*	*	*	*	*
48	WS238	*	*	*	*	*	*	*	*	*	*	*	*
113	WS239	*	*	*	*	*	*	*	*	*	*	*	*
98	WS242	*	*	*	*	*	*	*	*	*	*	*	*
125	WS246	*	*	*			*	*	*	*	*	*	*	*
10	WS247	*	*	*	*	*	*	*	*	*	*		*	*
11	WS248	*	*	*	*	*	*	*	*	*	*		*
12	WS249	*	*	*	*	*	*	*	*	*	*		*
*	Text has been redacted for confidentiality

83	WS250	*	*	*	*	*	*	*	*	*	*	*
84	WS251	*	*	*	*	*	*	*	*	*	*	*
85	WS252	*	*	*	*	*	*	*	*	*	*	*
86	WS253	*	*	*	*	*	*	*	*	*	*	*
87	WS254	*	*	*	*	*	*	*	*	*	*	*
99	WS255	*	*	*	*	*	*	*	*	*	*	*	*
100	WS256	*	*	*	*	*	*	*	*	*	*	*
226	WS256B	*	*	*	*	*	*	*	*	*		*
101	WS257	*	*	*	*	*	*	*	*	*	*	*
13	WS258	*	*	*	*	*	*	*	*	*	*	*	*
*	Text has been redacted for confidentiality

21	WS259	*	*	*	*	*	*	*	*	*	*			*
102	WS260	*	*	*	*	*	*	*	*	*	*		*	*
103	WS261	*	*	*	*	*	*	*	*	*	*			*	*
227	WS262	*	*	*	*	*	*	*	*	*	*			*	*
228	WS263	*	*	*	*	*	*	*	*	*	*	*		*	*
229	WS265	*	*	*	*	*	*		*	*	*			*
230	WS266	*	*	*	*	*	*	*	*	*				*	*
231	WS267	*	*	*	*	*	*	*	*	*				*
232	WS268	*	*	*	*	*	*	*	*	*				*	*
233	MS001	*	*	*	*		*	*	*	*	*			*	*
234	MS002	*	*	*	*		*	*	*	*	*			*	*
235	MS003	*	*	*	*	*	*	*	*	*	*			*	*
236	MS004	*	*	*	*	*	*							*
	MS006	*	*	*			*	*		*	*			*	*
*	Text has been redacted for confidentiality

Unique ID	Req ID	Process Area	Requirement Description	Delivery Cycle	Delivery Capabilities	Reuters Owner	Business Requestor	Source Document	Assumed Supplier of Solution	Business Impact H/M/L	Dependency on Critical Items	Dependency on a Reuters System Change	Design % Completed	Solution % Completed	Bugs/ Gaps	Change Requests	Comments	Document Name	Approved By
WD	HH015		*
WD	HH026		*
WD	HH044		*
WD	HH045 (ws197)		*
WD	HH046		*
WD	HH051 (ws197)		*
WD	HH052 (ws197)		*
WD	WS124		*				*	*	*	*
WD	WS197		*						*	*	*
	WS168	*	*			*	*	*	*	*
	WS172	*	*			*	*	*	*	*
	WS179	*	*			*	*	*	*	*
	WS180	*	*			*	*	*	*	*
	WS190	*	*			*		*	*	*
	WS191	*	*			*	*	*	*	*
	HH100	*	*			*
	HH101	*	*			*
	HH103	*	*			*
	HH104	*	*			*
	HH105	*	*			*
	HH106	*	*			*
	WS125		*					*	*	*	*
	WS144	*	*					*		*	*
	WS147		*				*	*	*	*	*
*	Text has been redacted for confidentiality

	WS113	*	*			*		*	*	*	*
	HH047	*	*			*
	WS165A	*	*			*		*	*	*	*	*
	HHxxx	*	*			*
	2H004	*	*		*	*	*
	WS097	*	*			*	*	*	*	*	*	*
	WS101	*	*			*	*	*	*	*	*
	WS106D	*	*			*	*	*	*	*	*	*
	WS114	*	*			*	*	*	*	*	*	*
	WS102	*	*			*	*	*	*	*	*	*
	WS062	*	*			*		*	*	*	*						*
	WS152	*	*			*	*	*	*	*	*						*
	WS073	*	*			*		*	*	*	*						*
	WS095	*	*			*		*	*	*		*					*
	WS104B	*	*		*	*	*	*	*	*		*					*
	WS214	*	*		*	*	*	*		*	*						*
	HH123	*	*		*	*											*
	WS049	*	*		*	*	*	*	*	*						*
	WS218	*	*		*	*	*	*		*	*					*
	2H003	*	*				*
	HH141	*	*			*	*			*
9	WS092	*	*	*	*	*	*	*	*	*		*	*	*	*	*
22	WS110	*	*			*		*	*	*			*	*	*
*	Text has been redacted for confidentiality

18	WS080A	*	*	*	*	*	*	*	*	*	*	*	*	*	*	*
	WS264	*	*	*	*	*			*						*
8	WS088	*	*	*	*	*	*	*	*	*		*	*		*	*
90	WS038B	*	*	*	*	*	*	*	*	*			*	*	*	*	*
95	WS047	*	*	*	*	*	*	*	*	*			*	*	*	*
13	WS258	*	*	*	*	*
*	Text has been redacted for confidentiality

Appendix C

Part C

BT Portal

Cycle 3 Scope

The scope of Cycle 3 will include the following in priority order (highest priority first);

•	*
•	*
•	*
•	*
•	*

The actual detailed requirements scope for Cycle 3 to be agreed and baselined at April hothouse.

Requirement element deferred from Cycle 2
WS163	*	*
HH080	*	*
WS067	*	*
WS072	*	*
WS154	*	*
*	Text has been redacted for confidentiality

Appendix C

Part D

Split Sites Functionality

TP060890107

Split Site

Standard Gold Split Site *

*

*

*

Non-standard client requirements

*

*	Text has been redacted for confidentiality

Appendix F

Replacement Schedule 5 Part 2

Schedule 5

Service Levels & Service Credits

Part 2

New Services

1.	Introduction

The purpose of this Schedule is to describe the Service Levels which apply to all of the New Services as described in Schedule 2 Part 1B (New Services). The Service Levels for the Non-Migrating Services are the relevant Service Levels set out in Schedule 5 Part 1 (Existing Services) (and references in this Part 2 of Schedule 5 to New Services shall be deemed to exclude the Non-Migrating Services).

The Service Levels applicable to the FAT services shall be those that apply under Schedule 5 Part 1 (Service Levels and Service Credits: Existing Services).

The New Services will be managed and monitored by BT in accordance with Schedule 2 Part 1C (Service Management).

1.1.	Service Levels

As an overriding principle, BT shall provide each New Service to a service level no lower than for the corresponding Existing Service. The Parties agree that the provisions of this Schedule 5 Part 2 are subject to this overriding principle.

BT shall provide the New Services to the Service Levels set out in this Schedule. The following types of Service Levels shall apply in respect of the New Services:

Technical Service Levels:

a)	Availability
b)	Round Trip Delay
c)	Packet Loss

Service Operation Levels:

a)	Alarm Monitoring and Feed to Reuters
b)	Fault notification
c)	Repair progress
d)	Orders, moves & changes
1.2.	Service Credits

In the event of a failure by BT to achieve the Service Levels in paragraph 3.1 of this Schedule for the New Services, the Service Credits set out in this Schedule shall apply in respect of such a failure in accordance with paragraph 3.1.

Prior to the Migration Date, Service Credits will be calculated in accordance with the table set out in paragraph 3.1 of this Schedule.

2.	Definitions

“Availability”

means the time during which New Services operate correctly without failure over the calendar month, which in the case of New Services with re-convergence parameters includes compliance with those parameters. For the avoidance of doubt, Packet Loss and Round Trip Delay do not fall within the definition of Availability;

“Incident”	means an event which causes an interruption to or reduction in the quality or availability below the agreed Service Levels of the relevant Service;
“Maintenance Window”	means: (i) * local time (or the local equivalent of a weekend) in respect of customer Facilities only; and (ii) in all other cases, *.
“Network Availability Service Level”	means Availability, RTD and Packet Loss Service Levels set out in paragraph 3.1;
“Re-convergence Time”	means the total length of time taken by BT to detect an Availability failure on or relating to a Service Package and re-route traffic from the failed Connection to a Connection that is available; and
“Round Trip Delay” (“RTD”)

means the period of time between when the last byte of a message is sent from the originating equipment to the time when the last byte has been received back from the destination equipment, measured as an average over a calendar month in accordance with paragraph 3.3.7.

3.	Technical Service Levels and Service Credits
3.1.	Network availability
(a)	BT will achieve, in connection with each New Service:
(i)	no less than the percentage specified for Availability;
(ii)	the time specified for RTDs or better for the period of Availability;
(iii)	no greater than the percentage specified for Packet Loss for each calendar month; and
(iv)	the time specified for Re-convergence Time or better than that time,

in each case for the applicable Product Package in line with the Service Categories relevant to that Product Package. The table below sets out the requirements for each Service Category.

References in the table below to 1st , 2nd and 3rd failures to meet a Network Availability Service Level mean the first, second and third failures on the same Product Package to the same Facility * (in respect of Platinum, Gold and Silver Service Categories), or * (in respect of Bronze Service Categories).

*	Text has been redacted for confidentiality

Where more than one failure of a * occurs simultaneously in a * in respect of a Facility, e.g. a circuit failure also triggering Packet Loss and RTD issues, this shall be treated as a single failure for the purpose of calculation of the Service Credits.

Service Credits

(b)

Subject to paragraph (c) below, where there is a failure of * *, BT will pay Reuters Service Credits in accordance with this Schedule *. This will be calculated using the sum of the Service Credits (set out in the table below) for the Service Categories relating to those *.

(c)

In the case of a failure only of * BT shall not be obliged to pay Service Credits to Reuters in accordance with paragraph (b) above, provided that BT fully restores the * within the time specified in the table in paragraph 4.5 below (Maximum Time to Repair) for the Service Category relevant to that SAC’s Service Package. In the event that BT does not fully restore the * as applicable within the time specified in the table in the paragraph 4.5 below for the Service Category relevant to that SAC’s Service Package then Service Credits will only apply with respect to the affected *.

*	Text has been redacted for confidentiality

Service Category

		Platinum	Gold Fast Converge	Gold Standard	Gold No Converge	Silver Fast Converge	Silver Standard	Silver No Converge	Bronze +	Bronze

	Availability *	*	*	*	*	*	*	*	*	*
RTD	Europe to Europe	*	*	*	*	*	*	*	*	*
	Europe to North America	*	*	*	*	*	*	*	*	*
	Europe to Asia Pacific	*	*	*	*	*	*	*	*	*
	North America to North America	*	*	*	*	*	*	*	*	*
	North America to South America	*	*	*	*	*	*	*	*	*
	North America to Asia Pacific	*	*	*	*	*	*	*	*	*
	Asia Pacific to Asia Pacific	*	*	*	*	*	*	*	*	*
	Packet Loss **	*	*	*	*	*	*	*	*	*
	Maximum Re-convergence Time	*	*	*	*	*	*	*	*	*
Service Credits
	For 1st failure, as percentage of the Service Charge in respect of the relevant calendar month for affected *	*	*	*	*	*	*	*	*	*
	For 2nd failure as percentage of the Service Charge in respect of the relevant calendar month for affected *	*	*	*	*	*	*	*	*	*
	For 3rd failure as percentage of the Service Charge in respect of the relevant calendar month for affected *, and as stated otherwise (if applicable)	*	*	*	*	*	*	*	*	*

For Connections which have an access circuit speed below * will be added to the relevant RTD time in the above table. For Connections which *

*	*
**	*.
*	Text has been redacted for confidentiality

3.2.	Maintenance
(i)

BT agrees that all maintenance (including, for the avoidance of doubt, within a Maintenance Window) in respect of the New Services shall be undertaken with Reuters’ prior written agreement (not to be unreasonably withheld). BT will provide 72 hours’ prior written notice of proposed maintenance and shall only carry out maintenance within a Maintenance Window.

(ii)

In the event of an emergency in respect of which emergency maintenance to rectify an outage is required, such emergency maintenance may be carried out by or on behalf of BT outside a Maintenance Window subject to Reuters’ express prior consent (not to be unreasonably withheld or delayed).

(iii)

BT acknowledges that it may undertake no more than * of maintenance work per Facility, per year without prior written consent from Reuters, and maintenance shall only be conducted by BT or BT Personnel.

(iv)	BT agrees that all maintenance conducted in respect of a Service that is subject to a Platinum or Gold Service Category may be conducted on only one Connection of such Service at any one time.
3.3.	Measurement of Service Levels
3.3.1	BT’s performance of the New Services to the Service Levels shall be measured across the calendar month, per Service, per Facility.
3.3.2	The Network Availability Service Levels set out in paragraph 3.1 shall be measured on a *
3.3.3	The measurement of BT’s performance to the Network Availability Service Levels shall exclude:
(a)	periods of maintenance carried out in accordance with paragraph 3.2 of this Schedule; and
(b)	unavailability to the extent resulting from an act or omission by Reuters or a customer of Reuters, except where acting on instructions of BT or BT Personnel.
3.3.4

Where BT is able to contract with more than one quality local carrier (which for the avoidance of doubt delivers sufficiently robust service levels) in the relevant location, at Reuters’ written request BT shall ensure that Services delivered to Gold Category and Silver Category Service Levels are delivered over two separate local carriers.

3.3.5

At Reuters’ prior written request, and where BT has not already contracted with a specific local carrier, BT shall contract with such Reuters’ requested carrier subject to payment of reasonable incremental charges. BT’s obligation to meet the relevant Service Levels shall be limited to the service levels that the local carrier has contractually committed to achieve. BT shall promptly notify Reuters in writing of any such impact (or anticipated impact) on the Service Levels.

3.3.6

The Parties acknowledge that Availability is in part dependent on the availability of the relevant local tail circuits, and that such availability varies from country to country. Notwithstanding the Service Levels set out in paragraph 3.1 and subject always to the overriding principle in paragraph 1.1, the maximum Availability Service Level that BT shall be required to achieve in a country shall (subject to paragraph 3.3.7) be that set out in the table in Appendix A in respect of that country.

*	Text has been redacted for confidentiality

3.3.7

The Parties acknowledge that as at the Signing Date there are service levels and hours of cover referred to in the table in Appendix A that are less than the service levels and hours of cover achieved today. On and from the Signing Date, BT will work with Reuters in good faith to improve the accuracy of the table to better reflect the current service levels and hours of cover received by Reuters as at the Signing Date.

3.3.8

The Parties shall work together in good faith to identify improvements to the Service Levels in Appendix A in each country in each case falling within the same commercial and performance parameters. BT shall implement any such identified improvements within a reasonable time period.

3.3.9	Similarly, the maximum time to repair Service Level under paragraph 4.4 of this Schedule shall be subject to the table in Appendix A, subject always to the overriding principle in paragraph 1.1.
3.3.10	Measurement of Availability

Availability shall be measured by BT using the most up to date and appropriate technology (which will include the use of traps from routers where applicable and may also include polling).

3.3.11	Measurement of Round Trip Delay

RTDs shall be measured by BT by sending two test packets of 100 bytes, * between designated BT MPLS Customer Edge (CE) routers. The measurement will be the time between a test packet being sent and returning to its origin. The Round Trip Delay measurement will be calculated as an average across all test packets sent and received over a calendar month.

3.3.12	Measurement of Packet Loss

Packet Loss is measured by sending, two test packets * between designated BT Customer Edge (CE) routers. Packet delivery statistics will be calculated as an average of all test packets sent and received over a calendar month.

*

To the extent it is able to do so, Reuters will measure Packet Loss and it shall report the results of such measurement(s) to BT:

(i)	from the demarcation point of the BT network at a Main Technical Centre to the demarcation point of the BT network at a Facility, and BT shall be solely responsible for such validated Packet Loss;
*	Text has been redacted for confidentiality

(ii)

from within a Main Technical Centre to within a Facility, and BT and Reuters will meet with a view (in good faith using reasonable endeavours) to agreeing the proportion of such Packet Loss attributable to the Services.

Reuters will provide BT with the reports used to identify the Packet Loss.

4.	Service Contract Measures
4.1.	Incident classification

In the event of a Service outage, failure or other degradation, BT shall assign a severity level in accordance with the table below (for the avoidance of doubt, BT shall only pay Service Credits on actual Incidents - see paragraph 3.1 above):

Incident severity	Nature of Incident

Severity 1	• *
Severity 2	• *
Severity 3	• *

For the avoidance of doubt, Severity Levels in the above table have no relationship to the Severity Levels applicable to the Existing Services.

4.2.	Alarm Monitoring and Feed to Reuters

BT will provide:

(v)	a real time feed of events describing service performance, which will be forwarded to the Reuters’ management system by BT (using the SNMP forwarding protocol) which will include the following events:
(i)	RTD threshold exceeded;
(ii)	Packet Loss threshold exceeded;
(iii)	circuit failure;
(iv)	an identifier of the affected Facility in a manner which is meaningful to Reuters.
(vi)

Access to online reports will be made available to Reuters by BT. These online reports will include access to historical utilisation, Packet Loss and RTD performance of the New Services. The Parties will, acting reasonably, define and agree core hours for at least each of the main territories, America, Europe and Asia. During these core hours all Gold, Silver and RDF datafeed sites *.

(vii)

The Parties agree that the exact definition of events to be forwarded and the details within the protocol will be defined by BT and Reuters to ensure that the appropriate information is available within six months following the Signing Date.

*	Text has been redacted for confidentiality

(viii)

In cases such as circuit failure, the alarms will not be forwarded immediately, but will be held in the processing system for a period of time (such period of time not to exceed ten seconds) to allow receipt of additional alarm information and correlation to provide a more meaningful feed of information to Reuters.

(ix)	The table below gives the frequency in minutes of the information update to be provided through the online reports:

Service Category

	Platinum	Gold Fast Converge	Gold Standard	Gold No Converge	Silver Fast Converge	Silver Standard	Silver No Converge	Bronze +	Bronze

Period through which report will be updated for Connections between Main Technical Centres and Facilities	*	*	*	*	*	*	*	*	*
Period through which report will be updated for Connections between Main Technical Centres	*	*	*	*	*	*	*	*	*

In the above table the reports available online will not contain information for the whole period measured at peak resolution. Rather, information for the last 3 months will be available at peak resolution whilst aged information will be aggregated (or “rolled up”) to provide measures over longer poll periods.

4.3.	Fault notification

In the event that an Incident affecting a Service occurs, in addition to the real time alarm feed set out in paragraph 4.2 and the on-line reports as set out in paragraph 4.2.5, BT will notify the Reuters help desk within the times (in minutes) set out in the table below:

Service Category

	Platinum	Gold Fast Converge	Gold Standard	Gold No Converge	Silver Fast Converge	Silver Standard	Silver No Converge	Bronze +	Bronze

Severity 1	*	*	*	*	*	*	*	*	*
Severity 2	*	*	*	*	*	*	*	*	*
Severity 3	*	*	*	*	*	*	*	*	*

Notification to Reuters by BT of an Incident will be measured from the time that the trouble ticket is opened at the BT Service Desk to the time that BT notifies Reuters that such Incident has been detected.

*	Text has been redacted for confidentiality

4.4.	Repair progress

BT will communicate to the Reuters help desk the progress of an Incident for so long as it is outstanding, as a minimum in accordance with the table below:

Service Category

	Platinum	Gold Fast Converge	Gold Standard	Gold No converge	Silver Fast converge	Silver Standard	Silver No Converge	Bronze +	Bronze

Severity 1	*	*	*	*	*	*	*	*	*
Severity 2	*	*	*	*	*	*	*	*	*
Severity 3	*
4.5.	Maximum time to repair

In the event that an Incident occurs, BT will repair such fault within the times set out in the table below:

Service Category

	Platinum	Gold Fast Converge	Gold Standard	Gold No converge	Silver Fast converge	Silver Standard	Silver No Converge	Bronze +	Bronze

Severity 1	*	*	*	*	*	*	*	*	*
Severity 2	*	*	*	*	*	*	*	*	*
Severity 3	*
4.6.	Orders, moves & changes

BT will ensure that orders, moves and changes to the Services shall be made as a maximum to the Service Levels set out below:

Service Category

	Platinum	Gold Fast Converge	Gold Standard	Gold No converge	Silver Fast converge	Silver Standard	Silver No Converge	Bronze +	Bronze

New installations or physical changes	* *
Logical changes	*	*			*

*

*	Text has been redacted for confidentiality

*

TP060870082

*	Text has been redacted for confidentiality

Appendix A

(See next page)

Appendix G

Replacement Schedule 6: Service Charges

Schedule 6

Service Charges

1.	Introduction and Definitions
1.1	This Schedule sets out the Service Charges for the Services throughout the term of the Agreement.
1.2	In this Schedule only the following terms shall have the following meanings:

“Core Network Services”	means the Services in respect of the Core Network;
“Discounted Prices”	* (i) * (ii) *
“Dual Running Start Date”	means the later of: (i) * (ii) *
“DVB PoP Equipment”	means the satellite equipment and associated racks provided by Reuters at a BT DVB PoP;
“DVB PoP Support Services”	means the installation and support by BT of the DVB PoP Equipment;
“Euro Countries”

means, from time to time, those countries in which the euro has been adopted as the single currency (currently Belgium, Germany, Greece, Spain, France, Ireland, Italy, Luxembourg, the Netherlands, Austria, Portugal and Finland);

*	Text has been redacted for confidentiality

“Initial Amount”	*
“Initial First Discount Multiplier”	*
* *
“Initial Undiscounted Price Book Value”	means the aggregate of the prices in the Price Books applied to the Starting Inventory as it exists at the Inventory Verification Date;
“Inventory Verification Date”	means the end of the calendar month in which the Parties agree the Starting Inventory in accordance with Clause 27.1;
“Labour Index”

means the labour index published by the Office for National Statistics at table 18.12 “Average earnings index: all employees: main industrial sectors” using the column headed “LNMT”, ‘Service industries (Divisions 50-93) Seasonally adjusted’;

“Managed Tail Circuit Price Book”	means a price book for Connections in relation to which BT provides the relevant managed tail circuits from a DVB PoP as part of the Services;
“Minimum Revenue Guarantee”	* (i) * (ii) *
*	Text has been redacted for confidentiality

* (iii) * (iv) *
“MRG Year”	*
“Non-Price Book Services”	means the Existing Services identified as “Non-Price Book Services” in Part B of Appendix A to this Schedule (as may be amended by agreement between the Parties from time to time);
“Non-Tail Circuit Price Book”	means a price book for Connections in relation to which BT does not provide the relevant tail circuits as part of the Services;
“Second Discount Multiplier”	*
*	Text has been redacted for confidentiality

“First Discount Multiplier”	*
“Price Book Services”	*
“price book”	means a matrix of prices for a Connection (variously expressed in US dollars, pounds sterling and euro), determined by: (i) * (ii) * (iii) * (each a “Price Book Parameter”);
“Price Book”	means each of the With Tail Circuit Price Book, Non-Tail Circuit Price Book and Managed Tail Circuit Price Book (and “Price Books” shall be construed accordingly);
“Professional Services”	means any work agreed by the Parties to be undertaken by BT from time to time in accordance with the man-day rates set out in paragraph 14;
“Second Discount Multiplier Date”	*
“Undiscounted Price Book Value”	means the aggregate of the prices in the Price Books applied to the Inventory; and
“With Tail Circuit Price Book”	means a price book for Connections in relation to which BT provides the relevant tail circuits as part of the Services.
1.3

For the avoidance of doubt, in this Schedule 6, for the purposes of the ordering and billing of new Connections pursuant to the Price Books, the Parties acknowledge that the term “Connection” may refer to a number of logical connections from the relevant Facility or facility of a supplier to the Reuters Group to one or more Reuters MTCs or DVB PoPs and that the price per Connection is to be construed accordingly.

*	Text has been redacted for confidentiality

2.	Agreement of Price Books
2.1

BT shall allocate the prices for Connections in the Price Books fairly and proportionately taking into account the Price Book Parameters for each Connection. To support the principles set out in Clause 8.7, BT will ensure that the Price Books are structured so as to incentivise the Reuters Group and its customers to mesh. In connection with this (but without limitation), the Parties will agree a suitable pricing mechanism (acting reasonably and in good faith) to recognise the aggregation of bandwidth for the purpose of calculating Service Charges for Connections of different Service Categories carried across the same physical circuit, subject to the capacity of that physical circuit.

2.2

As soon as reasonably practicable following the Signing Date (and in any event by the Closing Date, unless extended by agreement between the Parties in writing), BT (acting reasonably and in good faith) will prepare and provide to Reuters the Price Books (in such form and manner as the Parties may reasonably agree).

2.3

As soon as reasonably practicable following its receipt of the Price Books (and in any event within 20 Business Days, unless extended by agreement between the Parties in writing), Reuters shall review them. If, during that period, Reuters considers the Price Books do not comply with paragraph 0, it shall notify BT in writing and the Parties shall meet to discuss and agree the Price Books. For the avoidance of doubt, in the absence of such agreement either Party may escalate the matter in accordance with the Dispute Resolution Procedure. BT shall provide Reuters with such assistance (including access to the BT Personnel responsible for preparing the Price Books) as Reuters may reasonably require in order to review, understand and consider the Price Books during that period.

2.4

The Parties agree that the Managed Tail Price Book shall initially contain prices for Connections provided by way of a DVB PoP in * only. BT shall ensure that the prices set out in the Managed Tail Price Book for Connections provided by way of a DVB PoP in Wave 1 Countries are such *

*

BT shall use all reasonable endeavours to ensure that the Service Charges for Connections provided by way of * are priced in accordance with the principle in paragraph 2.4 above. BT shall submit to Reuters a proposal on the pricing of Connections provided by way of a * as soon as reasonably practicable and, in any event, by such time as is sufficient: (i) to allow Reuters a period of 30 days in which to accept or reject such proposal; and (ii) subsequent to such 30 day period, for Reuters to place, and BT to fulfil, Orders for such Connections in accordance with the Migration Plan. In the event that Reuters, at its reasonable discretion, agrees to such proposal (or part thereof), the agreed prices shall form part of the Managed Tail Price Book. For the avoidance of doubt, it shall not be a reasonable exercise of Reuters’ discretion not to agree to Service Charges priced in accordance with the principle in paragraph 2.4 above. For the avoidance of doubt, acceptance of the proposal shall not commit Reuters to placing Orders for Connections to be provided by way of a DVB PoP in any country.

*	Text has been redacted for confidentiality

*	The parties shall meet once per year (or with such frequency as they may otherwise agree) to discuss any issues relating to the Price Books.
3.	Price Book Charges until the Second Discount Multiplier Date
3.1	Subject to paragraph 3.2, the Service Charges for the Price Book Services shall be calculated by applying the Discounted Prices to the Inventory.

Before the Inventory Verification Date

3.2

The Parties acknowledge and agree that the Starting Inventory and the aggregate Service Charges for the Non-Price Book Services will not be known until the Inventory Verification Date and that, accordingly, the Initial First Discount Multiplier cannot be calculated with any accuracy until that date. *

First Discount Multiplier

3.3	*
3.4	*
3.5

For the purposes of calculating the Undiscounted Price Book Value for any calendar month, pounds sterling and euro amounts will be translated into US dollar amounts using the WM/Reuters Closing Spot Rates as at the first day of that calendar month.

After the Inventory Verification Date

3.6	*
*	Text has been redacted for confidentiality

(A)	*
(B)	*
3.7	*
3.8	*

Agreement of Service Categories

3.9

The Parties acknowledge and agree that the appropriate Service Category for existing Connections cannot always be ascertained prior to the migration of those Connections pursuant to the Migration Plan. Accordingly, in order to apply the Discounted Prices to existing Connections prior to the date on which those Connections are migrated pursuant to the Migration Plan, the Parties will (acting reasonably and in good faith) discuss and agree the appropriate Service Category for each such Connection as part of the agreement of the Price Books and the Starting Inventory. Following such agreement, each Service Category agreed for a Connection shall be deemed to be the Service Category for that Connection for the purposes of this Schedule 6 and the Starting Inventory and Inventory shall be amended accordingly.

ADSL

3.10	*

ADSL connections *

3.11	Until the migration of ADSL connections in *, Reuters agrees that in any one Contract Year it will *, *
*	Text has been redacted for confidentiality

RDX Ring

3.12	The Starting Inventory shall include the circuits that make up the RDX Ring *
4.	Price Book Charges from the Second Discount Multiplier Date
4.1	*
4.2	*
4.3	*

*

*

(A)	*
(B)	*

*

4.4	*
*	Text has been redacted for confidentiality

*

*

(A)	*

*

*

(B)	*

*

*

(C)	*

*

(D)	*

*

(E)	*
4.5	*
4.6	*
4.7	*
*	Text has been redacted for confidentiality

5.	Application of Price Books
5.1	*
5.2	*
5.3	*
6.	Moves, Adds and Changes
6.1	The date on which an addition to, cancellation of or change to a Connection shall be deemed to have occurred shall be as follows:
(A)

in respect of a new Connection (which, for the avoidance of doubt, shall not include a replacement Connection installed as part of the migration of an existing Connection pursuant to the Migration Plan), *;

(B)	(subject to paragraph 6.5) in respect of a cancelled Connection, the later of:
(i)	* following the date on which BT receives notice from Reuters that it wishes to cancel that Connection; and
(ii)	*
(C)	in respect of a change to the bandwidth of a Connection, the later of;
(i)	*
(ii)	*
(D)	*
6.2	For the purposes of this Schedule 6, any addition to, cancellation of or change to a Connection that occurs prior to the Migration Due Date shall be deemed to change the Inventory:
*	Text has been redacted for confidentiality

(A)	if the addition to, cancellation of or change to a Connection occurred on or before the 15th (fifteenth) day of a calendar month, from the end of that calendar month; and
(B)	if the addition to, cancellation of or change to a Connection occurred after the 15th (fifteenth) day of a calendar month, from the end of the subsequent calendar month.
6.3

For the purposes of this Schedule 6, any addition to, cancellation of or change to a Connection from the Migration Due Date shall be deemed to change the Inventory from the end of the calendar month in which it occurred.

6.4

If at any time a Party reasonably considers that the other Party is manipulating the timing of changes to the Inventory resulting from any cancellations of, changes to, or additions to Connections, it may raise this matter at the next meeting of the Joint Management Council with a view to the Parties agreeing an appropriate adjustment to the dates on which changes to the Inventory are deemed to take effect in accordance with paragraph 6.1 to 6.3.

6.5	*
6.6	*
7.	Changes to the Starting Inventory after the Inventory Verification Date

Inventory Correction Orders

7.1

If, following the Inventory Verification Date, either Party discovers a matter that it considers renders the Starting Inventory inaccurate (including, for the avoidance of doubt, a change to the Service Category for a Connection agreed pursuant to paragraph 3.6) it shall submit to the other Party a written notice identifying that matter and proposing the resulting change to the Inventory (an “Inventory Correction Order”). Within 10 Business Days of the other Party’s receipt of that order, the other Party shall notify the Party who submitted the Inventory Correction Order that:

(A)

it agrees with the Inventory Correction Order (and the Starting Inventory and the Inventory shall be deemed to have changed as determined by the Inventory Correction Order as at the date of such notice); or

(B)

it disagrees with Inventory Correction Order (and, as soon as reasonably practicable following that notification, the Parties shall meet to discuss the Inventory Correction Order and agree any resulting change to the Starting Inventory and the Inventory in good faith).

*	Text has been redacted for confidentiality

If the Party receiving the Inventory Correction Order does not raise any objections to that Inventory Correction Order within 10 Business Days it shall be deemed to have been agreed.

7.2

As soon as reasonably practicable following the Signing Date, the Parties shall (acting reasonably and in good faith) agree the form of an Inventory Correction Order and establish guidelines for determining whether a matter can reasonably be considered to render the Starting Inventory inaccurate. For the avoidance of doubt, both Parties shall act reasonably and in good faith in submitting and considering Inventory Correction Orders and any dispute about whether a matter renders the Starting Inventory inaccurate shall be resolved pursuant to the Dispute Resolution Procedure.

Adjustment of Initial First Discount Multiplier

7.3	The Initial First Discount Multiplier shall be reviewed and, if paragraph 0 applies, recalculated at the end of every calendar quarter.
7.4

Where the aggregate net value of changes to the Service Charges for the Price Book Services (in respect of the Starting Inventory) resulting from changes to the Starting Inventory as a result of Inventory Correction Orders (the “Net Inventory Value Change”) *, then the Initial First Discount Multiplier shall be recalculated based on the Starting Inventory as adjusted by the aggregate Inventory Correction Orders agreed pursuant to paragraph 0 and the scale agreed by the Parties pursuant to paragraph 3.4 shall be amended accordingly. The First Discount Multiplier shall be recalculated based on the amended Initial First Discount Multiplier and the amended scale and shall apply to the Price Books from the start of the subsequent calendar quarter.

7.5

Any Inventory Correction Orders taken into account to recalculate the Initial First Discount Multiplier in accordance with paragraph 0 shall not be included when calculating the Net Inventory Value Change for any subsequent period.

7.6

If at any time a Party reasonably considers that the net value or frequency of changes to the Service Charges for the Price Book Services resulting from changes to the Starting Inventory as a result of Inventory Correction Orders is excessive, it may raise this matter at the next meeting of the Joint Management Council.

8.	Dual Running
8.1

In the event that the average period of time from the Dual Running Start Date to the date on which BT receives a Service Acceptance Notice in respect of all migrated Connections during the period from the Closing Date to the Migration Date (the “Average Period”) exceeds * then Reuters shall pay to BT an amount equal to:

*	Text has been redacted for confidentiality

The average daily Services Charges for all replacement Connections made pursuant to the Migration Plan	X	The number of replacement Connections made pursuant to the Migration Plan	X	The number of days by which the Average Period *
8.2	For the avoidance of doubt, in the event that the Average Period *
8.3

For the purpose of calculating the average daily Service Charges for all replacement Connections made pursuant to the Migration Plan in accordance with paragraph 8.1, pounds sterling and euro amounts will be translated into US dollar amounts using the WM/Reuters Closing Spot Rates as at the Migration Date (and, in the case of an interim payment made pursuant to paragraph 8.6, the WM/Reuters Closing Spot Rates as at a date agreed by the Parties).

8.4

As soon as reasonably practicable following the Migration Date, BT shall notify Reuters in writing of the Average Period. In the event that Reuters raises any objections to that notice, the Parties shall meet to discuss and agree in good faith the amount of the payment due in accordance with paragraph 0 (such agreement not to be unreasonably withheld or delayed). *.

8.5	BT shall, at the end of every calendar quarter until the Migration Date, notify Reuters in writing of the Average Period for that calendar quarter.
8.6	In the event that the Average Period is * during the period from the Closing Date to the Migration Date, *
9.	Nash Services and the New Test Network
9.1	BT shall promptly issue Reuters with credit notes (which shall be applied against the subsequent invoice) in respect of any Service Charges that relate to:
(A)	any Nash Services * following the Closing Date * calculated by applying the Discounted Prices to all Connections that comprise the Nash Services;
(B)	*
*	Text has been redacted for confidentiality

(C)	*
9.2	*
10.	Core Network
10.1	The Service Charges for the Core Network Services *
(A)	*
(B)	*
(C)	*
10.2	*
10.3	*
11.	Non-Price Book Services
11.1

As soon as reasonably practicable following the Signing Date, the Parties shall (acting reasonably and in good faith) discuss and agree the Service Charges for the Non-Price Book Services. For the avoidance of doubt, in discussing and agreeing such Service Charges, BT shall comply with the provisions of Clause 26.3.

11.2	* For the avoidance of doubt, any net additions to such vLAN switches shall be chargeable in accordance with the Service Charges agreed for the Non-Price Book Services pursuant to paragraph 11.1.
*	Text has been redacted for confidentiality

12.	Minimum Revenue Guarantee
12.1	*
12.2	*
12.3	*
12.4	*
13.	DVB PoP Support Services
13.1	Subject always to the provisions of Clause 26.3, the Services Charges for the DVB PoP Support Services shall, for each individual site, be as follows (unless agreed otherwise by the Parties):

Roof Space Costs

Antenna Space - Roof space for each Antenna, including single fed 48V DC 4A protected power feed (or local equivalent power feed):

*

Installation and survey fees for roof space for each individual site, including rights of way, landlord permits, power cabling and ducts:

*

Internal Building Costs

Rental of building footprint for standard rack, including dual fed 240V AC 16A with IEC 309 single phase protected power feeds (or local equivalent rating) includes power consumption up to 900w / rack position:

*

*	Text has been redacted for confidentiality

Installation of footprint including power cabling and ducts:

*

Support Costs

Support for power cycling at the request of Reuters and connecting to the communication interfaces as required to provide the services (and other reasonable actions as may be agreed between the Parties from time to time) in respect of the DVB PoP Equipment:

On-site Remote Hands:

*

On Call Remote Hands:

*

13.2

The above rates for remote hand support are only valid for work undertaken in accordance with this Agreement and for the period up to the first anniversary of the Closing Date after which such rates will be subject to variation in accordance with the index set out in paragraph 18 (subject always to the provisions of Clause 26.3.

13.3

For the purposes of calculating the Service Charges in this paragraph 16, the above pounds sterling amounts will be translated (as applicable) into US dollar and euro amounts using the WM rates of exchange as at the Closing Date.

14.	Professional Services
14.1	Subject always to the provisions of Clause 26.3, the following professional services man-day rates shall be applied to any work undertaken pursuant to this Agreement on a time and materials basis.
14.2	Table of man-day rates:

Grade	Daily Rate (£)

Project Director/Technical Director	*
Senior Project Manager/Technical Design Authority	*
Project Manager/Technical Designer	*
Customer Engineer	*
(A)	For the purposes of this paragraph and paragraph 13, a “man-day” shall comprise the normal working hours of 9.00am to 5.00pm on a Business Day, a working time of 7 hours per day.
*	Text has been redacted for confidentiality

(B)	Rates for work required on these days and outside the normal working hours are subject to specific approval by the Parties.
(C)	No expenses for travel within the country in which the professional services are provided shall be chargeable in addition to the Service Charges for those professional services.
(D)	The Parties shall agree the chargeable expenses prior to commencement of any commissioned work.
(E)

The above man-day rates are only valid for work undertaken in accordance with this Agreement and for the period up to the first anniversary of the Closing Date after which the man-day rates will be subject to variation in accordance with the index set out in paragraph 18 (subject always to the provisions of Clause 26.3).

(F)	Any Professional Services must be agreed in writing by authorised signatories notified by each Party to the other in advance, in accordance with the Change Control Procedure.
15.	Charges for Additional Services
15.1

Charges for Additional Services shall, save where expressly set out in this Agreement, be determined through the Change Control Procedure. BT shall invoice, and Reuters shall pay, the agreed charges for the Additional Services within 30 days of its receipt of the invoice (unless otherwise agreed by the Parties).

15.2	For the avoidance of doubt, the Service Charges payable in respect of the Satellite Services shall be those set out in Schedule 2 Part 2B (Satellite Services).
16.	Service Credits

Where Service Credits are payable by BT to Reuters in accordance with Clause 28 (Service Credits) and Schedule 5 (Service Levels and Credits) such Service Credits shall be credited against the subsequent invoice for the Service Charges.

17.	Invoicing and Payment

Timing of Invoices

17.1

Prior to the Migration Due Date, BT shall procure that invoices in respect of the Service Charges for the Price Book Services shall be issued monthly in advance on the first day of each calendar month.

17.2

From the Migration Due Date, BT shall procure that invoices in respect of the Service Charges for the Price Book Services shall be issued on the 15th (fifteenth) day of the calendar month to which those Services Charges relate.

17.3

The Parties shall (acting reasonably and in good faith) agree appropriate additional invoices or credit notes to address any underpayment or overpayment (as the case may be) of the Service Charges for the Price Book Services which may be caused by;

(A)	the change to the date on which invoices are issued in accordance with this paragraph 17;
(B)	the change to the date on which changes to the Inventory become effective in accordance with paragraph 6; and
(C)	the implementation of the Second Discount Multiplier,

in each case as a result of the Migration Due Date falling part way through a calendar month.

Currency of and parties to Invoices prior to the Inventory Verification Date

17.4	Prior to the Inventory Verification Date BT shall procure that invoices in respect of the Service Charges for the Services shall be issued to Reuters Limited and shall be in US dollars.
17.5

BT shall procure that any invoice or credit note issued pursuant to paragraph 3.7 or 3.8 (as the case may be) shall be issued by the member of the BT Group and in the currency as set out in paragraph 17.3.

Currency of and parties to Invoices following the Inventory Verification Date

17.6

Following the Inventory Verification Date, BT shall procure that invoices in respect of the Service Charges for the Price Book Services, any DVB PoP Support Service and Professional Service shall be issued:

(A)	in respect of Connections to Facilities or any DVB Support Services or Professional Services provided in the United States, to Reuters America LLC and shall be in US dollars;
(B)

in respect of Connections to Facilities or any DVB Support Services or Professional Services provided in the United Kingdom (and the Isle of Man and the Channel Islands), to Reuters Limited and shall be in pounds sterling;

(C)

in respect of Connections to Facilities or any DVB Support Services or Professional Services provided in Euro Countries, Switzerland, Norway, Sweden, Denmark and Iceland, to Reuters Limited and shall be in euros; and

(D)	in respect of Connections to Facilities or any DVB Support Services or Professional Services provided in all other parts of the world, to Reuters Limited and shall be in US dollars.
17.7

Both before and after the Inventory Verification Date, BT shall procure that invoices in respect of the Service Charges for the Non-Price Book Services and the Core Network Services shall be issued to Reuters Limited and shall be in US dollars.

17.8	BT shall ensure that each invoice referred to in paragraphs 17.3 to 17.6 is issued by a member of the BT Group that properly incurs costs and normally conducts its business in the currency of that invoice and BT shall provide all information that Reuters may reasonably require in order to verify that this is the case.

17.9	Subject to paragraph 17.3, invoices for the Service Charges shall be in the form reasonably agreed between the Parties.
17.10

The Parties will work together to agree the most cost-effective form of invoicing for Additional Services taking into consideration paragraph 17.5 to 17.7 and any relevant tax or regulatory implication, provided that neither Party shall as a consequence be required to pay more, or receive less, than it would otherwise have done.

17.11

Conversion to pounds sterling of the VAT element of any invoice issued in the UK by BT or a member of the BT Group in other than pounds sterling shall be in accordance with the WM/Reuters Closing Spot Rate as at the date of the invoice.

Payment of Invoices

17.12	Reuters shall pay, or shall procure the payment by the relevant members of the Reuters Group of, the Service Charges (less Service Credits) in cleared funds in accordance with the following terms:
(A)

any invoice issued prior to the Migration Due Date for the Service Charges for the Price Book Services, * “banking day” shall mean a day on which banks are open for the transaction of normal banking business in the country in which the party in receipt of the invoice is located); and

(B)

in all other cases (including, for the avoidance of doubt, any invoice issued following the Migration Date for the Services Charges for the Price Book Services), * by the relevant member of the Reuters Group.

All such payments made to BT, other members of the BT Group and Third Party Service Providers shall be made by BACS payment (or as otherwise agreed by the Parties) to the account or accounts nominated by BT from time to time.

18.	Indexing of Man-Day Rates
18.1

At the beginning of the second Contract Year and each subsequent Contract Year, all man-day and rates set out in paragraphs 13 and 14 shall be reviewed and determined in accordance with the following formula:

P1 = P x	(	L2)

L1

where

P1 = the revised man-day rate;

*	Text has been redacted for confidentiality

P1	=	the revised man-day rate;
P	=	the man-day rate immediately prior to the review date;
L2	=

the average of the Labour Index for a period of 3 months. The index to be averaged shall be the index prevailing at the review date and the index for the two months immediately preceding the review date; and

L1	=	the average of the Labour Index for a period of 3 months. The index to be averaged shall be the index prevailing twelve, thirteen and fourteen months prior to the review date.
18.2

Where the published Labour Index is stated to be a provisional figure or is subsequently amended, the figure to be applied shall be the figure that is ultimately confirmed or amended (as the case may be), unless otherwise agreed by the Parties.

18.3

In the event that any changes occur to the basis of the Labour Index or the Office for National Statistics ceases to publish the Labour Index, the Parties shall agree a fair and reasonable adjustment to the relevant index or a revised formula (as the case may be) that in each case shall have substantially the same affect as that specified at paragraph 18.1.

TP060830117

Appendix A

Existing Services

Part A

Price Book Services

*

*

•	*
•	*

*

*

Part B

Non-Price Book Services

*

*

*

*

*

*

*

*	Text has been redacted for confidentiality

Appendix B

First Discount Multiplier

Part A

The First Discount Multiplier for any calendar month shall depend on the Undiscounted Price Book Value as at the first day of that calendar month and shall be as follows:

Undiscounted Price Book Value	First Discount Multiplier

*	*
*	*
*	*

Part B

An indicative scaling table is set out below:

Undiscounted Price Book Value US$M	First Discount Multiplier	Undiscounted Price Book Value US$M	First Discount Multiplier

*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*

*

*	Text has been redacted for confidentiality

Appendix H

Replacement Schedule 9: Migration Dependencies

Schedule 9

Migration Dependencies

1.	INTRODUCTION

Reuters shall procure the achievement of the first Migration Dependency by the relevant date shown and shall procure achievement of the second and third Migration Dependency throughout the period from the Amendment Date until the Migration Date.

2.	MIGRATION DEPENDENCIES

Migration Dependency No.	Due Date	Description

1.	*	Reuters shall place a Valid Order for all Connections that are used to provide a Reuters Customer Service, IME or Editorial at all Facilities covered by this Agreement.
2.	*	Reuters shall not exceed the throughput volumes for Valid Orders as set out in the Migration Plan, without the prior written consent of BT.
3.	*

Reuters will procure its customers’ consent to and reasonable co-operation with the Migration activities set out in the Migration Plan and Schedule 4 and, in particular, will procure that its customers allow BT Personnel reasonable access on reasonable notice to their sites to allow BT Personnel to complete its Migration activities set out in the Migration Plan (provided that it shall not be unreasonable for Reuters customers to require that such access be granted outside the customer’s normal working hours).

*	Text has been redacted for confidentiality

2

2.1	Reuters shall, to the extent that the information is necessary for BT to fulfil the order, provide the following information to BT when placing an Order for a Connection at a Facility:
(A)	address, post code (if such concept exists) and telephone number(s) for the Facility;
(B)	a contact person for the Facility who is authorised to deal with matters with matters relating to Migration; and
(C)	the Service Standards and Service Package information set out in the definition of SAC in paragraph 1 of Schedule 2 Part 1B in respect of that Connection.
2.2

Reuters acknowledges and agrees that for the purposes of the Migration Dependencies set out above, an order in respect of a Connection from a DVB PoP location to a Facility shall not be considered valid unless Reuters has first provided to BT at the relevant premises of a member of the BT Group or a Subcontractor any DVB PoP pre-configured infrastructure (together with all reasonably necessary instructions for installation and maintenance (where maintenance is required by Reuters)) necessary for Reuters to utilise that Connection for its customer. Notwithstanding the foregoing, an Order will be considered valid if the failure by Reuters to install all DVB PoP infrastructure necessary for BT to fulfil that Order is a result of BT’s failure to comply with its obligations under Clause 9.6 to provide access to the relevant premises.

2.3

During the order process, Reuters will provide, no later than * prior to the due date of the PTT installation of the tail circuit and providing Reuters have been informed of that due date, such IP addresses as reasonably required by BT to fulfil the order. These IP addresses will be limited to Reuters’ host addresses and client side addresses of the BT router.

2.4	(i)

Reuters acknowledges that, in relation to a connection that has been the subject of an RXN A-end shift, the use of “hot cuts” (i.e. migration without the benefit of a dual running period) is a way of reducing the costs associated with the migration of that connection to an MPLS or other IP network capable of providing the New Services to the New Service Levels;

(ii)

Reuters agrees that it will consent to the use of “hot cuts” in relation to the migration of connections other than those for an FGA or RGA Customers (the connections for which will, for the avoidance of doubt, be subject to the standard migration approach), provided that “hot cuts” shall only be performed during Maintenance Windows; and

(iii)

each party shall continue to research and discuss in good faith alternative solutions to the migration of connections other than by the use of “hot cuts” in order to try to minimise the impact and disruption caused by migration to Reuters, its customers and any of their respective services.

*	Text has been redacted for confidentiality

TP060880125

Appendix I

Replacement Schedule 12: Contract Management

Schedule 12

Contract Management

In this Schedule only, the following terms shall have the following meanings:

“Contract Amendment Form” means a form to be agreed between the Parties, a draft of which is set out in Part 4 of this Schedule;

“Contract Change Request Form” means a form to be agreed between the Parties, a draft of which is set out in Part 3 of this Schedule; and

“Order Process” means the process, agreed between the Parties in accordance with Part 2 of this Schedule, for processing Orders.

1.	Introduction
1.1	The purpose of this Part of Schedule 12 is to provide the Parties with manageable procedures which can be followed when:
a)	submitting, reviewing, agreeing and/or implementing a Change, and
b)	submitting, approving and processing an Order.

Part 1

(Change Control Procedure)

1	Authority
1.1	Either Party may request a Change. A Request for a Change shall be directed to the following BT Authority or Reuters Authority (as applicable) in respect of the applicable category of Change:

BT Authority	Reuters Authority

Chris North	Christopher Hagman or Stewart Beaumont
2.	General
2.1	Both Parties shall act reasonably and in good faith in progressing and implementing the Change Control Procedure set out in this Schedule.
2.2	Subject to paragraph 4, each Party shall be liable for its own costs in connection with progressing and agreeing the terms of a Change through the Change Control Procedure.
2.3	Until a Change is agreed between the Parties in accordance with this Schedule, BT shall, or shall procure that each member of the BT Group and its Subcontractors shall:
2.3.1	continue to provide the Services as if the request had not been made; and

2.3.2	be liable for any expense incurred by it if it carries out a Change without approval of Reuters in respect of that Change.
2.4

For the avoidance of doubt, any approval given by Reuters in respect of a Change shall not in any way absolve either Party of any obligation under this Agreement (as amended by the relevant Contract Amendment Form).

2.5

In the event that the Parties are unable to resolve any dispute arising under the Change Control Procedure (including, without limitation, in respect of any timeframe or costs following discussions pursuant to paragraph 7 or the detail and contents of a Contract Amendment Form), such dispute may be escalated by either Party in accordance with Clause 18 (Dispute Resolution) of this Agreement.

3.	Reuters Request for a Change
3.1	Where Reuters requests a Change, Reuters shall provide to BT a completed Change Request Form containing:
3.1.1	the reason for the relevant Change; and
3.1.2	such reasonable details of the relevant Change so as to enable BT to consider the Change request and to complete a Contract Amendment Form.
3.2

The relevant BT Authority shall acknowledge receipt of the Change Request Form in writing and advise Reuters of the reference number assigned by BT in respect of that Change request within one (1) Business Day of receipt.

3.3

Subject to paragraphs 4 (High Complexity Change Requests) and 8 (Priority Change Requests), BT shall complete and sign a proposed Contract Amendment Form in response to a Change Request Form received from Reuters and send it to Reuters within ten (10) Business Days of receipt of that Change Request Form, or such longer period in accordance with paragraph 3.4.

3.4

Reuters will respond promptly to BT’s requests for information reasonably required for BT to complete a Contract Amendment Form. To the extent BT is unable to complete a proposed Contract Amendment Form within the timeframe referred to in paragraph 3.3 as a result of a lack of information that is in Reuters’ possession or control and that it has requested from Reuters, then such timeframe shall be extended to include a reasonable period after such information is provided by Reuters.

4.	High Complexity Change Requests
4.1

Where a request for a Change by Reuters is in BT’s reasonable opinion of a highly complex nature and BT will incur costs in deploying additional resources to research and assess the Change, BT shall notify Reuters in writing within five (5) Business Days of receipt of the Change Request Form of:

4.1.1	its likely direct and reasonable charges in preparing the Contract Amendment Form (calculated in accordance with the rate card in Schedule 6 unless agreed otherwise);
4.1.2

where, in its reasonable opinion, the time required to prepare the Contract Amendment Form is likely to be longer than ten (10) Business Days from receipt of that Change Request Form, the date on which the Contract Amendment Form will be delivered, provided that such period shall be no longer than is reasonably required taking into account the complexity of the requested Change, (a “Complexity Response”).

4.2	Within ten (10) working days of receipt by Reuters of a Complexity Response, Reuters shall:
4.2.1	notify BT in writing that it should proceed with the preparation of the Contract Amendment Form in accordance with the terms of the Complexity Response;
4.2.2

notify BT that it wishes to discuss in good faith the terms of the Complexity Response with a view to agreeing the same (and, promptly following such notification, the Parties shall meet to discuss the same in good faith); or

4.2.3	withdraw the Change Request Form.
4.3

Save where Reuters has withdrawn the Change Request Form, BT shall complete and sign a proposed Contract Amendment Form in response to a Change Request Form received from Reuters and send it to Reuters within the period set out in the Complexity Response or (where the Parties have agreed a different period in accordance with paragraph 4.2.2) by such other date as the Parties have agreed.

4.4

Subject to receipt of a valid invoice from BT, Reuters shall reimburse BT for its direct and reasonable charges (calculated in accordance with the rate card in Schedule 6 unless agreed otherwise) properly incurred in the preparation of the Contract Amendment Form referred to in paragraph 4.3, subject to a maximum amount as set out in the Complexity Response or (where the Parties have agreed a different cap on costs in accordance with paragraph 4.2.2) subject to such maximum as the Parties have agreed. BT shall use reasonable endeavours to keep such charges to a minimum.

5.	BT Request for a Change
5.1	Where BT requests a Change, BT shall complete, sign and provide to Reuters a proposed Contract Amendment Form containing:
5.1.1	the reason for the relevant Change; and
5.1.2	all other information required to be included by paragraph 6.
6.	Contract Amendment Forms
6.1

All Contract Amendment Forms completed by BT will be based upon the Change Request Form and will be accompanied by such additional information relating to the implementation and effect of the Change reasonably required for the Reuters Authority to understand the requested Change. Such information will include:

6.1.1	a timetable for implementation of the Change;
6.1.2	any proposed change to the Initial Charges, Additional Charges or the New Service Charges or the mechanism for charging for the same;
6.1.3	a list of deliverables, obligations or resources required for implementing the Change;
6.1.4	the date of expiry or validity for the Contract Amendment Form;
6.1.5	any relevant acceptance or test criteria and the proposed test plan; and
6.1.6	an impact analysis of the Change, (an “Impact Assessment”).

6.2	The Impact Assessment will, where applicable, provide details of the impact of the Change on the following:
6.2.1	scope of the Agreement;
6.2.2	the proposed transition from the Existing Services to the New Services;
6.2.3	cost or amount, quality, functionality and timing with respect to any Services provided under this Agreement;
6.2.4	Service Levels;
6.2.5	the security or integrity of any Reuters Group systems and/or data;
6.2.6	the security or integrity of any of the Connections or of the Platinum Service Standard;
6.2.7	delivery dates including any of the Migration Milestones;
6.2.8	network capacity;
6.2.9	third party agreements;
6.2.10	related systems and services;
6.2.11	functionality of any part of the BT Group’s networks; and
6.2.12	any other matter reasonably requested by Reuters or reasonably considered by BT to be relevant.
7.	Discussion and agreement of Contract Amendment Forms
7.1

Within ten (10) working days after receipt from BT of the Contract Amendment Form and any additional information reasonably requested by Reuters, Reuters shall indicate its approval or otherwise of the Contract Amendment Form.

7.2

If Reuters does not approve the Contract Amendment Form, the Parties shall endeavour (acting reasonably and in good faith) to reach agreement on any changes required to the Contract Amendment Form to make it acceptable to both Parties. In the course of those endeavours BT shall provide to Reuters such additional information as Reuters may reasonably require in order to better understand and assess the Contract Amendment Form.

7.3

Where a proposed Change is required by Applicable Legislation, although the terms of the Contract Amendment Form may be discussed in accordance with this Schedule, the Parties agree that the Change must ultimately be made. Accordingly each Party shall act reasonably when discussing the Contract Amendment Form, giving particular consideration to the required timing of the Change.

7.4

If a proposed Contract Amendment Form is not accepted within thirty (30) Business Days (or any longer time specified by BT) of receipt of such form by Reuters, BT may withdraw the Contract Amendment Form, provided that discussions under paragraph 7.2 are not continuing.

7.5	Upon the Contract Amendment Form being executed by both Parties:
7.5.1	the Agreement will be taken to have been amended in accordance with the Contract Amendment Form;
7.5.2	each Party shall fulfil its obligations in accordance with the Agreement (as amended by the Contract Amendment Form) and the Contract Amendment Form to implement the Change.
7.6

A Contract Amendment Form in respect of a Change to the Agreement or any of its Schedules which has been agreed and validly executed by (in respect of BT) Chris North and (in respect of Reuters) Christopher Hagman or Stewart Beaumont, or in each case their replacement, shall be a valid amendment in accordance with Clause 42.1.

8.	Priority Change Requests
8.1	Either Party may identify (in writing, as part of the original Change Request/Contract Amendment Form, as applicable, or otherwise) a Change as a high priority Change:
8.1.1	relating to a Service;
8.1.2	relating to the security or integrity of any Reuters Group systems and/or data or any systems or data of a Reuters Group customer;
8.1.3	relating to the security or integrity of any of the Connections or of the Platinum Category of Service; or
8.1.4	required to be made by Applicable Legislation or to ensure that the Services comply with Applicable Legislation,

(a “Priority Change”).

8.2

Each Party shall act reasonably and in good faith with a view to progressing Priority Changes through the Change Control Procedure in a timely manner taking into account the urgency of the requested Change.

8.3

Without prejudice to the generality of paragraph 8.2, the Parties may agree the terms for the implementation of a Priority Change through the oral agreement of the Reuters Representative and the BT Representative, provided that such agreement is confirmed in writing as soon as reasonably practicable thereafter.

9.	Documentation
9.1	BT shall keep and maintain detailed historical records of all Changes and executed Contract Amendment Forms and their current status.
9.2	On Reuters’ reasonable request (no more than once in any Contract Year), BT shall provide access to such historical records.

Part 2

(Order Process)

1.	Order Process
1.1

Prior to the Closing Date, the Parties shall (acting reasonably and in good faith) agree the Order Process (including related forms). Thereafter, on an ongoing basis, the Parties shall (acting reasonably and in good faith) agree any developments and modifications to the Order Process as may be required.

1.2

Orders placed by Reuters to BT in respect of the Services under this Agreement shall be made in accordance with the Order Process. Unless otherwise agreed in writing, an order in respect of the Services shall only be valid if processed in accordance with such Order Process.

2.	Online Order Process
2.1

The Parties shall work together (acting reasonably and in good faith) to implement a fully online order process in respect of Orders placed by Reuters to BT under this Agreement as soon as reasonably practicable and, in any case, no later than 12 months after the Closing Date.

2.2

BT shall consult with Reuters in good faith prior to the implementation of such online order process and shall take into consideration Reuters’ reasonable requirements in the implementation of such process.

2.3

Without prejudice to paragraphs 2.1 and 2.2, the Parties agree that changes to the Order Process (including, for the avoidance of doubt, changes required for the implementation of an online order process) shall be subject to the Change Control Procedure.

3.	Documentation
3.1	BT shall keep and maintain an Order Process database containing detailed records of all Order Process Changes, executed Order Process Acknowledgement Forms and their current status.

TP060880121

PART 3

CONTRACT CHANGE REQUEST FORM

Change Request	Change Reference Number:

Title:
Originator:
Date of Initiation:
Details of Proposed Change
(To include reason for change and appropriate details/specifications. Identify any attachments as A1, A2, A3 etc.)

Authorised by Reuters	Date:
Name:
Signature:
Received by BT	Date:
Name:
Signature:

PART 4

CONTRACT AMENDMENT FORM

This amendment confirms that the Agreement dated                          , between British Telecommunications plc whose registered office is at 81 Newgate Street, London, EC1A 7AJ and Reuters Limited whose registered office is at The Reuters Building, South Colonnade, Canary Wharf, London, E14 5EP is hereby amended as follows:

Contract Amendment Form	Change Reference Number:
Date of Amendment:	Customer Contract Number:
Details of Proposed Change (including commencement date)
Note: This amendment is not valid unless signed by both BT and Reuters.
[VALUE OF THIS AMENDMENT]:

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED
SIGNED ON BEHALF OF:	SIGNED ON BEHALF OF:
BT	Reuters
Signature	Signature
Name	Name
Title	Title
Date	Date

Appendix J

Amendments to Schedule 1: Definitions

Part A

New Definitions

“Agreed Costs”	means the amount in US Dollars (per week or part thereof of Data Centre Delay) as set out in Schedule 16;
“Agreed Savings”	means the amount in US Dollars (per week or part thereof of Early Data Centre Migration) as set out in Schedule 16;
“Amended Agreement”	means the Existing Agreement as amended by the Parties pursuant to the Letter of Amendment;
“Amendment Date”	means 31 March 2006;
“Data Centre Delay”	means, in respect of a data centre referred to in the Migration Plan, a delay in the completion of the migration tasks as set out in and required by the Migration Plan;
“Early Data Centre Migration”

means, in respect of a data centre referred to in the Migration Plan, the completion of the migration tasks as set out in and required by the Migration Plan by a date earlier than the Migration Plan due date for completion;

“Existing Agreement”	means the Network Services Agreement entered into by Reuters Limited and British Telecommunications plc on March 9 2005 as amended by the Parties between that date and the Amendment Date;
“Final Migration Notice”	means a Migration Notice issued by BT on receipt from Reuters of the final Service Acceptance Notice for the final Facility to be migrated;
“IDN Migration”	means the migration of an IDN Service at a Reuters customer;
“IOS Upgrade”

means the first implementation of any version upgrade of the integrated operating system of those routers used on BT’s MPLS or other IP network used to provide the New Services (for example, an upgrade from version 5.1 to 5.2 or version 5.1.1 to 5.1.2), in each case after release by Cisco and not the roll-out of a version previously tested in accordance with Clauses 6.18 to 6.23;

“* Milestone”	means compliance in full with those aspects of the Migration Plan which are due for completion on or before * (or such other date as the parties may agree through the Change Control Procedure);
*	Text has been redacted for confidentiality

2

“* Milestone Due Date”	means * or such other date as the parties may agree through the Change Control Procedure;
“* Review Session”	has the meaning set out in Clause 6.14;
“* Milestone”	means Migration Milestone number 1 as set out at paragraph 2A of Schedule 4 (Migration Milestones);
“* Review Session”	has the meaning set out in Clause 6.14;
“Letter of Amendment”	means the letter of amendment signed by the Parties on 31 March 2006;
“Milestone Due Date”

means the date on which a Migration Milestone is required to be achieved as set out in Schedule 4 (Migration Milestones) as such date may be required to be amended from time to time in accordance with this Amendment Agreement or, if earlier, the Migration Date;

“Monthly Review Sessions”	has the meaning set out in Clause 6.10;
“Operational Quarterly Review”	has the meaning set out in Clause 6.5;
“RXN A-end Shift”

means a shifting of the A-end of a physical circuit used to provide the Existing Services which is located at a data centre and not located at the premises of a customer of a member of the Reuters Group;

“Six Month Review Sessions”	has the meaning set out in Clause 6.12;
“Subsequent Review Sessions”	has the meaning set out in Clause 6.14;
“Review Sessions”	has the meaning set out in Clause 6.14;
*	Text has been redacted for confidentiality

3

Part B

Amended Definitions

“Buffer Period”	has the meaning given to it in Clause 6.14.3;
“Connection”

means a logical connection (including, where necessary to provide that logical connection, a physical circuit) providing connectivity between:

(i) a Reuters MTC and a Facility or a facility of a supplier to the Reuters Group; or

(ii) a point of presence and a Facility or a facility of a supplier to the Reuters Group,

which, in each case, is sufficient to allow the provision of the New Services, and “Connected” will be interpreted accordingly;

“Migration LDs”	means the amounts calculated under Clause 6.14.4 as a result of delays in the implementation of the Migration Plan and which are payable to Reuters under Clause 6.14.5;
“Migration Plan”	means the baseline migration plan v. 6.0 known as the “Bourget/Brook Plan” dated 30 March 2006, as set out in Appendix L to the Letter of Amendment;
“Migration Surcharge”	means the amounts calculated under Clause 6.14.3 as a result of delays in the implementation of the Migration Plan and which are payable to BT under Clause 6.14.5;
“Migration Date”	means the date of the Final Migration Notice to be delivered under Clause 6.21;
“Migration Due Date”

the date on which Migration Milestone 1 is required to be achieved as set out in Schedule 4 (Migration Milestones) as such date may be required to be amended from time to time in accordance with this Amendment Agreement or, if earlier, the Migration Date;

“Starting Inventory”	means the Inventory as at *;
“Valid Order”

means an order for a Connection which satisfies the requirements of paragraphs 2.1 to 2.3 of Schedule 9 (Migration Dependencies) (but excluding any order which has been cancelled by Reuters prior to it having received an RFS Notice, other than where BT has not progressed the order in accordance with the timescales set out in paragraph 4 of Schedule 5 Part 2);

TP060880123
*	Text has been redacted for confidentiality

Appendix K

New Schedule 16: Agreed Costs

Count	Region	Country	City	Address	Reference Code (NASM Central Generated)	Data/ Distribution Centre Type	Data/ Distribution Centre Owner	Reduced Annual Data Centre Cost at point of closure USD (000)	Reduced Weekly Data Centre Costs at Point of Closure USD (000)
1	*	*	*	*	*	*	*	*	*
2	*	*	*	*	*	*	*	*	*
3	*	*	*	*	*	*	*	*	*
4	*	*	*	*	*	*	*	*	*
5	*	*	*	*	*	*	*	*	*
6	*	*	*	*	*	*	*	*	*
7	*	*	*	*	*	*	*	*	*
8	*	*	*	*	*	*	*	*	*
9	*	*	*	*	*	*	*	*	*
10	*	*	*	*	*	*	*	*	*
11	*	*	*	*	*	*	*	*	*
12	*	*	*	*	*	*	*	*	*
13	*	*	*	*	*	*	*	*	*
14	*	*	*	*	*	*	*	*	*
15	*	*	*	*	*	*	*	*	*
16	*	*	*	*	*	*	*	*	*
17	*	*	*	*	*	*	*	*	*
18	*	*	*	*	*	*	*	*	*
19	*	*	*	*	*	*	*	*	*
20	*	*	*	*	*	*	*	*	*
21	*	*	*	*	*	*	*	*	*
22	*	*	*	*	*	*	*	*	*
23	*	*	*	*	*	*	*	*	*
24	*	*	*	*	*	*	*	*	*
25	*	*	*	*	*	*	*	*	*
26	*	*	*	*	*	*	*	*	*
27	*	*	*	*	*	*	*	*	*
28	*	*	*	*	*	*	*	*	*
29	*	*	*	*	*	*	*	*	*
30	*	*	*	*	*	*	*	*	*
31	*	*	*	*	*	*	*	*	*
32	*	*	*	*	*	*	*	*	*
33	*	*	*	*	*	*	*	*	*
34	*	*	*	*	*	*	*	*	*
35	*	*	*	*	*	*	*	*	*
36	*	*	*	*	*	*	*	*	*
37	*	*	*	*	*	*	*	*	*
38	*	*	*	*	*	*	*	*	*
39	*	*	*	*	*	*	*	*	*
40	*	*	*	*	*	*	*	*	*

*	Text has been redacted for confidentiality

41	*	*	*	*	*	*	*	*	*
42	*	*	*	*	*	*	*	*	*
43	*	*	*	*	*	*	*	*	*
44	*	*	*	*	*	*	*	*	*
45	*	*	*	*	*	*	*	*	*
46	*	*	*	*	*	*	*	*	*
47	*	*	*	*	*	*	*	*	*
48	*	*	*	*	*	*	*	*	*
49	*	*	*	*	*	*	*	*	*
50	*	*	*	*	*	*	*	*	*
51	*	*	*	*	*	*	*	*	*
52	*	*	*	*	*	*	*	*	*
53	*	*	*	*	*	*	*	*	*
54	*	*	*	*	*	*	*	*	*
55	*	*	*	*	*	*	*	*	*
56	*	*	*	*	*	*	*	*	*
57	*	*	*	*	*	*	*	*	*
58	*	*	*	*	*	*	*	*	*
59	*	*	*	*	*	*	*	*	*
60	*	*	*	*	*	*	*	*	*
61	*	*	*	*	*	*	*	*	*
62	*	*	*	*	*	*	*	*	*
63	*	*	*	*	*	*	*	*	*
64	*	*	*	*	*	*	*	*	*
65	*	*	*	*	*	*	*	*	*
66	*	*	*	*	*	*	*	*	*
67	*	*	*	*	*	*	*	*	*
68	*	*	*	*	*	*	*	*	*
69	*	*	*	*	*	*	*	*	*
70	*	*	*	*	*	*	*	*	*
71	*	*	*	*	*	*	*	*	*
72	*	*	*	*	*	*	*	*	*
73	*	*	*	*	*	*	*	*	*
74	*	*	*	*	*	*	*	*	*
75	*	*	*	*	*	*	*	*	*
76	*	*	*	*	*	*	*	*	*
77	*	*	*	*	*	*	*	*	*
78	*	*	*	*	*	*	*	*	*
79	*	*	*	*	*	*	*	*	*
80	*	*	*	*	*	*	*	*	*
81	*	*	*	*	*	*	*	*	*
82	*	*	*	*	*	*	*	*	*
83	*	*	*	*	*	*	*	*	*
84	*	*	*	*	*	*	*	*	*

*	Text has been redacted for confidentiality

85	*	*	*	*	*	*	*	*	*
86	*	*	*	*	*	*	*	*	*
87	*	*	*	*	*	*	*	*	*
88	*	*	*	*	*	*	*	*	*
89	*	*	*	*	*	*	*	*	*
90	*	*	*	*	*	*	*	*	*
91	*	*	*	*	*	*	*	*	*
92	*	*	*	*	*	*	*	*	*
93	*	*	*	*	*	*	*	*	*
94	*	*	*	*	*	*	*	*	*
95	*	*	*	*	*	*	*	*	*
96	*	*	*	*	*	*	*	*	*
97	*	*	*	*	*	*	*	*	*
98	*	*	*	*	*	*	*	*	*
99	*	*	*	*	*	*	*	*	*
100	*	*	*	*	*	*	*	*	*
101	*	*	*	*	*	*	*	*	*
102	*	*	*	*	*	*	*	*	*
103	*	*	*	*	*	*	*	*	*
104	*	*	*	*	*	*	*	*	*
105	*	*	*	*	*	*	*	*	*
106	*	*	*	*	*	*	*	*	*
107	*	*	*	*	*	*	*	*	*
108	*	*	*	*	*	*	*	*	*
109	*	*	*	*	*	*	*	*	*
110	*	*	*	*	*	*	*	*	*
111	*	*	*	*	*	*	*	*	*
112	*	*	*	*	*	*	*	*	*
113	*	*	*	*	*	*	*	*	*
114	*	*	*	*	*	*	*	*	*
115	*	*	*	*	*	*	*	*	*
116	*	*	*	*	*	*	*	*	*
117	*	*	*	*	*	*	*	*	*
118	*	*	*	*	*	*	*	*	*
119	*	*	*	*	*	*	*	*	*
120	*	*	*	*	*	*	*	*	*
121	*	*	*	*	*	*	*	*	*
122	*	*	*	*	*	*	*	*	*
123	*	*	*	*	*	*	*	*	*
124	*	*	*	*	*	*	*	*	*
125	*	*	*	*	*	*	*	*	*
126	*	*	*	*	*	*	*	*	*
127	*	*	*	*	*	*	*	*	*
128	*	*	*	*	*	*	*	*	*
129	*	*	*	*	*	*	*	*	*
130	*	*	*	*	*	*	*	*	*
131	*	*	*	*	*	*	*	*	*
132	*	*	*	*	*	*	*	*	*
133	*	*	*	*	*	*	*	*	*
134	*	*	*	*	*	*	*	*	*
135	*	*	*	*	*	*	*	*	*
136	*	*	*	*	*	*	*	*	*
137	*	*	*	*	*	*	*	*	*
138	*	*	*	*	*	*	*	*	*

*	Text has been redacted for confidentiality

139	*	*	*	*	*	*	*	*	*
140	*	*	*	*	*	*	*	*	*
141	*	*	*	*	*	*	*	*	*
142	*	*	*	*	*	*	*	*	*
143	*	*	*	*	*	*	*	*	*
144	*	*	*	*	*	*	*	*	*
145	*	*	*	*	*	*	*	*	*
146	*	*	*	*	*	*	*	*	*
147	*	*	*	*	*	*	*	*	*
148	*	*	*	*	*	*	*	*	*
149	*	*	*	*	*	*	*	*	*
150	*	*	*	*	*	*	*	*	*
151	*	*	*	*	*	*	*	*	*
152	*	*	*	*	*	*	*	*	*
153	*	*	*	*	*	*	*	*	*
154	*	*	*	*	*	*	*	*	*
155	*	*	*	*	*	*	*	*	*
156	*	*	*	*	*	*	*	*	*
157	*	*	*	*	*	*	*	*	*
158	*	*	*	*	*	*	*	*	*
159	*	*	*	*	*	*	*	*	*
160	*	*	*	*	*	*	*	*	*
161	*	*	*	*	*	*	*	*	*
162	*	*	*	*	*	*	*	*	*
163	*	*	*	*	*	*	*	*	*
164	*	*	*	*	*	*	*	*	*
165	*	*	*	*	*	*	*	*	*
166	*	*	*	*	*	*	*	*	*
167	*	*	*	*	*	*	*	*	*
168	*	*	*	*	*	*	*	*	*
169	*	*	*	*	*	*	*	*	*
170	*	*	*	*	*	*	*	*	*
171	*	*	*	*	*	*	*	*	*
172	*	*	*	*	*	*	*	*	*
173	*	*	*	*	*	*	*	*	*
174	*	*	*	*	*	*	*	*	*
175	*	*	*	*	*	*	*	*	*
176	*	*	*	*	*	*	*	*	*
177	*	*	*	*	*	*	*	*	*
178	*	*	*	*	*	*	*	*	*
179	*	*	*	*	*	*	*	*	*
								*	*
*	Text has been redacted for confidentiality

Appendix L

Migration Plan

Keystone Migration Plan – Version 6.0

Strictly Private & Confidential – Subject to Contract

Keystone Programme

Migration Plan

Version:	6.0
Date:	30th March 2006

30th March 2006 – 6.0	Strictly Private and Confidential – Subject To Contract	Page 1 of 48

Keystone Migration Plan – Version 6.0

Contents:

*

*	Text has been redacted for confidentiality

30th March 2006 – 6.0	Strictly Private and Confidential – Subject To Contract	Page 2 of 48

Keystone Migration Plan – Version 6.0

*

*	Text has been redacted for confidentiality

30th March 2006 – 6.0	Strictly Private and Confidential – Subject To Contract	Page 3 of 48

Keystone Migration Plan – Version 6.0

1	Purpose of Document

This document provides a summary of the Migration Plan components, the key changes and the factors which have remained constant between version 4.0 and version 6.0 of the Migration Plan. The document also lists the numerous related planning documentation and assumptions which collectively constitute the Migration Plan.

Once agreed and approved by the Keystone Joint Steering Committee, this document will be updated as and when key assumptions and outputs change and such changes will be managed through agreed change control processes.

*

*

*	Text has been redacted for confidentiality

30th March 2006 – 6.0	Strictly Private and Confidential – Subject To Contract	Page 4 of 48

Keystone Migration Plan – Version 6.0

*

*

*

*

*

*

*

*

*

*

*

*

*

*

*	Text has been redacted for confidentiality

30th March 2006 – 6.0	Strictly Private and Confidential – Subject To Contract	Page 5 of 48

Keystone Migration Plan – Version 6.0

*

*

*

*

*

*

*	Text has been redacted for confidentiality

30th March 2006 – 6.0	Strictly Private and Confidential – Subject To Contract	Page 6 of 48

Keystone Migration Plan – Version 6.0

*

*

*

*

*	Text has been redacted for confidentiality

30th March 2006 – 6.0	Strictly Private and Confidential – Subject To Contract	Page 7 of 48

Keystone Migration Plan – Version 6.0

*

*	Text has been redacted for confidentiality

30th March 2006 – 6.0	Strictly Private and Confidential – Subject To Contract	Page 8 of 48

Keystone Migration Plan – Version 6.0

*

*

*

*

*

*

*

*

*

*

*

*

*

*

*

*

*

*

*

*

*	Text has been redacted for confidentiality

30th March 2006 – 6.0	Strictly Private and Confidential – Subject To Contract	Page 9 of 48

Keystone Migration Plan – Version 6.0

*

*

*

*

*

*

*

*

*

*

*

*

*

*

*

*

*

*

*

*	Text has been redacted for confidentiality

30th March 2006 – 6.0	Strictly Private and Confidential – Subject To Contract	Page 10 of 48

Keystone Migration Plan – Version 6.0

*

*

*

*

*

*

*

*

*

*

*

*

*

*

*	Text has been redacted for confidentiality

30th March 2006 – 6.0	Strictly Private and Confidential – Subject To Contract	Page 11 of 48

Keystone Migration Plan – Version 6.0

*

*

*

*

*

*

*

*

*

*

*

*

*

*

*

*	Text has been redacted for confidentiality

30th March 2006 – 6.0	Strictly Private and Confidential – Subject To Contract	Page 12 of 48

Keystone Migration Plan – Version 6.0

*

*

*

*

*

*

*

*

*

*

*

*

*

*	Text has been redacted for confidentiality

30th March 2006 – 6.0	Strictly Private and Confidential – Subject To Contract	Page 13 of 48

Keystone Migration Plan – Version 6.0

*

*

*

*

*

*

*

*

*

*	Text has been redacted for confidentiality

30th March 2006 – 6.0	Strictly Private and Confidential – Subject To Contract	Page 14 of 48

Keystone Migration Plan – Version 6.0

*

*

*

*

*

*

*

*

*

*

*

*

*

*

*	Text has been redacted for confidentiality

30th March 2006 – 6.0	Strictly Private and Confidential – Subject To Contract	Page 15 of 48

Keystone Migration Plan – Version 6.0

*

*

*

*

*

*

*

*

*

*

*

*

*

*

*

*

*

*

*

*

*

*

*

*

*

*

*	Text has been redacted for confidentiality

30th March 2006 – 6.0	Strictly Private and Confidential – Subject To Contract	Page 16 of 48

Keystone Migration Plan – Version 6.0

*

*

*

*

*

*

*

*

*

*

*

*

*

*

*

*

*

*

*

*

*	Text has been redacted for confidentiality

30th March 2006 – 6.0	Strictly Private and Confidential – Subject To Contract	Page 17 of 48

Keystone Migration Plan – Version 6.0

*

*

*

*

*

*

*

*

*

*

*	Text has been redacted for confidentiality

30th March 2006 – 6.0	Strictly Private and Confidential – Subject To Contract	Page 18 of 48

Keystone Migration Plan – Version 6.0

*

*

*

*

*

*

*

*	Text has been redacted for confidentiality

30th March 2006 – 6.0	Strictly Private and Confidential – Subject To Contract	Page 19 of 48

Keystone Migration Plan – Version 6.0

*

*

*

*	Text has been redacted for confidentiality

30th March 2006 – 6.0	Strictly Private and Confidential – Subject To Contract	Page 20 of 48

Keystone Migration Plan – Version 6.0

*

*

*	Text has been redacted for confidentiality

30th March 2006 – 6.0	Strictly Private and Confidential – Subject To Contract	Page 21 of 48

Keystone Migration Plan – Version 6.0

*

*

*

*	Text has been redacted for confidentiality

30th March 2006 – 6.0	Strictly Private and Confidential – Subject To Contract	Page 22 of 48

Keystone Migration Plan – Version 6.0

*

*

*	Text has been redacted for confidentiality

30th March 2006 – 6.0	Strictly Private and Confidential – Subject To Contract	Page 23 of 48

Keystone Migration Plan – Version 6.0

*

*

*	Text has been redacted for confidentiality

30th March 2006 – 6.0	Strictly Private and Confidential – Subject To Contract	Page 24 of 48

Keystone Migration Plan – Version 6.0

*

*

*	Text has been redacted for confidentiality

30th March 2006 – 6.0	Strictly Private and Confidential – Subject To Contract	Page 25 of 48

Keystone Migration Plan – Version 6.0

*

*

*	Text has been redacted for confidentiality

30th March 2006 – 6.0	Strictly Private and Confidential – Subject To Contract	Page 26 of 48

Keystone Migration Plan – Version 6.0

*

*

*	Text has been redacted for confidentiality

30th March 2006 – 6.0	Strictly Private and Confidential – Subject To Contract	Page 27 of 48

Keystone Migration Plan – Version 6.0

*

*

*	Text has been redacted for confidentiality

30th March 2006 – 6.0	Strictly Private and Confidential – Subject To Contract	Page 28 of 48

Keystone Migration Plan – Version 6.0

*

*	Text has been redacted for confidentiality

30th March 2006 – 6.0	Strictly Private and Confidential – Subject To Contract	Page 29 of 48

Keystone Migration Plan – Version 6.0

*

*

*

*

*

*

*

*

*

*

*

*

*

*

*

*

*

*

*

*

*

*

*	Text has been redacted for confidentiality

30th March 2006 – 6.0	Strictly Private and Confidential – Subject To Contract	Page 30 of 48

Keystone Migration Plan – Version 6.0

*

*

*

*

*

*

*

*

*

*

*

*

*

*	Text has been redacted for confidentiality

30th March 2006 – 6.0	Strictly Private and Confidential – Subject To Contract	Page 31 of 48

Keystone Migration Plan – Version 6.0

*

*

*	Text has been redacted for confidentiality

30th March 2006 – 6.0	Strictly Private and Confidential – Subject To Contract	Page 32 of 48

Keystone Migration Plan – Version 6.0

*Portions marked with asterisks have been omitted pursuant to a request for confidential treatment, and have been filed separately in connection with such request.

*

*	Text has been redacted for confidentiality

30th March 2006 – 6.0	Strictly Private and Confidential – Subject To Contract	Page 33 of 48

Keystone Migration Plan – Version 6.0

*Portions marked with asterisks have been omitted pursuant to a request for confidential treatment, and have been filed separately in connection with such request.

*

*

*	Text has been redacted for confidentiality

30th March 2006 – 6.0	Strictly Private and Confidential – Subject To Contract	Page 34 of 48

Keystone Migration Plan – Version 6.0

*Portions marked with asterisks have been omitted pursuant to a request for confidential treatment, and have been filed separately in connection with such request.

*

*

*	Text has been redacted for confidentiality

30th March 2006 – 6.0	Strictly Private and Confidential – Subject To Contract	Page 35 of 48

Keystone Migration Plan – Version 6.0

*

*	Text has been redacted for confidentiality

30th March 2006 – 6.0	Strictly Private and Confidential – Subject To Contract	Page 36 of 48

Keystone Migration Plan – Version 6.0

*Portions marked with asterisks have been omitted pursuant to a request for confidential treatment, and have been filed separately in connection with such request.

*

*	Text has been redacted for confidentiality

30th March 2006 – 6.0	Strictly Private and Confidential – Subject To Contract	Page 37 of 48

Keystone Migration Plan – Version 6.0

*

*	Text has been redacted for confidentiality

30th March 2006 – 6.0	Strictly Private and Confidential – Subject To Contract	Page 38 of 48

Keystone Migration Plan – Version 6.0

*

*	Text has been redacted for confidentiality

30th March 2006 – 6.0	Strictly Private and Confidential – Subject To Contract	Page 39 of 48

Keystone Migration Plan – Version 6.0

*Portions marked with asterisks have been omitted pursuant to a request for confidential treatment, and have been filed separately in connection with such request.

*

*

*	Text has been redacted for confidentiality

30th March 2006 – 6.0	Strictly Private and Confidential – Subject To Contract	Page 40 of 48

Keystone Migration Plan – Version 6.0

*Portions marked with asterisks have been omitted pursuant to a request for confidential treatment, and have been filed separately in connection with such request.

*

*

*	Text has been redacted for confidentiality

30th March 2006 – 6.0	Strictly Private and Confidential – Subject To Contract	Page 41 of 48

Keystone Migration Plan – Version 6.0

*Portions marked with asterisks have been omitted pursuant to a request for confidential treatment, and have been filed separately in connection with such request.

*

*

*	Text has been redacted for confidentiality

30th March 2006 – 6.0	Strictly Private and Confidential – Subject To Contract	Page 42 of 48

Keystone Migration Plan – Version 6.0

*Portions marked with asterisks have been omitted pursuant to a request for confidential treatment, and have been filed separately in connection with such request.

*

*

*

*	Text has been redacted for confidentiality

30th March 2006 – 6.0	Strictly Private and Confidential – Subject To Contract	Page 43 of 48

Keystone Migration Plan – Version 6.0

*

*

*	Text has been redacted for confidentiality

30th March 2006 – 6.0	Strictly Private and Confidential – Subject To Contract	Page 44 of 48

Keystone Migration Plan – Version 6.0

*

*	Text has been redacted for confidentiality

30th March 2006 – 6.0	Strictly Private and Confidential – Subject To Contract	Page 45 of 48

Keystone Migration Plan – Version 6.0

*Portions marked with asterisks have been omitted pursuant to a request for confidential treatment, and have been filed separately in connection with such request.

*

*

*	Text has been redacted for confidentiality

30th March 2006 – 6.0	Strictly Private and Confidential – Subject To Contract	Page 46 of 48

Keystone Migration Plan – Version 6.0

*Portions marked with asterisks have been omitted pursuant to a request for confidential treatment, and have been filed separately in connection with such request.

*

*

*	Text has been redacted for confidentiality

30th March 2006 – 6.0	Strictly Private and Confidential – Subject To Contract	Page 47 of 48

Keystone Migration Plan – Version 6.0

*

*

*	Text has been redacted for confidentiality

30th March 2006 – 6.0	Strictly Private and Confidential – Subject To Contract	Page 48 of 48

*

Neil Rogers

British Telecommunications plc

81 Newgate Street

London EC1A 7AJ

31 March 2006

Dear Neil,

Side Letter to the Network Services Agreement

I refer to the Network Services Agreement dated 9 March 2005 between Reuters Limited (“Reuters”) and British Telecommunications plc (“BT”) (the “Agreement”). Except where expressly provided otherwise, capitalised terms in this letter shall have the meanings given to them in the Agreement.

Objective

This document details the parties’ agreement in relation to certain aspects of the Price Book. The following items are covered:

1.	The treatment of 34 Mb and above circuits for the purpose of creating the initial Price Book from the Starting Inventory and going forward.
2.	The treatment of new “Reuters non consolidated” connections.
3.	The treatment of new sub 34 Mb legacy connections (both MES and MNS) for billing going forward.
4.	The credit methodology applied to new meshed Reuters legacy connections with Third party services.

The parties acknowledge and agree that (i) other than in respect of objective 2 above, this letter relates to legacy connections only and shall not apply to connections on an MPLS network; and (ii) other than in respect of the agreement set out in the first two paragraphs of the section entitled “Agreed Principles”, this letter is *.

To the extent that there is any inconsistency between the provisions of this letter and Schedule 6 of the Agreement, the provisions of this letter shall prevail.

Agreed Principles

Reuters’ ordering is Connection or Service Package based rather than physical circuit based. Reuters will order Connections with Service Categories from BT. BT will decide what physical circuit to implement for MPLS, and excess capacity on the circuits will be BT’s responsibility. The Starting Inventory will be mapped to Connections with Service Categories.

*

Reuters Limited The Reuters Building South Colonnade Canary Wharf London E14 5EP Tel (020) 7250 1122
A subsidiary of Reuters Group Plc Reg. Office as above Reg. No. 145516 England
*	Text has been redacted for confidentiality

*

*

*

*

*

1. 34 and above Circuits in service at 31 December 2005.

1.1 – 34 MB and above Connection Bandwidth for Starting Inventory

*

*

*

*

*

*

*

*

*

*

*

*	Text has been redacted for confidentiality

*

*

*

*

*

*

1.2 – Treatment of Legacy 34 Mb and above Circuits going forward.

*

*

*

*

*

*

*

*

*

*	Text has been redacted for confidentiality

*

*

*

*

*

*

*

*

1.3 – Treatment of New 34 Mb + Circuits installed after 31st December 2005.

*

*

*

*

2. The treatment of new “Reuters non consolidated” connections.

*

*	Text has been redacted for confidentiality

3. The treatment of new sub 34 MB legacy connections (both MES and MNS) for billing going forward.

*

*

4. Credit methodology applied to new meshed Reuters legacy connections with third party services.

*

*

5. General

Except as otherwise expressly set out herein, each party shall perform its obligations and carry out all activities necessary to give full effect to this letter at its own cost.

This letter shall be governed by and construed in accordance with English Law.

Please sign and date the attached copy of this letter to confirm BT’s agreement with its terms and the amendments to the Agreement effected by this letter.

Kind regards,

/s/ Barry Woodward for and on behalf of Reuters Limited

I hereby confirm BT’s agreement with the amendments to the Agreement effected by this letter.

Signed	/s/ Neil Rogers	date	31/3/2006

Neil Rogers

for and on behalf of British Telecommunications plc

TP060830131

*	Text has been redacted for confidentiality

AMENDMENT TO NETWORK SERVICES AGREEMENT

This amendment (the “Amendment”) is made the 19th day of December 2006 between:
(1)	British Telecommunications PLC, a company incorporated in England (registered number 01800000) whose registered office is at 81 Newgate Street, London EC1A 7AJ (“BT”), and
(2)	REUTERS LIMITED, a company incorporated in England (registered number 145516) whose registered office is at Reuters Building, South Colonnade, Canary Wharf, London E14 5EP (“Reuters”).

WHEREAS:

(A)

This Amendment records certain amendments to the Network Services Agreement dated 9th March 2005 (as amended on 31st March 2006) between Reuters and BT (the “Agreement”) and should be read in conjunction with the Agreement.

(B)

Under the terms of the Agreement, Reuters provides members of the BT Group with access to and use of the Relevant Sites and associated facilities to enable the BT Group to supply the Services to the Reuters Group and other services to third parties in the jurisdictions of the Relevant Sites.

(C)	The Parties now wish to create a framework setting out the terms for:
(i)

subject to any third party consents, Reuters or the relevant member of the Reuters Group will legally transfer the leases of each Relevant Site to the relevant member of the BT Group, and in respect of * (GSS), subject to BT’s negotiations with the GSS landlord and at BT’s sole discretion, Reuters or the relevant member of the Reuters Group will either surrender its lease of GSS and the relevant member of the BT Group will simultaneously enter into a new lease of GSS or Reuters or the relevant member of the Reuters Group will otherwise assign the lease of GSS to the relevant member of the BT Group;

(ii)

(a) the sale of the Infrastructure Assets owned by Reuters or the relevant member of the Reuters Group to the relevant member of the BT Group and, (b) subject to any third party consents, the legal transfer by Reuters or the relevant member of the Reuters Group to the relevant member of the BT Group of the leases or licences relating to the Infrastructure Assets, and (c) subject to any third party consents, the legal transfer of the contracts or the relevant parts thereof relating to the maintenance and upkeep of any such assets; and

(iii)	the grant of licences by the BT Group to the Reuters Group to continue to use, occupy and enjoy the Relevant Sites according to the terms of this Amendment (the BT Property Services) .
(D)	Reuters has agreed to pay, or procure the payment of the charges associated with the BT Property Services on the terms of this Amendment.
(E)

In the event of any inconsistency between this Amendment and the Agreement, the provisions of this Amendment shall prevail. Capitalised terms not defined in this Amendment are to have the meaning given to them in the Agreement. Except as expressly set out in this Amendment, the Agreement remains un-amended and in full force and effect.

*	Text has been redacted for confidentiality

1 of 17

In consideration of the mutual agreements set out in this Amendment, with effect from the date of this Addendum (the “Effective Date”), IT IS HEREBY AGREED AS FOLLOWS:

1	DEFINITIONS

For the purposes of this Amendment, the following capitalised terms shall have the following meaning:

*;

*;

“Relevant Sites” means the data centres set out in Appendix 1, as the same may be added to from time to time in accordance with the terms of this Amendment;

“Independent Expert” has the meaning ascribed to it in clause 11;

“Infrastructure Assets” means the power infrastructure and operating environment assets at the Relevant Sites owned by or leased or licensed to, Reuters or a member of the Reuters Group immediately prior to the Effective Date (as more particularly described in Appendix 2);

“GSS Long Stop Date” means *, or such other date that the Parties may agree in writing;

“Migration Period” means, in respect of each Relevant Site, the period from the Effective Date until six months from the date on which the migration tasks as set out in and required by the Migration Plan are completed for each Relevant Site; and

“Relevant Sites Long Stop Date” means *, or such other date that the Parties may agree in writing;

2.	Leases to Relevant Sites

GSS Relevant Site

2.1

Subject to BT’s negotiations with the GSS landlord, the Parties acknowledge that in relation to GSS, the existing lease for GSS will, at BT’s sole discretion, either be assigned to BT or the relevant member of the BT Group or, subject to each of the Parties obtaining the landlord’s consent, Reuters will simultaneously surrender its existing lease of the GSS Relevant Site immediately upon BT entering into a new lease with the landlord for the GSS Relevant Site (the GSS New Lease).

*	Text has been redacted for confidentiality

2 of 17

2.2

Pursuant to clause 2.1, whether BT elects to achieve the assignment of the existing lease for GSS or otherwise intends to enter into the GSS New Lease, BT shall provide the landlord with any appropriate deposit, guarantees or other forms of security reasonably required by the landlord, and BT shall use its reasonable endeavours to enter into the GSS New Lease with the landlord, or the Parties shall each use their reasonable endeavours, work in good faith and provide all references, other evidence and information reasonably requested by the landlord in order to achieve the assignment of the existing Reuters lease of GSS, as the case may be, as soon as reasonably possible from the Effective Date and in any event no later than the GSS Long Stop Date.

2.3

Subject to clause 2.1, where BT or the relevant member of the BT Group intends to enter into the GSS New Lease, the Parties acknowledge that BT shall only be permitted to refuse to enter into the GSS New Lease if the terms and conditions of the GSS New Lease as proposed by the landlord are more onerous than fair market standard terms. For the avoidance of doubt such terms and conditions proposed by the landlord for the GSS New Lease shall be considered to represent fair market standard terms to the extent that they are terms and conditions which are currently included in the existing Reuters lease of the GSS Relevant Site.

2.4

Subject to clause 2.1, where BT or the relevant member of the BT Group intends to enter into the GSS New Lease, in the event that there is a dispute between BT and Reuters as to whether the proposed terms of the GSS New Lease do not represent fair market standard terms any such dispute shall be determined by the Independent Expert pursuant to clause 11.

2.5

BT agrees that where it enters into the GSS New Lease pursuant to the terms of this Amendment, the term of such GSS New Lease will be not less than the period required to enable the Parties to comply with their respective obligations and commitments under the Migration Plan.

2.6

In order to facilitate either the assignment of the existing lease for GSS to BT or the relevant member of the BT Group, or BT or the relevant member of the BT Group entering into the GSS New Lease with the landlord, Reuters shall provide (as soon as reasonably practicable from the Effective Date) all relevant documentation, information and assistance that BT may reasonably require (subject to any duty of confidentiality that Reuters owes the landlord) in relation to either obtaining the GSS landlord’s consent to the assignment of the existing Reuters lease of GSS to BT or the relevant member of the BT Group, or otherwise enabling BT to enter into the GSS New Lease and Reuters to achieve the surrender of its existing lease of GSS, as the case may be. In addition, Reuters shall attend with BT (if requested by BT) an introductory meeting with the landlord. Thereafter, Reuters agrees, upon request by BT (and at BT’s cost), to participate in any further meetings (to the extent reasonably required by BT) that may take place between BT and the landlord relating to the assignment of the existing lease for GSS or the negotiations of the GSS New Lease.

2.7

BT also agrees, upon request by Reuters, to participate in any further meetings (to the extent reasonably required by Reuters) that may take place between Reuters and the landlord of GSS relating to the surrender of the existing lease.

*	Text has been redacted for confidentiality

3 of 17

2.8

In the event that the existing GSS lease is assigned to BT or the relevant member of the BT Group, BT shall, as of the date of the assignment of the existing GSS lease to it or the relevant member of the BT Group, at the GSS landlord's request, enter into a direct covenant with the GSS landlord to observe and perform the terms of the existing GSS lease with effect from the date of such assignment. *

2.9

Without prejudice to Reuters intention to procure the same in relation to the existing GSS lease, BT shall use its reasonable efforts to seek to procure that the landlord agrees to waive all of Reuters liabilities under the existing GSS lease on its assignment or surrender, in consideration of the existing lease being assigned to BT, or BT entering into the GSS New Lease, as applicable. Following the date of the grant of the GSS New Lease or the date of the assignment of the existing GSS lease to BT or the relevant member of the BT Group, as applicable, BT *.

2.10	*, following the date of the grant of the GSS New Lease or the date of the assignment of the existing GSS lease to BT or the relevant member of the BT Group *
2.11	*

*

*

*

*

*	Text has been redacted for confidentiality

4 of 17

2.12	*.

Relevant Sites other than GSS

2.13

The Parties shall (working together and in good faith) use all reasonable endeavours to obtain the consent of all relevant persons to the legal transfer of the existing leases of the Relevant Sites (other than the GSS Relevant Site, as the case may be) from Reuters or the relevant Reuters Group member to BT or the relevant member of the BT Group (the Property Consents) by no later than the Relevant Sites Long Stop Date.

2.14

Both Parties agree to supply or procure the supply to the relevant persons of all references and other evidence and information reasonably required by such persons in order to obtain the Property Consents.

2.15

BT or the relevant member of the BT Group agrees to provide any guarantees, deposits or other forms of security which the relevant persons are entitled to require under the existing leases for the Relevant Sites.

2.16

(a) BT or the relevant member of the BT Group shall, as requested by the relevant landlord, enter into a direct covenant with the landlord to observe and perform the terms of the relevant lease with effect from the date of its legal transfer. *

(b) *

*

*

*

*

*

(ii)	BT complies with the provisions of Clause 23.3.1 of the Agreement; and

*	Text has been redacted for confidentiality

5 of 17

(iii)	BT notifies Reuters in writing of any claim arising under this Clause 2.16 (b) within * of the legal transfer of the lease for such Relevant Site hereunder.
2.17

If any landlord shall lawfully and reasonably require any works of repair and/or decoration to be carried out pursuant to the terms of the lease of the Relevant Site prior to the issue of the relevant Property Consents *.

2.18

Except as set out in clause 2.17 above (where for the avoidance of doubt, *) the Parties agree that all costs associated with the Property Consents and the legal transfer of the leases of the Relevant Sites shall be borne by BT or the relevant member of the BT Group up to a maximum cap of * per Relevant Site. Any costs arising in relation to the foregoing in excess of the maximum cap shall be shared equally between the Parties.

3.	Infrastructure Assets
3.1

Subject to the legal transfer of each of the leases for the Relevant Sites to BT or the relevant member of the BT Group and the relevant member of the BT Group entering into the GSS New Lease in accordance with Clause 2, as the case may be, and subject to payment by BT to Reuters of the charges for the Infrastructure Assets set out in Appendix 2, Reuters agrees to:

(i) sell or procure the sale of the Infrastructure Assets owned (not subject to any charge or security) by Reuters or a member of the Reuters Group to BT or the relevant member of the BT Group at each of the Relevant Sites upon the legal transfer of the lease for such site to the relevant member of the BT Group hereunder, or in the case of GSS upon the relevant member of the BT Group entering into a new lease for such site as the case may be;

(ii) subject to clause 3.2, legally transfer or procure the legal transfer of those leases and licences that are freely available to be legally transferred relating to the Infrastructure Assets leased by Reuters or a member of the Reuters Group to BT or the relevant member of the BT Group at each of the Relevant Sites upon the legal transfer of the lease for such site to the relevant member of the BT Group hereunder, or in the case of GSS upon the relevant member of the BT Group entering into a new lease for such site as the case may be; and

(iii) subject to clause 3.2, legally transfer or procure the legal transfer of the contracts or the relevant parts thereof relating to the maintenance and upkeep of the Infrastructure Assets enjoyed by Reuters or the relevant member of the Reuters Group to the relevant member of the BT Group at each of the Relevant Sites upon the legal transfer of the lease for such site to the relevant member of the BT Group, or in the case of GSS upon the relevant member of the BT Group entering into a new lease for such site as the case may be.

3.2

Where Reuters or the relevant member of the Reuters Group using its reasonable endeavours is unable to procure the legal transfer of any of the leases or licences of the Infrastructure Assets or legally transfer any of the contracts or the relevant parts thereof relating to the maintenance and upkeep of the Infrastructure Assets to BT or the relevant member of the BT Group, Reuters or the relevant member of the Reuters Group will use all reasonable endeavours to procure for BT a right to use such Infrastructure Assets and directly enforce such contracts (to the same extent and in the same manner used by Reuters prior to the Effective Date) and, in the event that Reuters procures such right for BT to use such Infrastructure Assets and directly enforce such contracts, Reuters shall enforce such rights of use and contracts on behalf of BT for a period that is no less than the period required to enable the parties to comply with their respective obligations and commitments under the Migration Plan relating to the Relevant Site upon the legal transfer of the lease for such site to the relevant member of the BT Group, or for GSS upon the relevant member of the BT Group entering into a new lease for such site as the case may be.

*	Text has been redacted for confidentiality

6 of 17

3.3

Subject to the terms of this Amendment, BT shall, and shall procure that each other relevant member of the BT Group shall, permit Reuters to, on a non-exclusive basis, use and enjoy the benefit of any Infrastructure Asset. For the avoidance of doubt, BT shall ensure that at least the same scope and quality of environmental conditions (including those relating to waterproofing, the absence of dust, security, air conditioning, electrical power supply) as existed immediately prior to the Effective Date are maintained at the Relevant Sites during the period in which Reuters or relevant members of the Reuters Group use the site.

3.4

Without prejudice to BT’s obligation to provide the BT Property Services, and subject to Clause 3.3 and Clause 5 if any Infrastructure Asset at the Relevant Sites reaches the end of its supported lifespan or breaks down or needs replacing (collectively “Needs Repair”) at any time during the period in which Reuters uses the Relevant Site hereunder, such period being immediately following the date of the legal transfer of each of the leases of the Relevant Sites, or if in the case of GSS, the date upon which BT or the relevant member of the BT Group enters into the GSS New Lease, and such asset continues to be used by BT or the relevant member of the BT Group for the provision of BT Property Services, BT shall promptly repair or replace any such asset that Needs Repair, and where the lease of any such asset that Needs Repair or contract relating to the maintenance and upkeep of such asset legally remains with Reuters or the relevant member of the Reuters Group, Reuters or the relevant member of the Reuters Group shall, upon notification from BT, promptly at BT’s cost, enforce the terms of the lease relating to such asset or contract such that prompt arrangements can be made for the repair and / or replacement of any such asset as applicable. Save to the extent included within the charges for the BT Property Services, *.

3.5	*
*	Text has been redacted for confidentiality

7 of 17

4.	Licence to Occupy the Relevant Sites
4.1

Subject to the terms of this Amendment, the provision of access to and use of the Relevant Sites and Infrastructure Assets (including but not limited to BT providing environmental services at the Relevant Sites) shall constitute part of the BT Property Services for the purposes of this Amendment. For the avoidance of doubt, BT is entitled to sub-let and sublicense occupation or use of the Relevant Sites during the Migration Period or otherwise, and solely in relation to the space occupied by Reuters in the Relevant Site (and without prejudice to the terms of the Agreement and / or this Amendment), Reuters undertakes to provide its reasonable cooperation to BT to enable BT to best put such space to commercial use, however, in the event that BT or the relevant member of the BT Group does sub-let or sub-licence occupation or use of the Relevant Sites to any third parties in accordance with the foregoing, Reuters shall not be entitled to limit any such sublet or sublicense unless any such sublet or sublicense shall cause any material disruption to Reuters and/or Reuters customers. In the event that BT sub-licenses or sublets occupation or use of any part of the Relevant Sites to any competitor of Reuters, BT agrees that there shall be suitable physical and logical security controls in place to ensure that any Reuters equipment, products and services that may be hosted or housed at any Relevant Site are kept operationally separate from any such competitor’s equipment, products and services also hosted or housed at any Relevant Site, and all other reasonable measures and arrangements shall be taken by BT in accordance with the terms of the Agreement to prevent such competitor from gaining access to or information in relation to Reuters activities or operations at such site.

4.2

BT or the relevant member of the BT Group grants to the Reuters Group a non-exclusive licence to occupy, use and enjoy the Relevant Sites during the Migration Period for the Relevant Site pursuant to the terms of this Amendment to the same physical extent it occupied, used and enjoyed the Relevant Sites immediately prior to the Effective Date. The Parties agree that nothing in this Amendment grants upon the Reuters Group exclusive possession of the Relevant Sites (or any part thereof) or create a legal or equitable tenancy.

4.3

During the Migration Period, and subject to BT having additional space available at the Relevant Site (and such space is not required for BT’s own internal business purposes), in the event that Reuters (or the relevant member of the Reuters Group) requires any additional space at such Relevant Site in order that Reuters can achieve the migration tasks as set out in the Migration Plan for the Relevant Site, BT agrees to (prior to offering such additional space to a third party) make available to Reuters such additional space (as is reasonably necessary to achieve the migration tasks set out in the Migration Plan) to Reuters (or the relevant member of the Reuters Group) * to BT for the BT Property Services at the Relevant Site, provided that any such additional space requirement is not necessitated by a Reuters Failure. Any additional charges that may be payable by Reuters to BT for such additional space at the Relevant Site shall be amended through the Change Control Procedure and such additional space shall be deemed to form part of the BT Property Services.

4.4

Following the expiry of the Migration Period, and provided that the relevant member of the Reuters Group gives BT no less than 6 months notice in writing prior to the expiry of the Migration Period, such member of the Reuters Group may continue to house servers and any associated equipment or other equipment agreed between the Parties (the Relevant Equipment) at the Relevant Site (and Reuters may continue to have access to such Relevant Equipment) on the same terms and conditions previously made available to Reuters during the Migration Period under this Amendment, save in relation to clause 4.3, provided that, (i) Reuters shall pay to BT * (or such other charge as may be agreed by the Parties in writing) for the space occupied within the Relevant Site, (ii) such Relevant Equipment shall be limited solely to that equipment which has not been migrated to the New Services in accordance with the Migration Plan. BT reserves the right to require Reuters to locate and/or re-locate, *, the Relevant Equipment within the Relevant Site providing it gives Reuters reasonable notice (and reasonable explanation in writing) and such relocation will not cause any material disruption to Reuters and/or Reuters customers. In addition, following the expiry of the Migration Period, BT may require the Reuters Group to remove such Relevant Equipment in whole or in part from the Relevant Site or terminate Reuters licence to occupy any Relevant Site with no less than six months notice in writing. *

*	Text has been redacted for confidentiality

8 of 17

4.5

For the avoidance of doubt, during the Migration Period for each Relevant Site, subject to BT providing Reuters with no less than 12 months prior notice in writing, BT may provide BT Property Services to Reuters under this Amendment at a site other than the Relevant Sites *.

*

4.7

BT shall give to Reuters such notice of a planned relocation of a Relevant Site during the Migration Period as it is reasonably able to give, but in any event no less than 12 months prior written notice.

5.	Quality, Scope of BT Property Services and Transition
5.1

As an overriding principle, the Parties agree that during the period in which Reuters occupies the Relevant Sites (i) BT shall provide the BT Property Services to the Reuters Group at least to the same quality and physical scope and extent (including, without limitation, the extent of access to the Relevant Sites and the operating and environmental conditions of the Infrastructure Assets and Relevant Sites) as such services were provided at the Relevant Site immediately prior to the Effective Date or in the case of any additional Relevant Sites, prior to the date of legal transfer, and (ii) notwithstanding the provisions of Clause 6 below, *.

*	Text has been redacted for confidentiality

9 of 17

5.2

Subject to clause 5.3 and 5.4 below, both Parties shall use their reasonable endeavours and in good faith work together to seek to minimise the operational risks and impacts associated with the legal transfer of the Relevant Sites from Reuters to BT or the relevant member of the BT Group.

5.3

BT shall develop a transition plan for each Relevant Site in relation to the legal transfer of the existing Reuters leases (or, if applicable, where BT enters into the GSS New Lease) to ensure that at each Relevant Site there shall be no material disruption to Reuters and/or Reuters customers on any such legal transfer of the existing Reuters lease to BT (or, as appropriate, where BT enters into the GSS New Lease). Reuters acknowledges that it shall provide all reasonable cooperation to BT, upon request, to assist BT in developing the transition plan for each Relevant Site.

5.4

Pursuant to clause 5.2, the Parties undertake to work together for a period of 3 months from the date of the legal transfer of each existing Reuters lease at the Relevant Site to BT or the relevant member of the BT Group (or in the case of the GSS Relevant Site 3 months from the date on which BT enters into the GSS New Lease, as applicable) (the Relevant Transition Period). During the Relevant Transition Period, Reuters agrees to provide all reasonable assistance to BT or the relevant member of the BT Group (such reasonable assistance not requiring Reuters to bear additional material costs) to ensure a smooth transition of the Relevant Sites to BT.

6.	Charges
6.1	*
6.2	*
6.3	*
6.4	Each Party agrees that it will bear all of its own costs incurred in respect of the negotiation and agreement of this Amendment.
6.5

BT shall procure that all invoices for charges in respect of the BT Property Services shall be issued by the local relevant member of the BT Group in the currency of the country in which those services are provided to the corresponding local member of the Reuters Group. Reuters or the local member of the Reuters Group shall pay, or shall procure the payment of the BT Property Services in cleared funds 30 days after the date the invoice was received by the relevant member of the Reuters Group. All such payments made to BT and other members of the BT Group shall be made by BACS payment (or as otherwise agreed by the Parties) to the account or accounts nominated by BT from time to time.

*	Text has been redacted for confidentiality

10 of 17

7	Transaction Taxes

Any consideration expressed to be payable under this Amendment shall be deemed to be exclusive of any Transaction Taxes and shall be payable in accordance with the provisions of clause 31 of the Agreement which shall apply to this Amendment.

8	Stamp Duty Land Tax
8.1

BT or the relevant BT Group member hereby agrees to complete the necessary Stamp Duty Land Tax forms (being SDLT 1 to SDLT 4 (inclusive)) (the “Forms”) and to deliver the properly completed and signed Forms to HM Revenue & Customs within 30 days of completion of the GSS New Lease with the appropriate duty.

8.2

BT or the relevant member of the BT Group hereby agrees to indemnify Reuters against any claim, cost or liability Reuters may incur in relation to any stamp duty land tax, stamp duty, registration charges or other equivalent local taxes, charges or duties (with the exception of Transaction Taxes) that may be payable by Reuters or any member of the Reuters Group in respect of or relating to the surrender of the existing GSS lease or the grant of the GSS New Lease and the legal transfer of each of the Relevant Sites to BT or the relevant member of the BT Group pursuant to the terms of this Amendment, provided that Reuters complies with the provision of Clause 23.3.1 of the Agreement in respect thereto.

9	GSS Long Stop Date

In the event that either the existing Reuters lease for GSS has not been assigned to BT or the relevant member of the BT Group, or BT has not entered into a new lease for the GSS Relevant Site by the GSS Long Stop Date then the obligations on both Parties hereunder in relation to the GSS Relevant Site shall cease to have legal effect and both BT and Reuters shall be entitled to exercise all of their rights under the Agreement, including, but not limited to, claiming any Agreed Costs in relation to the GSS Relevant Site (and Reuters also recovering the direct and reasonable costs associated with relocating any equipment to another site in the event of a breach of this Amendment by BT). For the avoidance of doubt those provisions of this Amendment that relate to the Relevant Sites other than the GSS Relevant Site shall continue in full force and effect.

10	Relevant Sites Long Stop Date

In the event that any of the existing leases to the Relevant Sites (other than the GSS Relevant Site, as applicable) are not legally transferred to BT or the relevant member of the BT Group by the applicable Relevant Site Long Stop Date then the obligations on both Parties hereunder in respect of any such Relevant Site that is not legally transferred to BT or the relevant member of the BT Group by the applicable Relevant Site Long Stop Date (other than the GSS Relevant Site, subject to the terms of clause 9) shall cease to have legal effect and both Parties shall be entitled to exercise all of their rights under the Agreement in relation to such Relevant Site, including, but not limited to, claiming any Agreed Costs in relation to such Relevant Site. For the avoidance of doubt, any delay to the Migration Plan for the Relevant Site as a result of a breach by BT of this clause 10, such delay shall be attributable to BT in the apportionment of responsibility between the Parties for the purposes of calculating the Agreed Costs.

11 of 17

11	Independent Expert
(i)	Any dispute arising in relation to clause 2.4 may be referred to the Independent Expert for final determination on the application of either Party.
(ii)

The Independent Expert shall be such person agreed between the Parties or failing agreement, nominated at the request of either Party by the President of the Royal Institution of Chartered Surveyors (the “PRICS”), such nominated Independent Expert being appropriately experienced and qualified in the sole opinion of the PRICS having regard to the nature of the dispute or matter for determination.

(iii)	Whenever an Independent Expert is duly appointed, then:
1.	he or she shall permit the Parties no more than fifteen (15) working days to make written representations to him or her on the matter in dispute;
2.

upon the expiry of such fifteen (15) working days period he or she shall forthwith disclose to the each Party the written representations he or she has received from the other Party pursuant to clause 11.3.1 and shall permit each Party no more than an additional period of fifteen (15) working days to make further written submissions to him or her on the written representations received from the other Party;

3.

he or she shall be required to issue his or her final determination within a further period of fifteen (15) working days after the date for the receipt of the written submissions if any written representations are received pursuant to clauses 11.3.1, or if no written representations are made, within fifteen (15) working days of the expiry of the period allowed for such written representations to be made;

4.

in making his or her determination on the matter in dispute he or she shall be required to have regard to such written representations and submissions as have been made by the Parties to him or her pursuant to clauses 11.3.1 and 11.3.2 respectively, but his or her consideration of the facts shall not be required to be limited or fettered in scope or substance by such written representations and submissions and accordingly he or she shall be entitled to rely upon and exercise his or her own expert discretion and judgement;

11.4	His or her costs and expenses shall be borne by the Parties in the proportions that he or she may direct.
11.5

If he or she becomes unwilling or unable to act or if for any reason it becomes apparent that he or she will not be able to discharge his or her duties under this clause 11 or if he or she does not issue his or her determination within the time period referred to above, then a replacement Independent Expert may be appointed by the PRICS at the request of either Party and such Independent Expert shall determine in his or her absolute discretion what steps need to be taken in order to ensure that the determination can be equitably achieved pursuant to the terms of this is clause 11.

11.6	He or she shall act as an expert, not as an arbitrator.
*	Text has been redacted for confidentiality

12 of 17

11.7	He or she may obtain independent advice if he should deem it necessary.
11.8	In making his or her determination he or she shall be required to state the reasons for such determination in writing.
11.9	The determination of the Independent Expert shall be conclusive between and binding on the Parties (in the absence of manifest error).
11.10

All matters and activities relating to the expert determination under this clause 11 shall be held in confidence and be subject to confidentiality restrictions in accordance with the terms of Clause 24 of the Agreement.

For the avoidance of doubt this Independent Expert clause only applies to a dispute as to the terms of the GSS New Lease and shall not be applicable to any dispute under the Agreement where the provisions of Clause 18 of the Agreement shall continue to apply.

12	Additional Transfer

The Parties hereby agree that any legal transfer from Reuters Group to BT or a relevant member of the BT Group of any leases for additional Relevant Sites prior to the Migration Date shall be on the same terms as those clauses that apply hereunder in relation to the Relevant Sites save for any necessary changes to the Relevant Sites Long Stop Dates, any other consequential amendments, including commercial terms, as agreed between the parties acting reasonably.

13.	TUPE Regulations/Acquired Rights Directive
13.1

It is the Parties view that neither (a) the Transfer of Undertakings (Protection of Employment) Regulations 2006 (the “TUPE Regulations”), nor (b) the Acquired Rights Directive 2001/23 dated 12 March 2001 or equivalent (as subsequently amended) (the “ARD”), nor (c) any transfer of employment undertaking or acquired employment rights in any part of the world not covered by the TUPE Regulations or the ARD (“Other Rights of Transfer”), will apply on or as a result of the Parties entry into this Amendment. Reuters will subject to clause 13.2, *:

(i)	*;
(ii)	* and

provided that,

(A)	BT complies with the provisions of clause 23.3.1 of the agreement; and
(b)

BT notifies Reuters in writing of any claim arising under this Clause 13 within 12 months of the legal transfer of the lease for each such Relevant Site (and in the case of GSS Relevant Site, * following the date of grant of the GSS New Lease or the date of the assignment of the existing GSS lease to BT or the relevant member of the BT Group).

*	Text has been redacted for confidentiality

13 of 17

*

Notwithstanding the provisions of Clause 13.1, the Parties agree that in respect of all * personnel providing support services to Reuters at GSS Relevant Site, Reuters shall procure from * for the benefit of BT and any member of the BT Group *

provided that, in each case above,

(a)

BT or the relevant member of the BT Group notifies * without undue delay of any notice of claim which it receives and gives * full control of the claim and not knowingly compromises or settles the claim without * prior written consent, such consent not to be unreasonably withheld or delayed; and

(b)

The indemnity set out in this Clause 13.2 will apply for a period of * from the date of grant of the GSS New Lease or the date of the assignment of the existing GSS lease to BT or the relevant member of the BT Group.

EXECUTION

The Parties show their acceptance of the terms of this Amendment, on the date hereof, by signing below:

SIGNED BY

/s/ DAVID GRIGSON

(duly authorised for and on behalf of) David Grigson

REUTERS LIMITED

SIGNED BY

/s/ Chris North

(duly authorised for and on behalf of Chris North)

BRITISH TELECOMMUNICATIONS PLC

*	Text has been redacted for confidentiality

14 of 17

APPENDIX 1

Relevant Sites

1	*
2	*
3	*
*	Text has been redacted for confidentiality

15 of 17

APPENDIX 2

List of Infrastructure Assets and the price at which they are to be sold to BT

*

*

*

*	Text has been redacted for confidentiality

16 of 17

APPENDIX 3

Charges for BT Property Services

Applicable charges from the date upon which the lease for the Relevant Site is legally transferred to BT (or in the case of the GSS Relevant Site, the date upon which BT enters into the GSS New Lease, as the case may be) until the date of the Migration Period for the Relevant Site

*

*

*	1)	* = *
2)	* = *
3)	* = *
*	Text has been redacted for confidentiality

17 of 17